SEC. File Nos. 33-32785
                                               811-5888

           SECURITIES AND EXCHANGE COMMISSION
                   Washington, D.C. 20549

                            FORM N-1A
                     Registration Statement
                              Under
                   the Securities Act of 1933

                 Post-Effective Amendment No. 12
                              and
                     Registration Statement
                             Under
               The Investment Company Act of 1940
                       Amendment No.  15

                    SMALLCAP WORLD FUND, INC.
        (Exact Name of Registrant as specified in charter)
                     333 South Hope Street
                  Los Angeles, California 90071
              (Address of principal executive offices)

         Registrant's telephone number, including area code:
                          (213) 486-9200


                           Chad L. Norton
               Capital Research and Management Company
                       333 South Hope Street
                    Los Angeles, California 90071
               (name and address of agent for service)

                            Copies to:
                   MICHAEL  J. FAIRCLOUGH, ESQ.
                       O'Melveny & Myers LLP
                       400 South Hope Street
                   Los Angeles, California  90071
                    (Counsel for the Registrant)


      The Registrant has filed a declaration pursuant to rule 24f-2 registering an indefinite number of shares under the Securities Act of 1933.
      On November 25, 1996, it filed its 24f-2 notice for fiscal 1996.

             Approximate date of proposed public offering:
It is proposed that this filing become effective on February 1, 1997, pursuant to paragraph (a) of rule 485.

                           SMALLCAP WORLD FUND, INC.
                             CROSS REFERENCE SHEET

  Item Number of                               Captions in Prospectus (Part "A")
  Part "A" of Form N-1A
    1.   Cover Page                            Cover Page
    2.   Synopsis                              Expenses
    3.   Condensed Financial Information       Financial Highlights; Investment Results
    4.   General Description of Registrant     Investment Policies and Risks; Securities and
                                               Investment Techniques; Fund Organization and
                                               Management
    5.   Management of the Fund                Financial Highlights; Fund Organization and Management;
                                               Expenses; Securities and Investment Techniques;
                                               Multiple Portfolio Counselor System
    6.   Capital Stock and Other Securities    Investment Policies and Risks; Securities and
                                               Investment Techniques; Fund Organization and Management;
                                               Dividends, Distributions and Taxes
    7.   Purchase of Securities Being Offered  Purchasing Shares; Fund Organization and Management;
                                               Shareholder Services
    8.   Redemption or Repurchase              Selling Shares
    9.   Legal Proceedings                     N/A


   Item Number of                              Captions in Statement of
Part "B" of Form N-1A                          Additional Information (Part "B")

  10.   Cover Page                             Cover

  11.   Table of Contents                      Table of Contents

  12.   General Information and History        Fund Organization and Management (Part "A")

  13.   Investment Objectives and Policies     Securities and Investment Techniques (Part "A");
                                               Investment Policies; Investment Restrictions
  14.   Management of the Registrant           Fund Directors and Officers; Management
  15.   Control Persons and Principal Holders  Fund Directors and Officers
       of Securities
  16.   Investment Advisory and Other Services Management; Fund Organization and Management (Part "A");
                                               General Information
  17.   Brokerage Allocation and Other Practices    Execution of Portfolio Transactions
  18.   Capital Stock and Other Securities     N/A
  19.   Purchase, Redemption and Pricing of    Purchase of Shares; Purchasing Shares (Part "A"); Shareholder
       Securities Being Offered                Account Services and Privileges; Redeeming Shares
  20.   Tax Status                             Dividends, Distributions and Federal Taxes
  21.   Underwriter                            Management -- Principal Underwriter
  22.   Calculation of Performance Data        Investment Results
  23.   Financial Statements                   Financial Statements


   Item in Part "C"

  24.  Financial Statements and Exhibits
  25.  Persons Controlled by or under
       Common Control with Registrant
  26.  Number of Holders of Securities
  27.  Indemnification
  28.  Business and Other Connections of
       Investment Adviser
  29.  Principal Underwriters
  30.  Location of Accounts and Records
  31.  Management Services
  32.  Undertakings
       Signature Page

                     [LOGO OF THE AMERICAN FUNDS GROUP(R)]

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                                    SMALLCAP
                                 World Fund(R)

                                   Prospectus




                                FEBRUARY 1, 1997

SMALLCAP WORLD FUND, INC.
333 South Hope Street
Los Angeles, CA 90071

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TABLE OF CONTENTS

Expenses                                                                  3
Financial Highlights                                                      4
Investment Policies and Risks                                             5
Securities and Investment Techniques                                      6
Multiple Portfolio Counselor System                                       7
Investment Results                                                        9
Dividends Distributions and Taxes                                        10
Fund Organization and Management                                         11
Shareholder Services                                                     14

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The fund's objective is long-term growth of capital. The fund strives to accomplish this objective by investing primarily in equity securities of issuers with relatively small market capitalizations located in various countries. Investing in smaller capitalization stocks and securities of issuers in various countries involves certain opportunities and risks that are different from those associated with investing solely in larger capitalization stocks and securities of issuers based in the United States.

This prospectus presents information you should know before investing in the fund. You should keep it on file for future reference.

YOU MAY LOSE MONEY BY INVESTING IN THE FUND. THE LIKELIHOOD OF LOSS IS GREATER IF YOU INVEST FOR A SHORTER PERIOD OF TIME. YOUR INVESTMENT IN THE FUND IS NOT A DEPOSIT OR OBLIGATION OF, OR INSURED OR GUARANTEED BY, ANY ENTITY OR PERSON INCLUDING THE U.S. GOVERNMENT AND THE FEDERAL DEPOSIT INSURANCE CORPORATION.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


35-010-0297

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                       SMALLCAP WORLD FUND / PROSPECTUS
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EXPENSES
The effect of the expenses described below is reflected in the fund's share price or return.

You may pay certain shareholder transaction expenses when you buy or sell shares of the fund. Fund operating expenses are paid out of the fund's earned income.

SHAREHOLDER TRANSACTION EXPENSES

Maximum sales charge on purchases
(as a percentage of offering price)    5.75%
 ................................................................................

SALES CHARGES ARE REDUCED OR ELIMINATED FOR LARGER PURCHASES. There is no sales charge on reinvested dividends, and no deferred sales charge or redemption or exchange fees. A contingent deferred sales charge of 1% applies on certain redemptions made within 12 months following purchases without a sales charge.

FUND OPERATING EXPENSES
(as a percentage of average net assets for the fiscal year ended September 30,
1996)

Management fees                0.69%
12b-1 expenses                 0.23%/1/
Other expenses                 0.17%
Total fund operating expenses  1.09%

/1/ 12b-1 expenses may not exceed 0.30% of the fund's average net assets annually. Due to these distribution expenses, long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.

EXAMPLES

Assuming a hypothetical annual return of 5% and shareholder transaction and operating expenses as described above, for every $1,000 you invested, you would pay the following total expenses over the following periods:
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One year        $ 68
Three years     $ 90
Five years      $114
Ten years       $183

THESE EXAMPLES ARE NOT MEANT TO REPRESENT YOUR ACTUAL INVESTMENT RESULTS OR EXPENSES, WHICH MAY VARY. YOUR EXPENSES WILL BE LESS IF YOU QUALIFY TO PURCHASE SHARES AT A REDUCED OR NO SALES CHARGE.

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                       SMALLCAP WORLD FUND / PROSPECTUS
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FINANCIAL HIGHLIGHTS

The following information has been audited by Deloitte & Touche llp, independent auditors. This table should be read together with the financial statements which are included in the statement of additional information and annual report.

SELECTED PER-SHARE DATA

                                        YEARS ENDED SEPTEMBER 30
                                        ------------------------
                          1996    1995    1994    1993    1992    1991  1990/1/
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Net asset value,
beginning of year       $26.11  $23.61  $22.72  $18.01  $17.60  $13.26   $15.08
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INCOME FROM INVESTMENT
OPERATIONS:
Net investment income      .17     .22     .09     .06     .14     .18      .26

Net realized and
unrealized gain (loss)
on investments            3.32    3.79    1.83    5.56     .38    4.56    (2.08)

Total income (loss)
from investment
operations                3.49    4.01    1.92    5.62     .52    4.74    (1.82)
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LESS DISTRIBUTIONS:
Dividends from net
investment income         (.23)   (.16)   (.06)   (.08)   (.11)   (.40)      --

Distributions from
net realized gains       (2.45)  (1.35)   (.97)   (.83)     --      --       --

Total distributions      (2.68)  (1.51)  (1.03)   (.91)   (.11)   (.40)      --

Net asset value,
end of year             $26.92  $26.11  $23.61  $22.72  $18.01  $17.60   $13.26
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Total return/2/         15.21%  18.59%   8.60%  32.46%   2.95%  36.43%  (12.07%)/3/
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RATIOS/SUPPLEMENTAL
DATA:
Net assets, end of
year (in millions)      $6,607  $4,625  $3,497  $2,247  $1,255  $  798   $  571

Ratio of expenses to
average net assets       1.09%   1.13%   1.12%   1.15%   1.21%   1.31%     .49%/3/

Ratio of net income
to average net assets     .68%    .97%    .38%    .33%    .85%   1.11%    1.70%/3/

Average commissions
paid/4/                  1.41c   1.00c   1.25c   1.55c   2.36c   1.83c    2.24c

Portfolio turnover
rate                    42.88%  45.63%  29.43%  25.00%  23.10%  19.26%    1.91%/3/
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/1/ The period ended September 30, 1990 represents the initial period of operations from April 30, 1990 to September 30, 1990.
/2/ Excludes maximum sales charge of 5.75%.
/3/ These figures are based on operations for the period shown and, accordingly, are not representative of a full years' operations.
/4/ Brokerage commissions paid on portfolio transactions increase the cost of securities purchased or reduce the proceeds of securities sold, and are not reflected in the fund's statement of operations. Shares traded on a principal basis (without commissions), such as most over-the-counter and fixed-income transactions, are excluded. Generally, non-U.S. commissions are lower than U.S. commissions when expressed as cents per share but higher when expressed as a percentage of transactions because of the lower per-share prices of many non-U.S. securities.

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                               SMALLCAP WORLD FUND / PROSPECTUS
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INVESTMENT POLICIES AND RISKS
The fund aims to provide you with growth of capital.

The fund seeks to achieve its objective by investing primarily in equity securities of companies with relatively small market capitalizations (share price times the number of equity securities outstanding). In selecting investments, the fund emphasizes companies that are believed by Capital Research and Management Company to have the potential for growth. Current income is not a consideration.

The fund's investments typically have individual market capitalizations of approximately $50 million to $1.2 billion; however, the fund will not necessarily sell stocks because they fall outside this range due to market conditions.

The fund's assets may also be held in cash or high-quality cash equivalents, government or corporate debt securities denominated in U.S. dollars or other currencies for liquidity purposes or when, in the opinion of Capital Research and Management Company, prevailing market conditions indicate that it is desirable to do so. Under normal market conditions the fund will invest no more than 35% of its total assets in such securities.

When prevailing market, economic, political or currency conditions warrant, assets may also be invested in securities convertible into common stocks, straight debt securities (generally rated in the top three quality categories by any national rating service or determined to be of equivalent quality by Capital Research and Management Company), government securities or nonconvertible preferred stocks. These securities may also be issued by entities domiciled outside the U.S. MORE INFORMATION ON THE FUND'S INVESTMENT POLICIES IS CONTAINED IN ITS STATEMENT OF ADDITIONAL INFORMATION.

The fund's fundamental investment restrictions (described in the statement of additional information) and objective may not be changed without shareholder approval. All other investment practices may be changed by the fund's board of directors.

ACHIEVEMENT OF THE FUND'S INVESTMENT OBJECTIVE CANNOT, OF COURSE, BE ASSURED DUE TO THE RISK OF CAPITAL LOSS FROM FLUCTUATING PRICES INHERENT IN ANY INVESTMENT IN SECURITIES.

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                       SMALLCAP WORLD FUND / PROSPECTUS
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SECURITIES AND INVESTMENT TECHNIQUES

INVESTING IN SMALLER CAPITALIZATION STOCKS

Investing in smaller capitalization stocks can involve greater risk than is customarily associated with investing in stocks of larger, more established companies. Transaction costs in stocks of smaller capitalization companies may be higher than those of larger capitalization companies. Because the fund emphasizes the stocks of issuers with smaller market capitalizations (by U.S. standards), it can be expected to have more difficulty obtaining information about the issuers or valuing or disposing of its securities than it would if it were to concentrate on more widely held stocks.

EQUITY SECURITIES

Equity securities represent an ownership position in a company. These securities may include common stocks and securities with equity conversion or purchase rights. The prices of equity securities fluctuate based on changes in the financial condition of their issuers and on market and economic conditions. The fund's results will be related to the overall market for these securities.

DEBT SECURITIES

Bonds and other debt securities are used by issuers to borrow money. Issuers pay investors interest and generally must repay the amount borrowed at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are purchased at a discount from their face values.

The prices of debt securities fluctuate depending on such factors as interest rates, credit quality and maturity. In general their prices decline when interest rates rise and vice versa.

The fund may invest up to 10% of its total assets in debt securities rate Baa or BBB or below by Moody's Investors Service, Inc. or Standard & Poor's Corporation or in unrated securities that are determined to be of equivalent quality. Securities rate Ba and BB or below or unrated securities determined to be of equivalent quality are commonly known as "high-yield, high-risk" or "junk" bonds and are described by the ratings agencies as speculative. These securities are subject to greater risk of default and can significantly decline in price particularly in periods of general economic difficulty. It may be more difficult to dispose of, or to determine the value of, high-yield, high-risk bonds. The fund's high-yield, high risk securities may be rated as low as Ca or CC. Bonds rated Ca or CC are described by the ratings agencies as "speculative in a high degree; often in default or [having] other marked shortcomings." See the statement of additional information for a complete description of the ratings.

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                       SMALLCAP WORLD FUND / PROSPECTUS
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Capital Research and Management Company attempts to reduce the risks described above through diversification of the portfolio and by credit analysis of each issuer as well as by monitoring broad economic trends and corporate and legislative developments.


INVESTING IN VARIOUS COUNTRIES

The fund has the ability to invest outside the U.S. Investing outside the U.S. involves special risks, particularly in certain developing countries, caused by, among other things: fluctuating currency values; different accounting, auditing, and financial reporting regulations and practices in some countries; changing local and regional economic, political, and social conditions; greater market volatility; differing securities market structures; and various administrative difficulties such as delays in clearing and settling portfolio transactions or in receiving payment of dividends. However, in the opinion of Capital Research and Management Company, investing outside the U.S. also can reduce certain portfolio risks due to greater diversification opportunities.

Additional costs could be incurred in connection with the fund's investment activities outside the U.S. Brokerage commissions may be higher outside the U.S., and the fund will bear certain expenses in connection with its currency transactions. Furthermore, increased custodian costs may be associated with the maintenance of assets in certain jurisdictions.

In making its investments in companies outside the U.S., the fund does not intend to emphasize any particular country or region. Under normal market conditions the fund will invest at least 65% of its total assets in equity securities of small capitalization issuers as discussed earlier, and such issuers will be located in at least three countries.

CURRENCY TRANSACTIONS

The fund can purchase and sell currencies to facilitate securities transactions and enter into forward currency contracts to hedge against changes in currency exchange rates. While entering into forward currency transactions could minimize the risk of loss due to a decline in the value of the hedged currency, it could also limit any potential gain which might result from an increase in the value of the currency. The fund will not generally attempt to protect against all potential changes in exchange rates.

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MULTIPLE PORTFOLIO COUNSELOR SYSTEM

The basic investment philosophy of Capital Research and Management Company is to seek fundamental values at reasonable prices, using a system of multiple

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                       SMALLCAP WORLD FUND / PROSPECTUS
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portfolio counselors in managing mutual fund assets. Under this system the portfolio of the fund is divided into segments which are managed by individual counselors. Counselors decide how their respective segments will be invested (within the limits provided by the fund's objective and policies and by Capital Research and Management Company's investment committee). In addition, Capital Research and Management Company's research professionals make investment decisions with respect to a portion of the fund's portfolio. The primary individual portfolio counselors for the fund are listed on the following page.


                                                                              YEARS OF EXPERIENCE AS
                                                                              INVESTMENT PROFESSIONAL
                                                                                   (APPROXIMATE)
                                                                           ------------------------------
                                            YEARS OF EXPERIENCE
                                           AS PORTFOLIO COUNSELOR          WITH CAPITAL
                                         (AND RESEARCH PROFESSIONAL,       RESEARCH AND
PORTFOLIO COUNSELORS                          IF APPLICABLE) FOR            MANAGEMENT
     FOR SMALLCAP                        (SMALLCAP WORLD FUND, INC.         COMPANY OR
   WORLD FUND, INC.   PRIMARY TITLE(S)          (APPROXIMATEL)            ITS AFFILIATES     TOTAL YEARS
---------------------------------------------------------------------------------------------------------
WILLIAM R.            Director and        7 years (since                    27 years          34 years
GRIMSLEY              Vice Chairman       the fund began
                      of the Board of     operations)
                      the fund;
                      Senior Vice
                      President and
                      Director,
                      Capital
                      Research and
                      Management
                      Company
---------------------------------------------------------------------------------------------------------
GORDON                President and       7 years (since                    26 years          26 years
CRAWFORD              Principal           the fund began
                      Executive           operations)
                      Officer of the
                      fund; Senior
                      Vice President
                      and Director,
                      Capital
                      Research
                      Company*
---------------------------------------------------------------------------------------------------------
ROBERT W.             Vice President      2 years (in                       12 years          12 years
LOVELACE              of the fund;        addition to 4
                      Executive Vice      years as a
                      President and       research
                      Director,           professional
                      Capital             prior to
                      Research            becoming a
                      Company*            portfolio
                                          counselor for
                                          the fund)
---------------------------------------------------------------------------------------------------------
MARK E.               Senior Vice         5 years (in                       15 years          15 years
DENNING               President and       addition to 1
                      Director,           year as a
                      Capital             research
                      Research            professional
                      Company*            prior to
                                          becoming a
                                          portfolio
                                          counselor for
                                          the fund)
---------------------------------------------------------------------------------------------------------
CLAUDIA               Senior Vice         1 year (in                        19 years          21 years
HUNTINGTON            President,          addition to 4
                      Capital             years as a
                      Research            research
                      Company*            professional
                                          prior to
                                          becoming a
                                          portfolio
                                          counselor for
                                          the fund)
---------------------------------------------------------------------------------------------------------
JAMES F.              President and       2 years                           27 years          27 years
ROTHENBERG            Director,
                      Capital
                      Research and
                      Management
                      Company
---------------------------------------------------------------------------------------------------------

   The fund began operations in April 1990.
 * Company affiliated with Capital Research and Management Company.


 ................................................................................

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                       SMALLCAP WORLD FUND / PROSPECTUS
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INVESTMENT RESULTS
The fund may from time to time compare investment results to various indices or other mutual funds. Fund results may be calculated on a total return, yield and/or distribution rate basis. Currently, the fund calculates investment results only on a total return basis. Results calculated without a sales charge will be higher.

- TOTAL RETURN is the change in value of an investment in the fund over a given period, assuming reinvestment of any dividends and capital gain distributions.

- YIELD is computed by dividing the net investment income per share earned by the fund over a given period of time by the maximum offering price per share on the last day of the period, according to a formula mandated by the Securities and Exchange Commission. A yield calculated using this formula may be different than the income actually paid to shareholders.

- DISTRIBUTION RATE reflects dividends that were paid by the fund. The distribution rate is calculated by dividing the dividends paid over the last 12 months by the sum of the month-end price and the capital gain distributions paid over the last 12 months.

                               INVESTMENT RESULTS
                     (FOR PERIODS ENDED DECEMBER 31, 1996)

AVERAGE
ANNUAL          THE FUND                                 MEDIUM-
TOTAL            AT NET        THE FUND AT MAXIMUM      SMALL CAP
RETURNS:     ASSET VALUE/1/    SALES CHARGE/1/,/2/    WORLD INDEX/3/
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One year         19.75%              12.88%               11.46%
 ................................................................................
Five years       14.64%              13.29%               10.59%
 ................................................................................
Lifetime/4/      14.95%              13.93%                9.59%
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/1/ These fund results were calculated according to a standard formula that is required for all stock and bond funds.
/2/ The maximum sales charge has been deducted.
/3/ The FT/S&P-Actuaries Medium-Small Cap World Index tracks the stocks of smaller companies in 28 world markets. This index is unmanaged and does not reflect sales charges, commissions or expenses.
/4/ The fund began investment operations on April 30, 1990.

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                       SMALLCAP WORLD FUND / PROSPECTUS
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                             [GRAPH APPEARS HERE]

Past results are not an indication of future results.

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DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS AND DISTRIBUTIONS

The fund usually pays dividends, which may fluctuate, in December. Capital gains, if any, are also usually distributed in December. When a dividend or capital gain is distributed, the net asset value per share is reduced by the amount of the payment.

FEDERAL TAXES

In any fiscal year in which the fund qualifies as a regulated investment company and distributes to shareholders all of its net investment income and net capital gains, the fund itself is relieved of federal income tax.

Generally, all dividends and capital gains are taxable whether they are reinvested or received in cash -- unless you are exempt from taxation or entitled to tax deferral. Early each year, you will be notified as to the amount and federal tax status of all income distributions paid during the prior year. Such distributions may also be subject to state or local taxes. The tax treatment of redemptions from a retirement plan account may differ from redemptions from an ordinary shareholder account.

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                       SMALLCAP WORLD FUND / PROSPECTUS
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YOU MUST PROVIDE THE FUND WITH A CERTIFIED CORRECT TAXPAYER IDENTIFICATION NUMBER (GENERALLY YOUR SOCIAL SECURITY NUMBER) AND CERTIFY THAT YOU ARE NOT SUBJECT TO BACKUP WITHHOLDING. IF YOU FAIL TO DO SO THE IRS CAN REQUIRE THE FUND TO WITHHOLD 31% OF YOUR TAXABLE DISTRIBUTIONS AND REDEMPTIONS. Federal law also requires the fund to withhold 30% or the applicable tax treaty rate from dividends paid to certain nonresident alien, non-U.S. partnership and non-U.S. corporation shareholder accounts.

This is a brief summary of some of the tax laws that affect your investment in the fund. Please see the statement of additional information and your tax adviser for further information.

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FUND ORGANIZATION AND MANAGEMENT

FUND ORGANIZATION AND VOTING RIGHTS

The fund, an open-end, diversified management investment company, was organized as a Maryland corporation in 1989. All fund operations are supervised by the fund's board of directors who meet periodically and perform duties required by applicable state and federal laws. Members of the board who are not employed by Capital Research and Management Company or its affiliates are paid certain fees for services rendered to the fund as described in the statement of additional information. They may elect to defer all or a portion of these fees through a deferred compensation plan in effect for the fund. The fund does not hold annual meetings of shareholders. However, significant corporate matters which require shareholder approval, such as certain elections of board members or a change in a fundamental investment policy, will be presented to shareholders at a meeting called for such purpose. Shareholders have one vote per share owned. At the request of the holders of at least 10% of the shares, the fund will hold a meeting at which any member of the board could be removed by a majority vote.

THE INVESTMENT ADVISER

Capital Research and Management Company, a large and experienced investment management organization founded in 1931, is the investment adviser to the fund and other funds, including those in The American Funds Group. Capital Research and Management Company, a wholly owned subsidiary of The Capital Group Companies, Inc., is headquartered at 333 South Hope Street, Los Angeles, CA 90071. Capital Research and Management

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                       SMALLCAP WORLD FUND / PROSPECTUS
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Company manages the investment portfolio and business affairs of the fund. The management fee paid by the fund to Capital Research and Management Company may not exceed 0.50% of the fund's average net assets annually and declines at certain asset levels. The total management fee paid by the fund, as a percentage of average net assets, for the previous fiscal year is discussed earlier under "Expenses."

Capital Research and Management Company and its affiliated companies have adopted a personal investing policy that is consistent with the recommendations contained in the May 9, 1994 report issued by the Investment Company Institute's Advisory Group on Personal Investing. This policy has also been incorporated into the fund's "code of ethics."

PLAN OF DISTRIBUTION

The fund has a Plan of Distribution or "12b-1 Plan" under which it may finance activities primarily intended to sell shares, provided the categories of expenses are approved in advance by the board and the expenses paid under the Plan were incurred within the preceding 12 months and accrued while the Plan is in effect. The 12b-1 fee paid by the fund, as a percentage of average net assets, for the previous fiscal year is discussed earlier under "Expenses."

PORTFOLIO TRANSACTIONS

Orders for the fund's portfolio securities transactions are placed by Capital Research and Management Company, which strives to obtain the best available prices, taking into account the costs and quality of executions. Fixed-income securities are generally traded on a "net" basis with a dealer acting as principal for its own account without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are usually purchased at a fixed price which includes an amount of compensation to the dealer, generally referred to as a concession or discount. On occasion, securities may be purchased directly from an issuer, in which case no commissions or discounts are paid. In the over-the-counter market, purchases and sales are transacted directly with principal market-makers except in those circumstances where it appears better prices and executions are available elsewhere.

Subject to the above policy, when two or more brokers are in a position to offer comparable prices and executions, preference may be given to brokers who have sold shares of the fund or have provided investment research, statistical, and other related services for the benefit of the fund and/or other funds served by Capital Research and Management Company.

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                       SMALLCAP WORLD FUND / PROSPECTUS
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PRINCIPAL UNDERWRITER AND TRANSFER AGENT

American Funds Distributors, Inc. and American Funds Service Company serve as the principal underwriter and transfer agent for the fund, respectively. They are headquartered at 333 South Hope Street, Los Angeles, CA 90071 and 135 South State College Boulevard, Brea, CA 92821, respectively.

                 AMERICAN FUNDS SERVICE COMPANY SERVICE AREAS

                              [MAP APPEARS HERE]

                   CALL TOLL-FREE FROM ANYWHERE IN THE U.S.
                            (8 A.M. TO 8 P.M. ET):
                                 800/421-0180

WESTERN SERVICE CENTER
American Funds Service Company
P.O. Box 2205
Brea, California
92822-2205
Fax: 714/671-7080

WESTERN CENTRAL SERVICE CENTER
American Funds Service Company
P.O. Box 659522
San Antonio, Texas
78265-9522
Fax: 210/530-4050

EASTERN CENTRAL SERVICE CENTER
American Funds Service Company
P.O. Box 6007
Indianapolis, Indiana
46206-6007
Fax: 317/735-6620

EASTERN SERVICE CENTER
American Funds Service Company
P.O. Box 2280
Norfolk, Virginia
23501-2280
Fax: 804/670-4773

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                       SMALLCAP WORLD FUND / PROSPECTUS
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SHAREHOLDER SERVICES

The fund offers you a valuable array of services you can use to alter your investment program as your needs and circumstances change. These services, which are summarized below, are available only in states where they may be legally offered and may be terminated or modified at any time upon 60 days' written notice. A COMPLETE DESCRIPTION OF SHAREHOLDER SERVICES AND ACCOUNT POLICIES IS CONTAINED IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION. In addition, an easy-to-read guide to owning a fund in The American Funds Group titled "Welcome to the Family" is sent to new shareholders and is available by writing or calling American Funds Service Company.

THE SERVICES DESCRIBED MAY NOT BE AVAILABLE THROUGH SOME RETIREMENT PLANS. IF YOU ARE INVESTING THROUGH A RETIREMENT PLAN, YOU SHOULD CONTACT YOUR PLAN ADMINISTRATOR/TRUSTEE ABOUT WHAT SERVICES ARE AVAILABLE AND WITH QUESTIONS ABOUT YOUR ACCOUNT.

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PURCHASING SHARES

HOW TO PURCHASE SHARES

Generally, you may open an account by contacting any investment dealer authorized to sell the fund's shares. You may add to your account through your dealer or directly through American Funds Service Company by mail, wire, or bank debit. You may also establish or add to your account by exchanging shares from any of your other accounts in The American Funds Group. The fund and American Funds Distributors reserve the right to reject any purchase order.

Various purchase options are available as described below subject to certain investment minimums and limitations described in the statement of additional information and "Welcome to the Family."

- Automatic Investment Plan

  You may invest monthly or quarterly through automatic withdrawals from your bank account.

- Automatic Reinvestment

  You may reinvest your dividends and capital gain distributions into the fund (with no sales charge). This will be done automatically unless you elect to have the dividends and/or capital gain distributions paid to you in cash.

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                       SMALLCAP WORLD FUND / PROSPECTUS
--------------------------------------------------------------------------------

- Cross-Reinvestment

  You may invest your dividend and capital gain distributions into any other fund in The American Funds Group.

- Exchange Privilege

  You may exchange your shares into other funds in The American Funds Group generally with no sales charge. Exchanges of shares from the money market funds that were initially purchased with no sales charge will generally be subject to the appropriate sales charge. You may also elect to automatically exchange shares among any of the funds in The American Funds Group. Exchange requests may be made in writing, by telephone including American FundsLine(R) (see below) or by fax. EXCHANGES HAVE THE SAME TAX CONSEQUENCES AS ORDINARY SALES AND PURCHASES.

- Retirement Plans

  You may invest in the fund through various retirement plans. For further information contact your investment dealer or American Funds Distributors.

SHARE PRICE

The fund's share price, also called net asset value, is determined as of the close of trading (normally 4:00 p.m., Eastern time) every day the New York Stock Exchange is open. The fund calculates its net asset value per share, generally using market prices, by dividing the total value of its assets after subtracting liabilities by the number of its shares outstanding. Shares are purchased at the offering price next determined after your investment is received and accepted by American Funds Service Company. The offering price is the net asset value plus a sales charge, if applicable.

SHARE CERTIFICATES

Shares are credited to your account and certificates are not issued unless you request them by writing to American Funds Service Company.

INVESTMENT MINIMUMS

----------------------------------------------------------------
To establish an account                                   $1,000
 For a retirement plan account                            $  250
 For a retirement plan account through payroll deduction  $   25
To add to an account                                      $   50
 For a retirement plan account                            $   25

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                       SMALLCAP WORLD FUND / PROSPECTUS
--------------------------------------------------------------------------------

SALES CHARGES

A sales charge may apply, as described below, when purchasing shares. Sales charges may be reduced for larger purchases as indicated below.

                                       SALES CHARGE AS A
                                         PERCENTAGE OF
                                    -----------------------
                                                                   DEALER
                                                     NET        CONCESSION AS
                                    OFFERING        AMOUNT      % OF OFFERING
INVESTMENT                            PRICE        INVESTED         PRICE
-----------------------------------------------------------------------------
Less than $50,000                      5.75%        6.10%           5.00%

$50,000 but less than $100,000         4.50%        4.71%           3.75%

$100,000 but less than $250,000        3.50%        3.63%           2.75%

$250,000 but less than $500,000        2.50%        2.56%           2.00%

$500,000 but less than $1 million      2.00%        2.04%           1.60%

$1 million or more and certain
other investments described below    see below    see below       see below

PURCHASES NOT SUBJECT TO SALES CHARGES

Investments of $1 million or more and investments made by employer-sponsored defined contribution-type plans with 200 or more eligible employees are sold with no initial sales charge. A 1% CONTINGENT DEFERRED SALES CHARGE MAY BE IMPOSED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE BY THESE ACCOUNTS. A dealer concession of up to 1% may be paid by the fund from its Plan of Distribution on these investments. Investments by retirement plans with $100 million or more in assets may be made with no sales charge and are not subject to a contingent deferred sales charge. A dealer concession of up to 1% may be paid by American Funds Distributors on these investments. Investments by certain individuals and entities including employees and other associated persons of dealers authorized to sell shares of the fund and Capital Research and Management Company and its affiliated companies are not subject to a sales charge.

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                       SMALLCAP WORLD FUND / PROSPECTUS
--------------------------------------------------------------------------------

ADDITIONAL DEALER COMPENSATION

In addition to the concessions listed, up to 0.25% of average net assets is paid annually to qualified dealers for providing certain services pursuant to the fund's Plan of Distribution. During 1997, American Funds Distributors will also provide additional compensation to the top one hundred dealers who have sold shares of funds in The American Funds Group based on the pro rata share of a qualifying dealer's sales.

REDUCING YOUR SALES CHARGE

You and your immediate family may combine investments to reduce your costs. You must let your investment dealer or American Funds Service Company know if you qualify for a reduction in your sales charge using one or any combination of the methods described below.

- Aggregation

  Investments that may be aggregated include those made by you, your spouse and your children under the age of 21, if all parties are purchasing shares for their own account(s), including any business account solely "controlled by," as well as any retirement plan or trust account solely for the benefit of, these individuals. Investments made for multiple employee benefit plans of a single employer or "affiliated" employers may be aggregated provided they are not also aggregated with individual accounts. Finally, investments made by a common trust fund or other diversified pooled account not specifically formed for the purpose of accumulating fund shares may be aggregated.

  Purchases made for nominee or street name accounts will generally not be aggregated with those made for other accounts unless qualified as described above.

- Concurrent Purchases

  You may combine concurrent purchases of two or more funds in The American Funds Group, except direct purchases of the money market funds. Shares of the money market funds purchased through an exchange, reinvestment or cross-reinvestment from a fund having a sales charge do qualify.

- Right of Accumulation

  You may take into account the current value of your existing holdings in The American Funds Group to determine your sales charge. Direct purchases of the money market funds are excluded.

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                       SMALLCAP WORLD FUND / PROSPECTUS
--------------------------------------------------------------------------------

- Statement of Intention

  You may enter into a non-binding commitment to invest a certain amount (which, at your request, may include purchases made during the previous 90 days) in non-money market fund shares over a 13-month period. A portion of your account may be held in escrow to cover additional sales charges which may be due if your total investments over the statement period are insufficient to qualify for the applicable sales charge reduction.

--------------------------------------------------------------------------------
SELLING SHARES

HOW TO SELL SHARES

You may sell (redeem) shares in your account by contacting your investment dealer or American Funds Service Company. You may also use American FundsLine(R) (see below). In addition, you may sell shares in amounts of $50 or more automatically. If you sell shares through your investment dealer you may be charged for this service. Shares held for you in your dealer's street name must be sold through the dealer.

Shares are sold at the net asset value next determined after your request is received in good order by American Funds Service Company. Sale requests may be made in writing, by telephone, including American FundsLine(R) (see below), or by fax. Sales by telephone or fax are limited to $10,000 in accounts registered to individual(s) (including non-retirement trust accounts). In addition, checks must be made payable to the registered shareholder(s) and mailed to an address of record that has been used with the account for at least 15 days. Proceeds will not be mailed until sufficient time has passed to provide reasonable assurance that checks or drafts (including certified or cashier's checks) for shares purchased have cleared (which may take up to 10 calendar days from the purchase date). Except for delays relating to clearance of checks for share purchases or in extraordinary circumstances (and as permissible under the Investment Company Act of 1940), sale proceeds will be paid on or before the seventh day following receipt and acceptance of an order. The fund may, with 60 days' written notice, close your account if due to a sale of shares the account has a value of less than the minimum required initial investment.

Generally, written requests to sell shares must be signed by you and must include any shares you wish to sell that are in certificate form. Your signature must be guaranteed by a bank, savings association, credit union, or member firm of a domestic stock exchange or the National Association of Securities Dealers, Inc., that is an eligible guarantor institution. A signature guarantee is not currently required for any sale of $50,000 or less provided the check is made

--------------------------------------------------------------------------------
                       SMALLCAP WORLD FUND / PROSPECTUS
--------------------------------------------------------------------------------

payable to the registered shareholder(s) and is mailed to the address of record on the account, and provided the address has been used with the account for at least 10 days. Additional documentation may be required for sales of shares held in corporate, partnership or fiduciary accounts.

You may reinvest proceeds from a redemption or a dividend or capital gain distribution without a sales charge in any fund in The American Fund Group within 90 days after the date of the redemption or distribution. Reinvestment will be at the next calculated net asset value after receipt and acceptance by American Funds Service Company.

--------------------------------------------------------------------------------
OTHER IMPORTANT THINGS TO REMEMBER

AMERICAN FUNDSLINE(R)

You may check your share balance, the price of your shares, or your most recent account transactions, sell shares (up to $10,000 per fund, per account each day), or exchange shares around the clock with American FundsLine(R). To use this service, call 800/325-3590 from a TouchTone(TM) telephone.

TELEPHONE PURCHASES, SALES AND EXCHANGES

Unless you opt out of the telephone (including American FundsLine(R)) or fax purchase, sale and/or exchange options (see below), you agree to hold the fund, American Funds Service Company, any of its affiliates or mutual funds managed by such affiliates, and each of their respective directors, trustees, officers, employees and agents harmless from any losses, expenses, costs or liability (including attorney fees) which may be incurred in connection with the exercise of these privileges provided American Funds Service Company employs reasonable procedures to confirm that the instructions received from any person with appropriate account information are genuine. If reasonable procedures are not employed, the fund may be liable for losses due to unauthorized or fraudulent instructions.

Generally, all shareholders are automatically eligible to use these options. However, you may elect to opt out of these options by writing American Funds Service Company. (You may also reinstate them at any time by writing to American Funds Service Company.)

ACCOUNT STATEMENTS

You will receive regular confirmation statements reflecting transactions in your account. Purchases through automatic investment plans and certain retirement plans will be confirmed at least quarterly.

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                       SMALLCAP WORLD FUND / PROSPECTUS
--------------------------------------------------------------------------------

NOTES

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                       SMALLCAP WORLD FUND / PROSPECTUS
--------------------------------------------------------------------------------
NOTES

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                       SMALLCAP WORLD FUND / PROSPECTUS
--------------------------------------------------------------------------------

NOTES

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                       SMALLCAP WORLD FUND / PROSPECTUS
--------------------------------------------------------------------------------

NOTES

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                       SMALLCAP WORLD FUND / PROSPECTUS
--------------------------------------------------------------------------------

FOR SHAREHOLDER                 FOR DEALER                       FOR 24-HOUR
SERVICES                        SERVICES                         INFORMATION

American Funds                  American Funds                   American
Service Company                 Distributors                     FundsLine(R)
800/421-0180 ext. 1             800/421-9900 ext. 11             800/325-3590

Telephone conversations may be recorded or monitored for verification, recordkeeping and quality assurance purposes.

---------------------------------------------------------------

OTHER FUND INFORMATION

ANNUAL/SEMI-ANNUAL               STATEMENT OF ADDITIONAL
REPORT TO SHAREHOLDERS           INFORMATION (SAI)


Includes financial               Contains more detailed
statements, detailed             information on all aspects of
performance information,         the fund, including the
portfolio holdings, a            fund's financial statements.
statement from portfolio
management and the auditor's
report.

                                 A current SAI has been filed
                                 with the Securities and
                                 Exchange Commission and is
                                 incorporated by reference (is
                                 legally part of the
                                 prospectus).

CODE OF ETHICS

Includes a description of the
fund's personal investing
policy.

To request a free copy of any of the documents above:

Call American Funds   or         Write to the Secretary of the fund
Service Company                  333 South Hope Street
800/421-0180 ext. 1              Los Angeles, CA 90071

                                                                  [RECYCLE LOGO]

         This prospectus has been printed on recycled paper.

Prospectus
for Eligible Retirement Plans

SMALLCAP
WORLD FUND(R)


AN OPPORTUNITY FOR LONG-TERM GROWTH OF
CAPITAL PRIMARILY THROUGH THE STOCKS OF
SMALLER COMPANIES IN THE UNITED STATES --
AND AROUND THE WORLD

   February 1, 1997

[LOGO OF THE AMERICAN FUNDS GROUP(R)]


                           SMALLCAP WORLD FUND, INC.

                             333 South Hope Street
                         Los Angeles, California 90071

The fund's investment objective is to achieve long-term growth of capital. It seeks to achieve this objective by investing primarily in equity securities of issuers with relatively small market capitalizations located in various countries. Investing in smaller capitalization stocks and securities of issuers in various countries involves certain opportunities and risks that are different from those associated with investing solely in larger capitalization stocks and securities of issuers based in the United States.

This prospectus relates only to shares of the fund offered without a sales charge to eligible retirement plans. For a prospectus regarding shares of the fund to be acquired otherwise, contact the Secretary of the fund at the address indicated above.

This prospectus presents information you should know before investing in the fund. It should be retained for future reference.

More detailed information about the fund, including the fund's financial statements is contained in the statement of additional information dated February 1, 1997, which has been filed with the Securities and Exchange Commission and is available to you without charge, by writing to the Secretary of the fund at the above address or calling American Funds Service Company.

SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR INSURED OR GUARANTEED BY, THE U.S. GOVERNMENT, ANY FINANCIAL INSTITUTION, THE FEDERAL DEPOSIT INSURANCE CORPORATION, OR ANY OTHER AGENCY, ENTITY OR PERSON. THE PURCHASE OF FUND SHARES INVOLVES INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO
THE CONTRARY IS A CRIMINAL OFFENSE.

RP 35-010-0297

-------------------------------------------------------------------------------

              SUMMARY OF
                EXPENSES

 Average annual expenses
     paid over a 10-year
         period would be
   approximately $13 per
 year, assuming a $1,000
     investment and a 5%
   annual return with no
           sales charge.



                         TABLE OF
                         CONTENTS

  Summary of Expenses..............................   2
  Financial Highlights.............................   3
  Investment Objective and Policies................   3
  Certain Securities and Investment Techniques.....   4
  Investment Results...............................   7
  Dividends, Distributions and Taxes...............   7
  Fund Organization and Management.................   8
  Purchasing Shares................................   9
  Shareholder Services.............................  11
  Redeeming Shares.................................  11



This table is designed to help you understand the costs of investing in the fund. These are historical expenses; your actual expenses may vary.

SHAREHOLDER TRANSACTION EXPENSES
Certain retirement plans may purchase shares of the fund with no sales charge./1/ The fund also has no sales charge on reinvested dividends, deferred sales charge, redemption fees or exchange fees.

ANNUAL FUND OPERATING EXPENSES
(as a percentage of average net assets)

Management fees......................................................   0.69%
12b-1 expenses.......................................................   0.23%/2/
Other expenses (including audit, legal, shareholder services,
 transfer agent and custodian expenses)..............................   0.17%
Total fund operating expenses........................................   1.09%


EXAMPLE                                   1 YEAR  3 YEARS   5 YEARS   10 YEARS
-------                                   ------  -------   -------   --------
You would pay the following cumulative
expenses on a $1,000 investment,
assuming a 5% annual return./3/             $11     $35       $60       $133

/1/ Retirement plans of organizations with $100 million or more in collective retirement plan assets may purchase shares of the fund with no sales charge. In addition, any employer-sponsored 403(b) plan or defined contribution plan qualified under Section 401(a) of the Internal Revenue Code including a "401(k)" plan with 200 or more eligible employees or any other plan that invests at least $1 million in shares of the fund (or in combination with shares of other funds in The American Funds Group other than the money market funds) may purchase shares at net asset value; however, a contingent deferred sales charge of 1% applies on certain redemptions within 12 months following such purchases. (See "Redeeming Shares--Contingent Deferred Sales Charge.")

/2/ These expenses may not exceed 0.30% of the fund's average net assets annually. (See "Fund Organization and Management--Plan of Distribution.") Due to these distribution expenses, long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers.

/3/ Use of this assumed 5% return is required by the Securities and Exchange
    Commission; it is not an illustration of past or future investment results. THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES; ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN.

-------------------------------------------------------------------------------

          FINANCIAL    The following information relating to the past six pe-
         HIGHLIGHTS    riods has been audited by Deloitte & Touche LLP, inde-
                       pendent accountants, whose unqualified report is in-
       (For a share    cluded in the statement of additional information. This
        outstanding    information should be read in conjunction with the fi-
     throughout the    nancial statements and accompanying notes which are
       fiscal year)    also included in the statement of additional
                       information.

                                          YEAR ENDED SEPTEMBER 30
                             -----------------------------------------------
                              1996   1995    1994    1993    1992    1991   1990/1/
                             ------ ------  ------  ------  ------  ------  -------
Net Asset Value, Begin-
 ning of Period...........   $26.11  $23.61  $22.72  $18.01  $17.60  $13.26  $15.08
                             ------  ------  ------  ------  ------  ------  ------
INCOME FROM INVESTMENT
 OPERATIONS:
  Net investment income...      .17     .22     .09     .06     .14     .18     .26
  Net realized and
   unrealized gain (loss)
   on investments.........     3.32    3.79    1.83    5.56     .38    4.56   (2.08)
                             ------   ------  ------  ------  ------  ------  ------
   Total income from in-
    vestment operations...     3.49    4.01    1.92    5.62     .52    4.74   (1.82)
                             ------   ------  ------  ------  ------  ------  ------
LESS DISTRIBUTIONS:
  Dividends from net in-
   vestment income........     (.23)     (.16)   (.06)   (.08)   (.11)   (.40)    --
  Distributions from net
   realized gains.........    (2.45)    (1.35)   (.97)   (.83)    --      --      --
                             ------   ------  ------  ------  ------  ------  ------
   Total distributions....    (2.68)    (1.51)  (1.03)   (.91)   (.11)   (.40)    --
                             ------   ------  ------  ------  ------  ------  ------
Net Asset Value, End of
 Period...................   $26.92   $26.11  $23.61  $22.72  $18.01  $17.60  $13.26
                             ======   ======  ======  ======  ======  ======  ======
Total Return/2/...........    15.21%  18.59%   8.60%  32.46%   2.95%  36.43% (12.07)%/3/
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of pe-
   riod (in millions).....   $6,607   $4,625  $3,497  $2,247  $1,255  $  798  $  571
  Ratio of expenses to av-
   erage net assets.......     1.09%   1.13%   1.12%   1.15%   1.21%   1.31%    .49%/3/
  Ratio of net income to
   average net assets.....      .68%  .97%    .38%    .33%    .85%   1.11%   1.70%/3/
  Average commissions
   paid/4/............1.41cents 1.00cents 1.25cents 1.55cents 2.36cents 1.83cents 2.24cents
  Portfolio turnover rate.    42.88%  45.63%  29.43%  25.00%  23.10%  19.26%   1.91%/3/

-----------------
/1/ Period from 4/30/90-9/30/90 (initial period of operations).

/2/ Calculated with no sales charge.

/3/ These amounts are based on operations for the period shown and, accordingly, not representative of a full year's operations.

/4/ Brokerage commissions paid on portfolio transactions increase the cost of securities purchased or reduce the proceeds of securities sold, and are not reflected in the fund's statement of operations. Shares traded on a principal basis (without commissions), such as most over-the-counter and fixed-income transactions, are excluded.

         INVESTMENT    The fund's investment objective is to provide long-term
          OBJECTIVE    growth of capital. It seeks to achieve its objective by
       AND POLICIES    investing primarily in equity securities of companies
                       with relatively small market capitalizations (share
 The fund's goal is    price times number of equity securities outstanding).
     to provide you    In selecting investments, the fund emphasizes companies
     with long-term    that are believed by the fund's investment adviser,
 growth of capital.    Capital Research and Management Company, to have the
                       potential for growth (based on strength of management, new products or new services, etc.). Current income is not a consideration.

                       The fund's investments typically have individual market capitalizations of approximately $50 million to $1.2 billion. The fund will not normally purchase shares of any company, or add to any existing holding, with a market capitalization of more than $1.2 billion. However, the fund will not necessarily sell stocks be-cause they fall outside this range due to market conditions.

                       The fund's assets may also be held in cash or high-quality cash equivalents (including certificates of de-posit, bankers acceptances, commercial paper, short-term notes or repurchase agreements), government or corporate debt securities denominated in U.S. dollars or other currencies for liquidity purposes or when, in the opinion of Capital Research and Management Company, prevailing market and economic conditions in-

-------------------------------------------------------------------------------

                       dicate that it is desirable to do so (for example, for temporary defensive purposes). Under normal market con-ditions the fund will invest no more than 35% of its total assets in such securities.

                       The fund's investment restrictions (which are described in the statement of additional information) and objec-tive cannot be changed without shareholder approval. All other investment practices may be changed by the board of directors.

                       ACHIEVEMENT OF THE FUND'S INVESTMENT OBJECTIVE CANNOT, OF COURSE, BE ASSURED DUE TO THE RISK OF CAPITAL LOSS FROM FLUCTUATING PRICES INHERENT IN ANY INVESTMENT IN SECURITIES AND THE SPECIAL RISKS ASSOCIATED WITH IN-VESTING OUTSIDE THE U.S. DESCRIBED HEREIN.

            CERTAIN    INVESTING IN SMALLER CAPITALIZATION STOCKS Capital
     SECURITIES AND    Research and Management Company believes that the
         INVESTMENT    issuers of smaller capitalization stocks often have
         TECHNIQUES    sales and earnings growth rates which exceed those of
                       larger companies and that such growth rates may in turn
       Investing in    be reflected in more rapid share price appreciation.
            smaller    However, investing in smaller capitalization stocks can
     capitalization    involve greater risk than is customarily associated
    stocks involves    with investing in stocks of larger, more established
 greater risks than    companies. For example, smaller capitalization
   investing in the    companies often have limited product lines, markets, or
  stocks of larger,    financial resources, may be dependent for management on
   more established    one or a few key persons, and can be more susceptible
         companies.    to losses. Also, their securities may be thinly traded
                       (and therefore have to be sold at a discount from current prices or sold in small lots over an extended period of time), may be followed by fewer investment research analysts, and may be subject to wider price swings thus creating a greater chance of loss than securities of larger capitalization companies.
                       Transaction costs in stocks of smaller capitalization companies may be higher than those of larger capitalization companies. Because the fund emphasizes the stocks of issuers with smaller market capitalizations (by U.S. standards), it can be expected to have more difficulty obtaining information about the issuers or valuing or disposing of its securities than it would if it were to concentrate on more widely held stocks.

                       INVESTING AROUND THE WORLD The fund's assets are invested globally which, in the opinion of Capital Research and Management Company, enhances the fund's ability to meet its objective--long-term growth of capital.

                       Of course, investing globally involves special risks, particularly in certain developing countries, caused by, among other things: fluctuating currency values; less stringent accounting, auditing, and financial reporting regulations and practices in some countries; changing local and regional economic, political, and social conditions; differing securities market structures; and various administrative difficulties such as delays in clearing and settling portfolio transactions or in receiving payment of dividends.

-------------------------------------------------------------------------------

                       However, in the opinion of Capital Research and Manage-ment Company, global investing also can reduce certain portfolio market risks due to greater diversification opportunities.

                       Additional costs could be incurred in connection with the fund's investment activities outside the U.S. Bro-kerage commissions are generally higher outside the U.S., and the fund will bear certain expenses in con-nection with its currency transactions. Furthermore, increased custodian costs may be associated with the maintenance of assets in certain jurisdictions.

                       In making its investments in companies outside the U.S., the fund does not intend to emphasize any partic-ular country or region. Under normal market conditions the fund will invest at least 65% of its total assets in equity securities of smaller capitalization issuers as described above, and such issuers will be located in at least three countries.

                       INVESTING IN FIXED-INCOME SECURITIES When prevailing market, economic, political or currency conditions warrant, assets may also be invested in securities convertible into common stocks, straight debt securities (generally rated in the top three quality categories by any national rating service or determined to be of equivalent quality by Capital Research and Management Company), government securities, or nonconvertible preferred stocks. If market interest rates increase, such fixed-income securities generally decline in value and vice versa. These securities may also be issued by entities domiciled outside the U.S.

                       The fund's investments in debt securities may be denom-inated in currencies other than the U.S. dollar. If the currency in which the security is denominated declines against the U.S. dollar, the dollar value of the secu-rity will decline and vice versa. The fund may hold a portion of its assets in U.S. dollars and other curren-cies and in cash equivalents of either U.S. issuers or issuers domiciled outside the U.S. (See the statement of additional information for a description of cash equivalents.)

                       CURRENCY TRANSACTIONS The fund has the ability to hold currencies and enter into forward currency contracts to protect against changes in currency exchange rates. However, there is no assurance that such strategies will be successful. Moreover, due to the expenses in-volved, the fund will not generally attempt to protect against all potential changes in exchange rates.

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                       MULTIPLE PORTFOLIO COUNSELOR SYSTEM The basic invest-ment philosophy of Capital Research and Management Com-pany is to seek fundamental values at reasonable pric-es, using a system of multiple portfolio counselors in managing mutual fund assets. Under this system the portfolio of the fund is divided into segments, which are managed by individual counselors. Each counselor decides how their segment will be invested (within the limits provided by the fund's objective and policies and by Capital Research and Management Company's in-vestment committee). In addition, Capital Research and Management Company's research professionals make in-vestment decisions with respect to a portion of the fund's portfolio. The primary individual portfolio counselors for the fund are listed below.

------------------------------------------------------------------------------------------------------------
                                                                                     YEARS OF EXPERIENCE AS
                                                                                    INVESTMENT PROFESSIONAL
                                                     YEARS OF EXPERIENCE AS               (APPROXIMATE)
                                                    PORTFOLIO COUNSELOR (AND
 PORTFOLIO COUNSELORS                                 RESEARCH PROFESSIONAL,       WITH CAPITAL
          FOR                                          IF APPLICABLE) FOR          RESEARCH AND
       SMALLCAP            PRIMARY TITLE(S)                 SMALLCAP                MANAGEMENT
      WORLD FUND                                           WORLD FUND               COMPANY OR       TOTAL
                                                         (APPROXIMATE)            ITS AFFILIATES     YEARS
------------------------------------------------------------------------------------------------------------
 William R. Grimsley    Director and Vice           Since the fund began             27 years      34 years
                        Chairman of the Board       operations
                        of the fund. Senior
                        Vice President and
                        Director,
                        Capital Research and
                        Management Company
------------------------------------------------------------------------------------------------------------
 Gordon Crawford        President and Principal     Since the fund began             26 years      26 years
                        Executive Officer of        operations
                        the fund. Senior Vice
                        President and Director,
                        Capital Research and
                        Management Company
------------------------------------------------------------------------------------------------------------
 Robert W. Lovelace     Vice President of the       3 years (in addition to          12 years      12 years
                        fund. Executive Vice        4 years as a research
                        President and Director,     professional prior to
                        Capital Research Company*   becoming a portfolio
                                                    counselor for the fund)
 ------------------------------------------------------------------------------------------------------------
 Mark E. Denning        Senior Vice President       5 years (in addition to          15 years      15 years
                        and Director, Capital       1 year as a research
                        Research Company*           professional prior to
                                                    becoming a portfolio
                                                    counselor for the fund)
------------------------------------------------------------------------------------------------------------
 Claudia Huntington     Senior Vice President,      1 year (in addition to ___       19 years      21 years
                        Capital Research Company*   years as a research
                                                    professional prior to
                                                    becoming a portfolio
                                                    counselor for the fund)
------------------------------------------------------------------------------------------------------------
 James F. Rothenberg    President and Direc-        2 years                          27 years      27 years
                        tor, Capital Research
                        and Management Company
------------------------------------------------------------------------------------------------------------
 THE FUND BEGAN OPERATIONS ON APRIL 30, 1990
 *COMPANY AFFILIATED WITH CAPITAL RESEARCH AND MANAGEMENT COMPANY.
------------------------------------------------------------------------------------------------------------

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         INVESTMENT    The fund may from time to time compare its investment
            RESULTS    results to various unmanaged indices or other mutual
                       funds in reports to shareholders, sales literature and
       The fund has    advertisements. The results may be calculated on a to-
   averaged a total    tal return, yield and/or distribution rate basis for
      return (at no    various periods, with or without sales charges. Results
   sales charge) of    calculated without a sales charge will be higher. Total
      14.95% a year    returns assume the reinvestment of all dividends and
      under Capital    capital gain distributions. The fund's distribution
       Research and    rate is calculated by dividing the dividends paid by
         Management    the fund over the last 12 months by the sum of the
          Company's    month-end price and the capital gains paid over the
         management    last 12 months. The SEC yield reflects income the fund
    (April 30, 1990    expects to earn based on its current portfolio of
  through December     securities, while the distribution rate is based on the
         31, 1996).    fund's past dividends. Accordingly, the fund's SEC yield
                       and distribution rate may differ. Among the elements used to calculate the SEC yield are the dividend and interest income earned and expenses paid by the fund, whereas the income paid to shareholders is used to calculate the distribution rate.

                       The fund's total return over the past 12 months, aver-age annual return over the past five years and average lifetime return, as of December 31, 1996, were 19.75%, 14.64% and 14.95%, respectively. These results were calculated with no sales charge in accordance with Se-curities and Exchange Commission requirements. Of course, past results are not an indication of future results. Further information regarding the fund's in-vestment results is contained in the fund's annual re-port which may be obtained without charge by writing to the Secretary of the fund at the address indicated on the cover of this prospectus.

         DIVIDENDS,    DIVIDENDS AND DISTRIBUTIONS Dividends are usually paid
      DISTRIBUTIONS    in June and December. Capital gains, if any, are usu-
          AND TAXES    ally distributed in December. When a dividend or capi-
                       tal gain is distributed, the net asset value per share
             Income    is reduced by the amount of the payment.
  distributions are
    usually made in    The terms of your plan will govern how your plan may
 June and December.    receive distributions from the fund. Generally, peri-
                       odic distributions from the fund to your plan are rein-vested in additional fund shares, although your plan may permit fund distributions from net investment in-come to be received by you in cash while reinvesting capital gain distributions in additional shares or may permit all fund distributions to be received in cash.
                       Unless you select another option, all distributions will be reinvested in additional fund shares.

                       FEDERAL TAXES The fund intends to operate as a "regu-lated investment company" under the Internal Revenue Code. In any fiscal year in which the fund so qualifies and distributes to shareholders all of its net invest-ment income and net capital gains, the fund itself is relieved of federal income tax. The tax treatment of redemptions from a retirement plan may differ from re-demptions from an ordinary shareholder account.

                       The fund may be required to pay withholding and other taxes imposed by various countries in connection with its investments outside the U.S., generally at rates from 10% to 40%, which would reduce the fund's invest-ment income.

                       PLEASE SEE THE STATEMENT OF ADDITIONAL INFORMATION AND YOUR TAX ADVISER FOR FURTHER INFORMATION.

-------------------------------------------------------------------------------

               FUND    FUND ORGANIZATION AND VOTING RIGHTS The fund, an open-
       ORGANIZATION    end, diversified management investment company, was or-
                AND    ganized as a Maryland corporation in 1989. The fund's
         MANAGEMENT    board supervises fund operations and performs duties
                       required by applicable state and federal law. Members
      The fund is a    of the board who are not employed by Capital Research
      member of The    and Management Company or its affiliates are paid for
     American Funds    services rendered to the fund as described in the
    Group, which is    statement of additional information. They may elect to
  managed by one of    defer all or a portion of these fees through a deferred
    the largest and    compensation plan in effect for the fund. Shareholders
   most experienced    have one vote per share owned and, at the request of
         investment    the holders of at least 10% of the shares, the fund
          advisers.    will hold a meeting at which any member of the board
                       could be removed by a majority vote. There will not usually be a shareholder meeting in any year except, for example, when the election of the board is required to be acted upon by shareholders under the Investment
                       Company Act of 1940.

                       THE INVESTMENT ADVISER Capital Research and Management Company, a large and experienced investment management organization founded in 1931, is the investment adviser to the fund and other funds, including those in The American Funds Group. Capital Research and Management Company is located at 333 South Hope Street, Los Ange-les, CA 90071, and at 135 South State College Boule-vard, Brea, CA 92821. Capital Research and Management Company manages the investment portfolio and business affairs of the fund and receives a fee at the annual rates of 0.80% on the first $1 billion of the fund's assets, 0.70% on net assets in excess of $1 billion but not exceeding $2 billion, 0.67% on net assets in excess of $2 billion but not exceeding $3 billion, 0.65% on net assets in excess of $3 billion but not exceeding $5 billion, 0.635% on net assets in excess of $5 billion but not exceeding $8 billion, and 0.625% on net assets in excess of $8 billion.

                       Capital Research and Management Company is a wholly owned subsidiary of The Capital Group Companies, Inc. (formerly "The Capital Group, Inc."), which is located at 333 South Hope Street, Los Angeles, CA 90071. The research activities of Capital Research and Management Company are conducted by affiliated companies which have offices in Los Angeles, San Francisco, New York, Washington, D.C., London, Geneva, Singapore, Hong Kong and Tokyo.

                       Capital Research and Management Company and its affili-ated companies have adopted a personal investing policy that is consistent with the recommendations contained in the report dated May 9, 1994 issued by the Invest-ment Company Institute's Advisory Group on Personal In-vesting. (See the statement of additional information.)

                       PORTFOLIO TRANSACTIONS Orders for the fund's portfolio securities transactions are placed by Capital Research and Management Company, which strives to obtain the best available prices, taking into account the costs and quality of executions. In the over-the-counter mar-ket, purchases and sales are transacted directly with principal market-makers

-------------------------------------------------------------------------------

                       except in those circumstances where it appears better prices and executions are available elsewhere.

                       Subject to the above policy, when two or more brokers are in a position to offer comparable prices and executions, preference may be given to brokers that have sold shares of the fund or have provided investment research, statistical, and other related services for the benefit of the fund and/or other funds served by Capital Research and Management Company.

                       PRINCIPAL UNDERWRITER American Funds Distributors, Inc., a wholly owned subsidiary of Capital Research and Management Company, is the principal underwriter of the fund's shares. American Funds Distributors, Inc. is lo-cated at 333 South Hope Street, Los Angeles, CA 90071, 135 South State College Boulevard, Brea, CA 92821, 8000 IH-10 West, San Antonio, TX 78230, 8332 Woodfield Crossing Boulevard, Indianapolis, IN 46240, and 5300 Robin Hood Road, Norfolk, VA 23513. Telephone conversa-tions with American Funds Distributors may be recorded or monitored for verification, recordkeeping and qual-ity assurance purposes.

                       PLAN OF DISTRIBUTION The fund has a plan of distribu-tion or "12b-1 Plan" under which it may finance activi-ties primarily intended to sell shares, provided the categories of expenses are approved in advance by the board and the expenses paid under the plan were in-curred within the last 12 months and accrued while the plan is in effect. Expenditures by the fund under the plan may not exceed 0.30% of its average net assets an-nually (0.25% of which may be for service fees.)

                       TRANSFER AGENT American Funds Service Company, 800/421-0180, a wholly owned subsidiary of Capital Research and Management Company, is the transfer agent and performs shareholder service functions. American Funds Service Company is located at 333 South Hope Street, Los Ange-les, CA 90071, 135 South State College Boulevard, Brea, CA 92821, 8000 IH-10 West, San Antonio, TX 78230, 5300
                       Robin Hood Road, Norfolk, VA 23513 and 8332 Woodfield Crossing Boulevard, Indianapolis, IN 46240. It was paid a fee of $5,701,000 for the fiscal year ended September 30, 1996. Telephone conversations with American Funds Service Company may be recorded or monitored for veri-fication, recordkeeping and quality assurance purposes.

  PURCHASING SHARES    ALL ORDERS TO PURCHASE SHARES MUST BE MADE THROUGH YOUR
                       RETIREMENT PLAN. FOR MORE INFORMATION ABOUT HOW TO
                       PURCHASE SHARES OF THE FUND THROUGH YOUR PLAN OR
                       LIMITATIONS ON THE AMOUNT THAT MAY BE PURCHASED, PLEASE
                       CONSULT WITH YOUR EMPLOYER. Shares are sold to eligible retirement plans at the net asset value per share next determined after receipt of an order by the fund or American Funds Service Company. Orders must be received before the close of regular trading on the New York
                       Stock Exchange in order to receive that day's net asset value. Plans of organizations with collective retirement plan assets of $100 million or more may purchase shares at net asset value. In

-------------------------------------------------------------------------------

                       addition, any employer-sponsored 403(b) plan or defined contribution plan qualified under Section 401(a) of the Internal Revenue Code including a "401(k)" plan with 200 or more eligible employees or any other plan that invests at least $1 million in shares of the fund (or in combination with shares of other funds in The American Funds Group other than the money market funds) may purchase shares at net asset value; however, a contingent deferred sales charge of 1% is imposed on certain redemptions made within one year of such purchase. (See "Redeeming Shares--Contingent Deferred Sales Charge.") Plans may also qualify to purchase shares at net asset value by completing a statement of intention to purchase $1 million in fund shares subject to a commission over a maximum of 13 consecutive months. Certain redemptions of such shares may also be subject to a contingent deferred sales charge as described above. (See the statement of additional information.)

                       The minimum initial investment is $250, except that the money market funds have a minimum of $1,000 for individual retirement accounts (IRAs). Minimums are reduced to $50 for purchases through "Automatic Investment Plans" (except for the money market funds) or to $25 for purchases by retirement plans through payroll deductions and may be reduced or waived for shareholders of other funds in The American Funds Group.

                       During 1997, American Funds Distributors will provide additional compensation to the top one hundred dealers who have sold shares of the fund or other funds in The American Funds Group, based on a pro rata share of a qualifying dealer's sales. American Funds Distributors will, on an annual basis, determine the advisability of continuing these promotional incentives.

                       Qualified dealers currently are paid a continuing service fee not to exceed 0.25% of average net assets (0.15% in the case of the money market funds) annually in order to promote selling efforts and to compensate them for providing certain services. (See "Fund Organization and Management--Plan of Distribution.") These services include processing purchase and redemption transactions, establishing shareholder accounts and providing certain information and assistance with respect to the fund.

                       Shares of the fund are offered to other shareholders pursuant to another prospectus at public offering prices that may include an initial sales charge.

                       SHARE PRICE Shares are offered to eligible retirement plans at the net asset value next determined after the order is received by the fund or American Funds Service Company. In the case of orders sent directly to the fund or American Funds Service Company, an investment dealer must be indicated. Dealers are responsible for promptly transmitting orders. (See the

-------------------------------------------------------------------------------

                       statement of additional information under "Purchase of Shares--Price of Shares.")

                       The fund's net asset value per share is determined as of the close of trading (currently 4:00 p.m., New York time) on each day the New York Stock Exchange is open. The current value of the fund's total assets, less all liabilities, is divided by the total number of shares outstanding and the result, rounded to the nearer cent, is the net asset value per share.

        SHAREHOLDER    Subject to any restrictions contained in your plan, you
           SERVICES    can exchange your shares for shares of other funds in
                       The American Funds Group which are offered through the plan at net asset value. In addition, again depending on your plan, you may be able to exchange shares auto-matically or cross-reinvest dividends in shares of other funds. Contact your plan administrator/trustee regarding how to use these services. Also, see the fund's statement of additional information for a de-scription of these and other services that may be available through your plan. These services are avail-able only in states where the fund to be purchased may be legally offered and may be terminated or modified at any time upon 60 days' written notice.

   REDEEMING SHARES    Subject to any restrictions imposed by your plan, you
                       can sell your shares through the plan any day the New
                       York Stock Exchange is open. For more information about how to sell shares of the fund through your retirement plan, including any charges that may be imposed by the plan, please consult with your employer.

                       --------------------------------------------------------

                       By contacting      Your plan administrator/trustee must
                       your plan          send a letter of instruction
                       administrator/     specifying the name of the fund, the
                       trustee            number of shares or dollar amount to
                                          be sold, and, if applicable, your
                                          name and account number. For your
                                          protection, if you redeem more than
                                          $50,000, the signatures of the
                                          registered owners or their legal
                                          representatives must be guaranteed by
                                          a bank, savings association, credit
                                          union, or member firm of a domestic
                                          stock exchange or the National
                                          Association of Securities Dealers,
                                          Inc., that is an eligible guarantor
                                          institution. Your plan administrator/
                                          trustee should verify with the
                                          institution that it is an eligible
                                          guarantor prior to signing.
                                          Additional documentation may be
                                          required to redeem shares from
                                          certain accounts. Notarization by a
                                          Notary Public is not an acceptable
                                          signature guarantee.

                       --------------------------------------------------------

                       By contacting      Shares may also be redeemed through
                       an investment      an investment dealer; however, you or
                       dealer             your plan may be charged for this
                                          service. SHARES HELD FOR YOU IN AN
                                          INVESTMENT DEALER'S STREET NAME MUST
                                          BE REDEEMED THROUGH THE DEALER.
                       --------------------------------------------------------

                      THE PRICE YOU RECEIVE FOR THE SHARES YOU REDEEM IS THE NET ASSET VALUE NEXT DETERMINED AFTER YOUR ORDER AND ALL REQUIRED DOCUMENTATION ARE RECEIVED BY THE FUND OR AMERICAN FUNDS SERVICE COMPANY. (SEE "PURCHASING SHARES--SHARE PRICE.")

-------------------------------------------------------------------------------

                       CONTINGENT DEFERRED SALES CHARGE A contingent deferred sales charge of 1% applies to certain redemptions made within the first year on investments of $1 million or more and on any investment made with no initial sales charge by any employer-sponsored 403(b) plan or defined contribution plan qualified under Section 401(a) of the Internal Revenue Code including a "401(k)" plan with 200 or more eligible employees. The charge is 1% of the lesser of the value of the shares redeemed (exclusive of reinvested dividends and capital gain distributions) or the total cost of such shares. Shares held for the longest period are assumed to be redeemed first for purposes of calculating this charge. The charge is waived for exchanges (except if shares acquired by exchange were then redeemed within 12 months of the initial purchase); for distributions from qualified retirement plans and other employee benefit plans; for redemptions resulting from participant-directed switches among investment options within a participant-directed employer-sponsored retirement plan; and for redemptions in connection with loans made by qualified retirement plans.

                       OTHER IMPORTANT THINGS TO REMEMBER The net asset value for redemptions is determined as indicated under "Purchasing Shares--Share Price." Because the fund's net asset value fluctuates, reflecting the market value of the portfolio, the amount you receive for shares redeemed may be more or less than the amount paid for them.

                       Redemption proceeds will not be mailed until sufficient time has passed to provide reasonable assurance that checks or drafts (including certified or cashier's checks) for shares purchased have cleared (which may take up to 15 calendar days from the purchase date). Except for delays relating to clearance of checks for share purchases or in extraordinary circumstances (and as permissible under the Investment Company Act of
                       1940), redemption proceeds will be paid on or before the seventh day following receipt of a proper redemption request.

                       [RECYCLE LOGO]  This prospectus has been printed on
                                       recycled paper that meets the
                                       guidelines of the United States
                                       Environmental Protection Agency


                       THIS PROSPECTUS RELATES ONLY TO SHARES OF THE FUND OFFERED WITHOUT A SALES CHARGE TO ELIGIBLE RETIREMENT PLANS. FOR A PROSPECTUS REGARDING SHARES OF THE FUND TO BE ACQUIRED OTHERWISE, CONTACT THE SECRETARY OF THE FUND AT THE ADDRESS INDICATED ON THE FRONT.

                             SMALLCAP WORLD FUND, INC.

                                      PART B
                      STATEMENT OF ADDITIONAL INFORMATION
                                  FEBRUARY 1, 1997

 This document is not a prospectus but should be read in conjunction with the current prospectus of SMALLCAP World Fund, Inc. (the fund or SCWF) dated February 1, 1997. The prospectus may be obtained from your investment dealer or financial planner or by writing to the fund at the following address:

                             SMALLCAP WORLD FUND, INC.
                              Attention:  Secretary
                              333 South Hope Street
                             Los Angeles, CA  90071
                                  (213) 486-9200

 Shareholders who purchase shares at net asset value through eligible retirement plans should note that not all of the services or features described below may be available to them, and they should contact their employer for details.
                               TABLE OF CONTENTS

ITEM                                                          PAGE NO.
INVESTMENT POLICIES                                           1
DESCRIPTION OF CERTAIN SECURITIES                             3
INVESTMENT RESTRICTIONS                                       4
FUND DIRECTORS AND OFFICERS                                   6
MANAGEMENT                                                    10
DIVIDENDS, DISTRIBUTIONS AND FEDERAL TAXES                    12
PURCHASE OF SHARES                                            15
REDEEMING SHARES                                              22
SHAREHOLDER ACCOUNT SERVICES AND PRIVILEGES                   23
EXECUTION OF PORTFOLIO TRANSACTIONS                           25
GENERAL INFORMATION                                           25
INVESTMENT RESULTS                                            27
APPENDIX - DESCRIPTION OF BOND RATINGS                        32
FINANCIAL STATEMENTS                                          ATTACHED

                              INVESTMENT POLICIES

INVESTING IN SMALLER CAPITALIZATION STOCKS Capital Research and Management Company believes that the issuers of smaller capitalization stocks often have sales and earnings growth rates which exceed those of larger companies and that such growth rates may in turn be reflected in more rapid share price appreciation. However, investing in smaller capitalization stocks can involve greater risk than is customarily associated with investing in stocks of larger, more established companies. For example, smaller companies often have limited product lines, markets, or financial resources, may be dependent for management on one or a few key persons, and can be more susceptible to losses. Also, their securities may be thinly traded (and therefore have to be sold at a discount from current prices or sold in small lots over an extended period of time), may be followed by fewer investment research analysts, and may be subject to wider price swings thus creating a greater chance of loss than securities of larger capitalization companies.

REPURCHASE AGREEMENTS -- The fund may enter into repurchase agreements, under which the fund buys a security and obtains a simultaneous commitment from the seller to repurchase the security at a specified time and price. Repurchase agreements permit the fund to maintain liquidity and earn income over periods of time as short as overnight. The seller must maintain with the fund's custodian collateral equal to at least 100% of the repurchase price, including accrued interest, as monitored daily by Capital Research and Management Company (the Investment Adviser). See "Management" below. The fund will only enter into repurchase agreements involving securities in which it could otherwise invest and with selected banks and securities dealers whose financial condition is monitored by the Investment Adviser. If the seller under the repurchase agreement defaults, the fund may incur a loss if the value of the collateral securing the repurchase agreement has declined and may incur disposition costs in connection with liquidating the collateral. If bankruptcy proceedings are commenced with respect to the seller, realization upon the collateral by the fund may be delayed or limited.

CURRENCY TRANSACTIONS -- The fund has the ability to enter into forward currency contracts to protect against changes in currency exchange rates. A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward currency contracts entered into by the fund will involve the purchase or sale of a currency against the U.S. dollar. The fund will segregate liquid assets which will be marked to market daily to the extent required by the Securities and Exchange Commission.

 Certain provisions of the Internal Revenue Code may limit the extent to which the fund may enter into forward contracts. Such transactions may also affect, for U.S. federal income tax purposes, the character and timing of income, gain or loss recognized by the fund.

INVESTMENT COMPANIES -- Although the fund has no current intention of investing in such securities (at least for the next 12 months), it has the ability to invest up to 5% of its total assets in shares of closed-end investment companies. Additionally, the fund would not acquire more than 3% of the outstanding voting securities of any one closed-end investment company. (To the extent that the fund invests in another investment company, it would pay an investment advisory fee in addition to the fee paid to the Investment Adviser.)

LOWER RATED DEBT SECURITIES - The fund may invest up to 10% of its assets in debt securities which are rated below the top three quality categories by Standard & Poor's Corporation (S&P) or Moody's Investors Service, Inc. (Moody's) or securities that are determined equivalent by the fund's investment adviser, Capital Research and Management Company (the Investment Adviser).
(See "Appendix - Description of Bond Ratings" below for a more complete description of bond ratings.)

CERTAIN RISK FACTORS RELATING TO HIGH-YIELD, HIGH-RISK BONDS

SENSITIVITY TO INTEREST RATE AND ECONOMIC CHANGES - High-yield, high risk bonds are very sensitive to adverse economic changes and corporate developments. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. If the issuer of a bond defaulted on its proceedings, the fund may incur losses or expenses in seeking recovery of amounts owed to it. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of high-yield, high-risk bonds.

PAYMENT EXPECTATIONS - High-yield, high-risk bonds, like other bonds, may contain redemption or call provisions. If an issuer exercised these provisions in a declining interest rate market, the fund would have to replace the security with a lower yielding security, resulting in a decreased return for investors. Conversely, a high-yield, high-risk bond's value will decrease in a rising interest rate market, as it will with all bonds.

LIQUIDITY AND VALUATION - There may be little trading in the secondary market for particular bonds, which may affect adversely the fund's ability to value accurately or dispose of such bonds. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high-yield, high-risk bonds, especially in a thin market.

                       DESCRIPTION OF CERTAIN SECURITIES

U.S. GOVERNMENT SECURITIES -- Securities guaranteed by the U.S. Government include: (i) direct obligations of the U.S. Treasury (such as Treasury bills, notes and bonds) and (ii) federal agency obligations guaranteed as to principal and interest by the U.S. Treasury. In these securities, the payment of principal and interest is unconditionally guaranteed by the U.S. Government, and thus they are of the highest possible credit quality. Such securities are subject to variations in market value due to fluctuations in interest rates, but, if held to maturity, will be paid in full.

 Securities issued by U.S. Government instrumentalities and certain federal agencies are neither direct obligations of, nor guaranteed by, the Treasury. However, they generally involve federal sponsorship in one way or another; some are backed by specific types of collateral; some are supported by the issuer's right to borrow from the Treasury; some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer; others are supported only by the credit of the issuing government agency or instrumentality. These agencies and instrumentalities include, but are not limited to, Federal Land Banks, Farmers Home Administration, Central Bank Cooperatives, and Federal Intermediate Credit Banks.

CASH EQUIVALENTS -- These securities include (1) commercial paper (short-term notes up to 9 months in maturity issued by corporations or governmental bodies), (2) commercial bank obligations (certificates of deposit (interest-bearing time deposits) and banker's acceptances (time drafts on a commercial bank where the bank accepts an irrevocable obligation to pay at maturity), (3) savings association obligations (certificates of deposit issued by mutual savings banks or savings and loan associations), (4) securities of the U.S. Government, its agencies or instrumentalities that mature, or may be redeemed, in one year or less, and (5) corporate bonds and notes (corporate obligations that mature, or that may be redeemed, in one year or less).

PORTFOLIO TURNOVER -- Portfolio changes will be made without regard to the length of time particular investments may have been held. High portfolio turnover involves correspondingly greater transaction costs in the form of dealer spreads or brokerage commissions, and may result in the realization of net capital gains, which are taxable when distributed to shareholders. In the over-the-counter market, purchases and sales are transacted directly with principal market-makers except in those circumstances where it appears better prices and executions are available. See Financial Highlights in the prospectus for the fund's portfolio turnover for each of the last seven fiscal periods.

                            INVESTMENT RESTRICTIONS

 The fund has adopted the following fundamental policies and investment restrictions which may not be changed without a majority vote of its outstanding shares. Such majority is defined by law as the vote of the lesser of (i) 67% or more of the outstanding voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present in person or by proxy, or (ii) more than 50% of the outstanding voting securities. All percentage limitations expressed in the following investment restrictions are measured immediately after and giving effect to the relevant transaction. The fund may not:

 1. Invest in securities of an issuer (other than the U.S. or its agencies or instrumentalities), if immediately after and as a result of such investment more than 5% of the value of its total assets would be invested in the securities of such other issuer (except with respect to 25% of the value of its total assets, the fund may exceed the 5% limitation with regard to investments in the securities of any one foreign government);

 2. Invest in companies for the purpose of exercising control or management;

 3. Invest 25% or more of the value of its total assets in the securities of companies primarily engaged in any one industry;

 4. Invest more than 5% of its total assets in the securities of other managed investment companies; such investments shall be limited to 3% of the voting stock of any investment company, provided, however, that investment in the open market of a closed-end investment company where no more than customary brokers' commissions are involved and investment in connection with a merger, consolidation, acquisition or reorganization shall not be prohibited by this restriction;

 5. Buy or sell real estate (including real estate limited partnerships) in the ordinary course of its business; however, the fund may invest in securities secured by real estate or interests therein or issued by companies, including real estate investment trusts and funds, which invest in real estate or interests therein;

 6. Buy or sell commodities or commodity contracts in the ordinary course of its business, provided, however, that entering into a currency forward or futures contract shall not be prohibited by this restriction;

 7. Invest more than 10% of the value of its total assets in securities which are not readily marketable (including repurchase agreements maturing in more than seven days or non-U.S. securities for which there is no recognized exchange or active and substantial over-the-counter market) or engage in the business of underwriting securities of other issuers, except to the extent that the disposal of an investment position may technically constitute the fund an underwriter as that term is defined under the Securities Act of 1933;

 8. Lend money; provided that entering into repurchase agreements, investment in debt securities or in cash equivalents and lending of portfolio securities shall not be prohibited by this restriction;

 9. Sell securities short except to the extent that the fund contemporaneously owns or has the right to acquire, at no additional cost, securities identical to those sold short;

 10. Purchase securities on margin or mortgage, pledge or hypothecate its assets to any extent;

 11. Borrow amounts in excess of 5% of the value of its total assets or issue senior securities. In any event, the fund may borrow only as a temporary measure for extraordinary or emergency purposes and not for investment in securities;

 12. Purchase or retain the securities of any issuer if those individual officers and Directors of the fund, its Investment Adviser or principal underwriter, each owning beneficially more than 1/2 of 1% of the securities of such issuer, together own more than 5% of the securities of such issuer;

 13. Invest more than 5% of the value of its total assets in securities of companies having, together with their predecessors, a record of less than three years of continuous operation;

 14. Purchase or sell puts, calls, straddles or spreads, or combinations thereof; nor

 15. Purchase partnership interests or invest in leases to develop, or explore for, oil, gas, or minerals.

 For purposes of investment restriction number 3, the fund will not invest 25% or more of total assets in the securities of issuers in the same industry.

 Further investment policies of the fund, which may be changed by action of the Board of Directors without shareholder approval, are as follows: the fund will not invest in securities of an issuer if the investment would cause the fund to own more than 10% of any class of securities of any one issuer; and the fund will not invest more than 5% of its net assets in warrants valued at the lower of cost or market, with no more than 2% being unlisted on either the New York or the American Stock Exchanges (warrants acquired or attached to securities may be deemed to be without value for the purpose of this restriction).

 All percentages relating to the policies and restrictions of the fund are measured at the time the investment is made.

                          FUND DIRECTORS AND OFFICERS
                      DIRECTORS AND DIRECTOR COMPENSATION

NAME, ADDRESS AND AGE  POSITION   PRINCIPAL OCCUPATION(S) DURING      AGGREGATE           TOTAL COMPENSATION      TOTAL NUMBER
                       WITH       PAST 5 YEARS (POSITIONS WITHIN THE  COMPENSATION        (INCLUDING VOLUNTARILY  OF FUND BOARDS
                       REGISTRANT ORGANIZATIONS LISTED MAY HAVE       (INCLUDING          DEFERRED                ON WHICH
                                  CHANGED DURING THIS PERIOD)         VOLUNTARILY         COMPENSATION)           DIRECTOR
                                                                      DEFERRED            FROM ALL FUNDS          SERVES/2/
                                                                      COMPENSATION/1/)    MANAGED BY CAPITAL
                                                                      FROM THE FUND       RESEARCH AND
                                                                      DURING FISCAL YEAR  MANAGEMENT
                                                                      ENDED 9/30/96       COMPANY

Richard G. Capen, Jr.   Director     Corporate Director and author;   $13,900            $27,650              2
Box 2494                             former United States Ambassador to
Rancho Santa Fe, CA 92067            Spain; former Vice Chairman of the
Age: 62                              Board; Knight Ridder, Inc.; former
                                     Chairman and Publisher, The Miami
                                     Herald.

+H. Frederick Christie   Director    Private Investor; former President   $14,300/3/         $145,750/3/          18
P.O. Box 144                         and Chief Executive Officer, The
Palos Verdes Estates, CA             Mission Group (non-utility holding
90274                                company, subsidiary of Southern
Age: 63                              California Edison Company); former
                                     President, Southern California
                                     Edison Company

Alan E. Clements        Director     Private investor; former Executive   $13,300            $26,350              2
16 Great Peter Street                Director - Finance, Imperial Chemical
London SW1P3JF                       Industries PLC
England
Age: 68

++Robert B. Egelston    Chairman     Senior Partner, Capital Group   None/4/            None/4/              5
333 South Hope Street   of the       Partners, Limited Partnership
Los Angeles, CA 90071   Board
Age: 66

Alan Greenway           Director     President, Greenway Associates,   $13,900            $67,450              4
7413 Fairway Road                    Inc.
La Jolla, CA 92037                   (management consulting services)
Age: 69

++William R. Grimsley   Director     Senior Vice President and Director,   None/4/            None/4/              3
One Market Plaza                     Capital Research and Management
Steuart Towers, Suite 1800           Company
San Francisco, CA 94105
Age: 58

++Graham Holloway       Director     Former Chairman of the Board,   None/4/            None/4/              2
17309 Club Hill Drive                American Funds Distributors, Inc.
Dallas, TX 75248
Age: 66

Leonade D. Jones        Director     Former Treasurer, The Washington   $13,900/3/         $72,500/3/           5
1536 Los Montes Drive                Post Company
Burlingame, CA 94010
Age: 49

William H. Kling        Director     President, Minnesota Public Radio;   $13,300/3/         $70,050/3/           4
45 East Seventh Street                President, Greenspring Co.; former
St. Paul, MN 55101                   President, American Public Radio
Age: 54                              (now Public Radio International)

Norman R. Weldon        Director     Managing Director, Partisan   $13,300            $33,850              2
8210 N.W. 27th Street                Management Group, Inc.; Chairman
Miami, FL 33122                      of the Board, Novoste Corporation;
Age: 62                              Director, Enable Medical; former
                                     President and Director, Corvita
                                     Corporation

Patricia K. Woolf       Director     Private investor; Lecturer,   $13,300            $77,950              5
506 Quaker Road                      Department
Princeton, NJ 08540                  of Molecular Biology, Princeton
Age: 62                              University


+ May be deemed an "interested person" within the meaning of the Investment Company Act of 1940 (the 1940 Act) due to membership on the board of directors of the parent company of a registered broker-dealer.
++ Directors who are "interested persons" within the meaning of the 1940 Act on the basis of their affiliation with the Investment Adviser.
 /1/ Amounts may be deferred by eligible Directors under a non-qualified deferred compensation plan adopted by the fund in 1993. Deferred amounts accumulate at an earnings rate determined by the total return of one or more of the funds in The American Funds Group as designated by the Director.

 /2/ Capital Research and Management Company manages The American Funds Group consisting of 28 funds: AMCAP Fund, American Balanced Fund, Inc., American High-Income Municipal Bond Fund, Inc., American High-Income Trust, American Mutual Fund, Inc., The Bond Fund of America, Inc., The Cash Management Trust of America, Capital Income Builder, Inc., Capital World Growth and Income Fund, Inc., Capital World Bond Fund, Inc., EuroPacific Growth Fund, Fundamental Investors, Inc., The Growth Fund of America, Inc., The Income Fund of America. Inc., Intermediate Bond Fund of America, The Investment Company of America, Limited Term Tax-Exempt Bond Fund of America, The New Economy Fund, New Perspective Fund, Inc., SMALLCAP World Fund, Inc., The Tax-Exempt Bond Fund of America, Inc., The Tax-Exempt Fund of California, The Tax-Exempt Fund of Maryland, The Tax-Exempt Fund of Virginia, The Tax-Exempt Money Fund of America, The U.S. Treasury Money Fund of America, U.S. Government Securities Fund and Washington Mutual Investors Fund, Inc. Capital Research and Management Company also manages American Variable Insurance Series and Anchor Pathway Fund which serve as the underlying investment vehicles for certain variable insurance contracts; amd Bond Portfolio for Endowments, Inc. and Endowments, Inc whose shares may be owned only by tax-exempt organizations.

/3/ Since the plan's adoption, the total amounts of deferred compensation accrued by the fund (plus earnings thereon) for participating Directors are as follows: H. Frederick Christie ($24,098) William H. Kling ($42,302); and Leonade D. Jones ($22,958). Amounts deferred and accumulated earnings thereon are not funded and are general unsecured liabilities of the fund until paid to the Director.

/4/ Robert B. Egelston, William R. Grimsley and Graham Holloway are affiliated with the Investment Adviser and, accordingly, receive no compensation from the fund.

                                 OFFICERS
    (with their principal occupations during the past five years)#

 ROBERT B. EGELSTON, Chairman of the Board (see above).

 WILLIAM R. GRIMSLEY, Vice Chairman of the Board (see above).

* GORDON CRAWFORD, President. Senior Vice President and Director, Capital Research and Management Company

 GREGORY W. WENDT, Senior Vice President.  One Market Plaza, Steuart Towers,
Suite   1800, San Francisco, CA 94105.  Vice President, Capital Research
Company.

* VINCENT P. CORTI, Vice President. Vice President - Fund Business Management Group, Capital Research and Management Company.

** STEVEN N. KEARSLEY, Vice President and Treasurer. Vice President and Treasurer, Capital Research and Management Company.

 ROBERT W. LOVELACE, Vice President.  11100 Santa Monica Boulevard, 15th Floor,
Los   Angeles, CA 90025.  Vice President, Capital International, Inc.

* CHAD L. NORTON, Secretary. Vice President - Fund Business Management Group, Capital Research and Management Company.

** MARY C. HALL, Assistant Treasurer.  Vice President - Fund Business
Management   Group, Capital Research and Management Company.

 ROBERT P. SIMMER, Assistant Treasurer. 5300 Robin Hood Road, Norfolk, VA 23513. Vice President - Fund Business Management Group, Capital Research and Management Company.
__________________________________
# Positions within the organizations listed may have changed during this period.
* Address is 333 South Hope Street, Los Angeles, CA  90071
** Address is 135 South State College Boulevard, Brea, CA 92821

 All of the Directors and officers also are officers or employees of the Investment Adviser or affiliated companies. No compensation is paid by the fund to any officer or Director who is a director, officer or employee of the Investment Adviser or affiliated companies. The fund pays fees of $11,500 per annum to Directors who are not affiliated with the Investment Adviser, plus $800 for each Board of Directors meeting attended, plus $400 for each meeting attended as a member of a committee of the Board of Directors. The Directors may elect, on a voluntary basis, to defer all or a portion of these fees through a deferred compensation plan in effect for the fund. The fund also reimburses certain expenses of the Directors who are not affiliated with the Investment Adviser. As of January 1, 1997 the officers and Directors of the fund and their families as a group owned beneficially or of record less than 1% of the outstanding shares of the fund.

                                   MANAGEMENT

INVESTMENT ADVISER -- The Investment Adviser, founded in 1931, maintains research facilities in the U.S. and abroad (Los Angeles, San Francisco, New York, Washington D.C., London, Geneva, Hong Kong, Singapore and Tokyo), with a staff of professionals, many of whom have a number of years of investment experience. The Investment Adviser is located at 333 South Hope Street, Los Angeles, CA 90071, and at 135 South State College Boulevard, Brea, CA 92821. The Investment Adviser's professionals travel several million miles a year, making more than 5,000 research visits in more than 50 countries around the world. The Investment Adviser believes that it is able to attract and retain quality personnel. The Investment Adviser is a wholly owned subsidiary of The Capital Group Companies, Inc.

 An affiliate of the Investment Adviser compiles indices for major stock markets around the world and compiles and edits Morgan Stanley Capital International Perspective, providing financial and market information about more than 2,400 companies around the world.

 The Investment Adviser is responsible for more than $100 billion of stocks, bonds and money market instruments and serves over five million investors of all types. These investors include privately owned businesses and large corporations as well as schools, colleges, foundations and other non-profit and tax-exempt organizations.

INVESTMENT ADVISORY AND SERVICE AGREEMENT -- The Investment Advisory and Service Agreement (the Agreement) between the fund and the Investment Adviser will continue in effect until November 30, 1997, unless sooner terminated and may be renewed from year to year thereafter, provided that any such renewal has been specifically approved at least annually by (i) the Board of Directors of the fund, or by the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the fund, and (ii) the vote of a majority of Directors who are not parties to the Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Agreement provides that the Investment Adviser has no liability to the fund for its acts or omissions in performance of its obligations to the fund not involving willful misconduct, bad faith, gross negligence or reckless disregard of its obligations under the Agreement. The Agreement also provides that either party has the right to terminate it, without penalty, upon 60 days' written notice to the other party and that the Agreement automatically terminates in the event of its assignment (as defined in the 1940 Act).

 The Investment Adviser, in addition to providing the services and paying the compensation and travel expenses of qualified persons to perform executive, administrative, clerical and bookkeeping functions of the fund, provides suitable office space and utilities, and provides necessary small office equipment and general purpose accounting forms, supplies, and postage used at the office of the fund.

 Under the Agreement, the Investment Adviser's fee is calculated at the annual rates of 0.80% on the first $1 billion of the fund's average net assets, 0.70% on average net assets in excess of $1 billion but not exceeding $2 billion, 0.67% on average net assets in excess of $2 billion but not exceeding $3 billion, 0.65% on average net assets in excess of $3 billion but not exceeding $5 billion, 0.635% on average net assets in excess of $5 billion but not exceeding $8 billion, and 0.625% on average net assets in excess of $8 billion.

 The Investment Adviser has agreed that in the event the expenses of the fund (with the exclusion of interest, taxes, brokerage costs, extraordinary expenses such as litigation and acquisitions or other expenses excludable under applicable state securities laws or regulations) for any fiscal year ending on a date on which the Agreement is in effect, exceed the expense limitations, if any, applicable to the fund pursuant to state securities laws or any regulations thereunder, it will reduce its fee by the extent of such excess and, if required pursuant to any such laws or any regulations thereunder, will reimburse the fund in the amount of such excess.

 During the fiscal years ended September 30, 1996, 1995 and 1994, the Investment Adviser received advisory fees of $37,904,000, $26,933,000 and $21,425,000, respectively.

PRINCIPAL UNDERWRITER -- American Funds Distributors, Inc. (the Principal Underwriter) is the principal underwriter of the fund's shares. The Principal Underwriter is located at 333 South Hope Street, Los Angeles, CA 90071, 135 South State College Boulevard, Brea, CA 92821, 8000 IH-10 West, San Antonio, TX 78230, 8332 Woodfield Crossing Boulevard, Indianapolis, IN 46240 and 5300 Robin Hood Road, Norfolk, VA 23513. The fund has adopted a Plan of Distribution (the
Plan), pursuant to rule 12b-1 under the 1940 Act. The Principal Underwriter receives amounts payable pursuant to the Plan (see below) and commissions consisting of that portion of the sales charge remaining after the discounts which it allows to investment dealers. Commissions retained by the Principal Underwriter on sales of fund shares for the fiscal year ended September 30, 1996 amounted to $6,297,000 after allowance of $32,208,000 to dealers. During the fiscal years ended September 30, 1995 and 1994, the Principal Underwriter retained $3,278,000 and $5,343,000, respectively.

 As required by rule 12b-1, the Plan (together with the Principal Underwriting Agreement) has been approved by a majority of the entire Board of Directors and separately by a majority of the Directors who are not interested persons of the fund and who have no direct or indirect financial interest in the operation of the Plan or the Principal Underwriting Agreement, and the Plan has been approved by the vote of a majority of the outstanding voting securities of the fund. The officers and Directors who are interested persons of the fund may be considered to have a direct or indirect financial interest in the operation of the Plan due to present or past affiliations with the Investment Adviser and related companies. Potential benefits of the Plan to the fund include improved shareholder services, savings to the fund in transfer agency costs, savings to the fund in advisory fees and other expenses, benefits to the investment process from growth or stability of assets and maintenance of a financially healthy management organization. The selection and nomination of Directors who are not interested persons of the fund shall be committed to the discretion of the Directors who are not interested persons during the existence of the Plan. The Plan is reviewed quarterly and must be renewed annually by the Board of Directors.

 Under the Plan, the fund may expend up to 0.30% of its average net assets annually to finance any activity which is primarily intended to result in the sale of fund shares provided the fund's Board of Directors has approved the category of expenses for which payment is made. These include service fees for qualified dealers and dealer commissions and wholesaler compensation on sales of shares exceeding $1 million (including purchases by any employer-sponsored 403(b) plan or purchases by any defined contribution plan qualified under
Section 401(a) of the Internal Revenue code including a 401(k) plan with 200 or more eligible employees). Only expenses incurred during the preceeding 12 months and accrued while the Plan is in effect may be paid by the fund. During the fiscal year ended September 30, 1996, the fund paid or accrued $12,769,000 under the Plan as compensation to dealers.

 The Glass-Steagall Act and other applicable laws, among other things, generally prohibit commercial banks from engaging in the business of underwriting, selling or distributing securities, but permit banks to make shares of mutual funds available to their customers and to perform administrative and shareholder servicing functions. However, judicial or administrative decisions or interpretations of such laws, as well as changes in either federal or state statutes or regulations relating to the permissible activities of banks or their subsidiaries of affiliates, could prevent a bank from continuing to perform all or a part of its servicing activities. If a bank were prohibited from so acting, shareholder clients of such bank would be permitted to remain shareholders of the fund and alternate means for continuing the servicing of such shareholders would be sought. In such event, changes in the operation of the fund might occur and shareholders serviced by such bank might no longer be able to avail themselves of any automatic investment or other services then being provided by such bank. It is not expected that shareholders would suffer adverse financial consequences as a result of any of these occurrences.

 In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein and certain banks and financial institutions may be required to be registered as dealers pursuant to state law.

                   DIVIDENDS, DISTRIBUTIONS AND FEDERAL TAXES

 The fund intends to meet all the requirements and has elected the tax status of a regulated investment company under the provisions of Subchapter M of the Internal Revenue Code of 1986 (the Code). Under Subchapter M, if the fund distributes within specified times at least 90% of its investment company taxable income, it will be taxed only on that portion of such investment company taxable income that it retains.

 To qualify, the fund must (a) derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans and gains from the sale or other disposition of stock, securities, currencies or other income derived with respect to its business of investing in such stock, securities or currencies; (b) derive less than 30% of its gross income from the gains or sale or other disposition of stock or securities held less than three months; and (c) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the fund's assets is represented by cash, cash items, U.S. Government securities, securities of other regulated investment companies and other securities, but such other securities must be limited, in respect of any one issuer, to an amount not greater than 5% of the fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies), or in two or more issuers which the fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses.

 Under the Code, a nondeductible excise tax of 4% is imposed on the excess of a regulated investment company's "required distribution" for the calendar year ending within the regulated investment company's taxable year over the "distributed amount" for such calendar year. The term "required distribution" means the sum of (i) 98% of ordinary income (generally net investment income) for the calendar year, (ii) 98% of capital gains (both long-term and short-term) for the one-year period ending on October 31 (as though the one-year period ending on October 31 were the regulated investment company's taxable year), and (iii) the sum of any untaxed, undistributed net investment income and net capital gains of the regulated investment company for prior periods. The term "distributed amount" generally means the sum of (i) amounts actually distributed by the fund from its current year's ordinary income and capital gain net income and (ii) any amount on which the fund pays income tax for the year. The fund intends, to the extent practicable, to meet these distribution requirements to minimize or avoid the excise tax liability.

 The amount of any realized gain or loss on closing out a forward currency contract such as a forward commitment for the purchase or sale of foreign currency will generally result in a realized capital gain or loss for tax purposes. Under Code Section 1256, forward currency contracts held by the fund at the end of each fiscal year will be required to be "marked to market" for federal income tax purposes, that is, deemed to have been sold at market value. Code Section 988 may also apply to forward currency contracts. Under Section 988, each foreign currency gain or loss is generally computed separately and treated as ordinary income or loss. In the case of overlap between Sections 1256 and 988, special provisions determine the character and timing of any income, gain or loss. The fund will attempt to monitor Section 988 transactions to avoid an adverse tax impact.

 The fund also intends to continue distributing to shareholders all of the excess of net long-term capital gain over net short-term capital loss on sales of securities. If the net asset value of shares of the fund should, by reason of a distribution of realized capital gains, be reduced below a shareholder's cost, such distribution would to that extent be a return of capital to that shareholder even though taxable to the shareholder, and a sale of shares by a shareholder at net asset value at that time would establish a capital loss for federal tax purposes.

        Except for transactions the fund has identified as hedging transactions, the fund is required for federal income tax purposes to recognize as income for each taxable year its net unrealized gains and losses on forward currency contracts as of the end of the year as well as those actually realized during the year. Except for transactions in forward currency contracts which are classified as part of a "mixed straddle," any gain or loss recognized with respect to forward currency contracts is considered to be 60% long-term capital gain or loss and 40% short-term capital gain or loss, without regard to the holding period of the contract. In the case of a transaction classified as a "mixed straddle," the recognition of losses may be deferred to a later taxable year.

 Sales of forward currency contracts which are intended to hedge against a change in the value of securities or currencies held by the fund may affect the holding period of such securities or currencies and, consequently, the nature of the gain or loss on such securities or currencies upon disposition.

 It is anticipated that any net gain realized from the closing out of forward currency contracts will be considered gain from the sale of securities or currencies and therefore be qualifying income for purposes of the 90% of gross income from qualified sources requirement, as discussed above. In order to avoid realizing excessive gains on securities or currencies held less than three months, the fund may be required to defer the closing out of a forward currency contract beyond the time when it would otherwise be advantageous to do so. It is anticipated that unrealized gains on forward currency contracts, which have been open for less than three months as of the end of the fund's fiscal year and which are recognized for tax purposes, will not be considered gains on securities or currencies held less than three months for purposes of the 30% test, as discussed above.

 The fund will distribute to shareholders annually any net long-term capital gains which have been recognized for federal income tax purposes (including unrealized gains at the end of the fund's fiscal year) on forward currency contract transactions. Such distributions will be combined with distributions of capital gains realized on the fund's other investments.

 Dividends generally are taxable to shareholders at the time they are paid. However, dividends declared in October, November and December and made payable to shareholders of record in such a month are treated as paid, and are therefore taxable, in the current calendar year even if the fund pays the dividend after December 31 but during January of the following year.

 If a shareholder exchanges or otherwise disposes of shares of the fund within 90 days of having acquired such shares, and if, as a result of having acquired those shares, the shareholder subsequently pays a reduced sales charge for shares of the fund, or of a different fund, the sales charge previously incurred in acquiring the fund's shares shall not be taken into account (to the extent such previous sales charges do not exceed the reduction in sales charges) for the purpose of determining the amount of gain or loss on the exchange, but will be treated as having been incurred in the acquisition of such other shares. Also, any loss realized on a redemption or exchange of shares of a fund will be disallowed to the extent substantially identical shares are reacquired within the 61-day period beginning 30 days before and ending 30 days after the shares are disposed of.

 Under the Code, distributions of net investment income by the fund to a shareholder who, as to the U.S., is a nonresident alien individual, nonresident alien fiduciary of a trust or estate, non-U.S. corporation, or non-U.S. partnership (a non-U.S. shareholder) will be subject to U.S. withholding tax (at a rate of 30% or lower treaty rate). Withholding will not apply if a dividend paid by the fund to a non-U.S. shareholder is "effectively connected" with a U.S. trade or business, in which case the reporting and withholding requirements applicable to U.S. citizens, U.S. residents, or domestic corporations will apply. However, if the distribution is effectively connected with the conduct of the non-U.S. shareholder's trade or business within the U.S., the distribution would be included in the net income of the shareholder and subject to U.S. income tax at the applicable marginal rate. Distributions of net long-term capital gains are not subject to tax withholding, but if the non-U.S. shareholder was an individual who was physically present in the U.S. during the tax year for more than 182 days and such shareholder is nonetheless treated as a nonresident alien, the distributions would be subject to a 30% tax.

 The fund may be required to pay withholding and other taxes imposed by foreign countries, generally at rates from 10% to 40%, which would reduce the fund's investment income. While the fund expects to invest less than 50% of its assets outside the U.S. under current market conditions, if more than 50% in value of the fund's total assets at the close of its taxable year consists of securities of foreign issuers, the fund will be eligible to file elections with the Internal Revenue Service pursuant to which shareholders of the fund will be required to include their respective pro rata portions of such withholding taxes in their federal income tax returns as gross income, treat such amounts as foreign taxes paid by them, and deduct such amounts in computing their taxable incomes or, alternatively, use them as foreign tax credits against their federal income taxes. In any year the fund makes such an election, shareholders will be notified as to the amount of foreign withholding and other taxes paid by the fund.

 As of the date of this statement of additional information, the maximum federal individual stated tax rate applicable to ordinary income is 39.6% (effective tax rates may be higher for some individuals due to phase out of exemptions and elimination of deductions); the maximum individual tax rate applicable to net capital gain is 28%; and the maximum corporate tax applicable to ordinary income and net capital gain is 35%. However, to eliminate the benefit of lower marginal corporate income tax rates, corporations which have income in excess of $100,000 for a taxable year will be required to pay an additional income tax liability up to $11,750 and corporations which have taxable income in excess of $15,000,000 for a taxable year will be required to pay an additional amount of tax of up to $100,000. Naturally, the amount of tax payable by a taxpayer will be affected by a combination of tax law rules covering, E.G., deductions, credits, deferrals, exemptions, sources of income and other matters. Under the Code, an individual is entitled to establish an IRA each year (prior to the tax return filing deadline for that year) whereby earnings on investments are tax-deferred. In addition, in some cases, the IRA contribution itself may be deductible.

 The foregoing is limited to a summary of federal taxation and should not be viewed as a comprehensive discussion of all provisions of the Code relevant to investors. Dividends and capital gain distributions may also be subject to state or local taxes. Investors should consult their own tax advisers for additional details as to their particular tax status.

                               PURCHASE OF SHARES

METHOD           INITIAL INVESTMENT                ADDITIONAL INVESTMENTS

                 See "Investment Minimums          $50 minimum (except where a lower
                 and Fund Numbers" for initial     minimum is noted under "Investment
                 investment minimums.              Minimums and Fund Numbers").

By contacting    Visit any investment dealer       Mail directly to your investment dealer's
your investment   who is registered in the state   address printed on your account
dealer           where the purchase is made        statement.
                 and who has a sales
                 agreement with American
                 Funds Distributors.

By mail          Make your check payable to        Fill out the account additions form at
                 the fund and mail to the          the bottom of a recent account
                 address indicated on the          statement, make your check payable to
                 account application.  Please      the fund, write your account number on
                 indicate an investment dealer     your check, and mail the check and
                 on the account application.       form in the envelope provided with your
                                                   account statement.

By telephone     Please contact your               Complete the "Investments by Phone"
                 investment dealer to open         section on the account application or
                 account, then follow the          American FundsLink Authorization
                 procedures for additional         Form. Once you establish the privilege,
                 investments.                      you, your financial advisor or any
                                                   person with your account information
                                                   can call American FundsLine(R) and
                                                   make investments by telephone
                                                   (subject to conditions noted in
                                                   "Shareholder Account Services and
                                                   Privileges - Telephone Redemptions
                                                   and Exchanges" below).

By wire          Call 800/421-0180 to obtain       Your bank should wire your additional
                 your account number(s), if        investments in the same manner as
                 necessary.  Please indicate       described under "Initial Investment."
                 an investment dealer on the
                 account.  Instruct your bank
                 to wire funds to:

                 Wells Fargo Bank
                 155 Fifth Street
                 Sixth Floor
                 San Francisco, CA 94106
                 (ABA #121000248)

                 For credit to the account of:
                 American Funds Service
                 Company
                 a/c #4600-076178
                 (fund name)
                 (your fund acct. no.)

THE FUNDS AND AMERICAN FUNDS DISTRIBUTORS RESERVE THE RIGHT TO REJECT ANY PURCHASE
ORDER.



INVESTMENT MINIMUMS AND FUND NUMBERS - Here are the minimum initial investments required by the funds in The American Funds Group along with fund numbers for use with our automated phone line, American FundsLine(R) (see description below):

FUND                                         MINIMUM                 FUND
                                             INITIAL                 NUMBER
                                             INVESTMENT
STOCK AND STOCK/BOND FUNDS
AMCAP Fund(R)                                                        02
                                             $1,000
American Balanced Fund(R)                                            11
                                             500
American Mutual Fund(R)                                              03
                                             250
Capital Income Builder(R)                                            12
                                             1,000
Capital World Growth and Income Fund(SM)                             33
                                             1,000
EuroPacific Growth Fund(R)                                           16
                                             250
Fundamental Investors(SM)                                            10
                                             250
The Growth Fund of America(R)                                        05
                                             1,000
The Income Fund of America(R)                                        06
                                             1,000
The Investment Company of America(R)                                 04
                                             250
The New Economy Fund(R)                                              14
                                             1,000
New Perspective Fund(R)                                              07
                                             250
SMALLCAP World Fund(R)                                               35
                                             1,000
Washington Mutual Investors Fund(SM)                                 01
                                             250
BOND FUNDS
American High-Income Municipal Bond Fund(R)                            40
                                             1,000
American High-Income Trust(SM)                                       21
                                             1,000
The Bond Fund of America(SM)                                         08
                                             1,000
Capital World Bond Fund(R)                                           31
                                             1,000
Intermediate Bond Fund of America(SM)                                23
                                             1,000
Limited Term Tax-Exempt Bond Fund of                                 43
America(SM)                                  1,000
The Tax-Exempt Bond Fund of America(R)                               19
                                             1,000
The Tax-Exempt Fund of California(R)*                                20
                                             1,000
The Tax-Exempt Fund of Maryland(R)*                                  24
                                             1,000
The Tax-Exempt Fund of Virginia(R)*                                  25
                                             1,000
U.S. Government Securities Fund(SM)                                  22
                                             1,000
MONEY MARKET FUNDS
The Cash Management Trust of America(R)                              09
                                             2,500
The Tax-Exempt Money Fund of America(SM)                             39
                                             2,500
The U.S. Treasury Money Fund of America(SM)                            49
                                             2,500
___________
*Available only in certain states.


For retirement plan investments, the minimum is $250, except that the money market funds have a minimum of $1,000 for individual retirement accounts
(IRAs). Minimums are reduced to $50 for purchases through "Automatic Investment Plans" (except for the money market funds) or to $25 for purchases by retirement plans through payroll deductions and may be reduced or waived for shareholders of other funds in The American Funds Group. TAX-EXEMPT FUNDS SHOULD NOT SERVE AS RETIREMENT PLAN INVESTMENTS. The minimum is $50 for additional investments (except as noted above).

DEALER COMMISSIONS - The sales charges you pay when purchasing the stock, stock/bond, and bond funds of The American Funds Group are set forth below. The money market funds of The American Funds Group are offered at net asset value. (See "Investment Minimums and Fund Numbers" for a listing of the funds.)

AMOUNT OF PURCHASE               SALES CHARGE AS                    DEALER
AT THE OFFERING PRICE            PERCENTAGE OF THE:                    CONCESSION
                                                                   AS PERCENTAGE
                                                                   OF THE
                                                                   OFFERING
                                                                   PRICE
                                 NET AMOUNT       OFFERING
                                 INVESTED         PRICE
STOCK AND STOCK/BOND FUNDS
Less than $50,000
                                 6.10%            5.75%            5.00%
$50,000 but less than $100,000
                                 4.71             4.50             3.75
BOND FUNDS
Less than $25,000
                                 4.99             4.75             4.00
$25,000 but less than $50,000
                                 4.71             4.50             3.75
$50,000 but less than $100,000
                                 4.17             4.00             3.25
STOCK, STOCK/BOND, AND BOND
FUNDS
$100,000 but less than $250,000
                                 3.63             3.50             2.75

$250,000 but less than $500,000
                                 2.56             2.50             2.00
$500,000 but less than $1,000,000
                                 2.04             2.00             1.60
$1,000,000 or more                                                 (see below)
                                 none             none


 Commissions of up to 1% will be paid to dealers who initiate and are responsible for purchases of $1 million or more, for purchases by any employer-sponsored 403(b) plan or purchases by any defined contribution plan qualified under Section 401(a) of the Internal Revenue Code including a "401(k)" plan with 200 or more eligible employees, and for purchases made at net asset value by certain retirement plans of organizations with collective retirement plan assets of $100 million or more: 1.00% on amounts of $1 million to $2 million, 0.80% on amounts over $2 million to $3 million, 0.50% on amounts over $3 million to $50 million, 0.25% on amounts over $50 million to $100 million, and 0.15% on amounts over $100 million. The level of dealer commissions will be determined based on sales made over a 12-month period commencing from the date of the first sale at net asset value.

American Funds Distributors, at its expense (from a designated percentage of its income), will, during calendar year 1997, provide additional compensation to dealers. Currently these payments are limited to the top one hundred dealers who have sold shares of the fund or other funds in The American Funds Group. These payments will be based on a pro rata share of a qualifying dealer's sales. American Funds Distributors will, on an annual basis, determine the advisability of continuing these payments.

Any employer-sponsored 403(b) plan or defined contribution plan qualified under
Section 401(a) of the Internal Revenue Code including a "401(k)" plan with 200 or more eligible employees or any other purchaser investing at least $1 million in shares of the fund (or in combination with shares of other funds in The American Funds Group other than the money market funds) may purchase shares at net asset value; however, a contingent deferred sales charge of 1% is imposed on certain redemptions made within twelve months of the purchase. (See "Redeeming Shares--Contingent Deferred Sales Charge.")

Qualified dealers currently are paid a continuing service fee not to exceed 0.25% of average net assets (0.15% in the case of the money market funds) annually in order to promote selling efforts and to compensate them for providing certain services. These services include processing purchase and redemption transactions, establishing shareholder accounts and providing certain information and assistance with respect to the fund.

NET ASSET VALUE PURCHASES - The stock, stock/bond and bond funds may sell shares at net asset value to: (1) current or retired directors, trustees, officers and advisory board members of the funds managed by Capital Research and Management Company, employees of Washington Management Corporation, employees and partners of The Capital Group Companies, Inc. and its affiliated companies, certain family members of the above persons, and trusts or plans primarily for such persons; (2) current registered representatives, retired registered representatives with respect to accounts established while active, or full-time employees (and their spouses, parents, and children) of dealers who have sales agreements with American Funds Distributors (or who clear transactions through such dealers) and plans for such persons or the dealers;
(3) companies exchanging securities with the fund through a merger, acquisition or exchange offer; (4) trustees or other fiduciaries purchasing shares for certain retirement plans of organizations with retirement plan assets of $100 million or more; (5) insurance company separate accounts; (6) accounts managed by subsidiaries of The Capital Group Companies, Inc.; and (7) The Capital Group Companies, Inc., its affiliated companies and Washington Management Corporation. Shares are offered at net asset value to these persons and organizations due to anticipated economies in sales effort and expense.

STATEMENT OF INTENTION - The reduced sales charges and offering prices set forth in the Prospectus apply to purchases of $50,000 or more made within a 13-month period subject to the following statement of intention (the "Statement") terms. The Statement is not a binding obligation to purchase the indicated amount. When a shareholder elects to utilize a Statement in order to qualify for a reduced sales charge, shares equal to 5% of the dollar amount specified in the Statement will be held in escrow in the shareholder's account out of the initial purchase (or subsequent purchases, if necessary) by the Transfer Agent. All dividends and any capital gain distributions on shares held in escrow will be credited to the shareholder's account in shares (or paid in cash, if requested). If the intended investment is not completed within the specified 13-month period, the purchaser will remit to the Principal Underwriter the difference between the sales charge actually paid and the sales charge which would have been paid if the total of such purchases had been made at a single time. If the difference is not paid within 45 days after written request by the Principal Underwriter or the securities dealer, the appropriate number of shares held in escrow will be redeemed to pay such difference. If the proceeds from this redemption are inadequate, the purchaser will be liable to the Principal Underwriter for the balance still outstanding. The Statement may be revised upward at any time during the 13-month period, and such a revision will be treated as a new Statement, except that the 13-month period during which the purchase must be made will remain unchanged and there will be no retroactive reduction of the sales charges paid on prior purchases.
Existing holdings eligible for rights of accumulation (see the prospectus and account application) may be credited toward satisfying the Statement. During the Statement period reinvested dividends and capital gain distributions, investments in money market funds, and investments made under a right of reinstatement will not be credited toward satisfying the Statement.

In the case of purchase orders by the trustees of certain retirement plans by payroll deduction, the sales charge for the investments made during the 13-month period will be handled as follows: The regular monthly payroll deduction investment will be multiplied by 13 and then multiplied by 1.5. The current value of existing American Funds investments (other than money market fund investments) and any rollovers or transfers reasonably anticipated to be invested in non-money market American Funds during the 13-month period are added to the figure determined above. The sum is the Statement amount and applicable breakpoint level. On the first investment and all other investments made pursuant to the Statement, a sales charge will be assessed according to the sales charge breakpoint thus determined. There will be no retroactive adjustments in sales charges on investments previously made during the 13-month period.

Shareholders purchasing shares at a reduced sales charge under a Statement indicate their acceptance of these terms with their first purchase.

AGGREGATION - Sales charge discounts are available for certain aggregated investments. Qualifying investments include those by you, your spouse and your children under the age of 21, if all parties are purchasing shares for their own account(s), which may include purchases through employee benefit plan(s) such as an IRA, individual-type 403(b) plan or single-participant Keogh-type plan or by a business solely controlled by these individuals (for example, the individuals own the entire business) or by a trust (or other fiduciary arrangement) solely for the benefit of these individuals. Individual purchases by a trustee(s) or other fiduciary(ies) may also be aggregated if the investments are (1) for a single trust estate or fiduciary account, including an employee benefit plan other than those described above or (2) made for two or more employee benefit plans of a single employer or of affiliated employers as defined in the Investment Company Act of 1940, again excluding employee benefit plans described above, or (3) for a diversified common trust fund or other diversified pooled account not specifically formed for the purpose of accumulating fund shares. Purchases made for nominee or street name accounts (securities held in the name of an investment dealer or another nominee such as a bank trust department instead of the customer) may not be aggregated with those made for other accounts and may not be aggregated with other nominee or street name accounts unless otherwise qualified as described above.

PRICE OF SHARES - Purchases of shares are made at the offering price next determined after the purchase order is received by the fund or American Funds Service; this offering price is effective for orders received prior to the time of determination of the net asset value and, in the case of orders placed with dealers, accepted by the Principal Underwriter prior to its close of business. In the case of orders sent directly to the fund or American Funds Service Company, an investment dealer MUST be indicated. The dealer is responsible for promptly transmitting purchase orders to the Principal Underwriter. Orders received by the investment dealer, the Transfer Agent, or the fund after the time of the determination of the net asset value will be entered at the next calculated offering price. The prices which appear in the newspaper are not always indicative of prices at which you will be purchasing and redeeming shares of the fund, since such prices generally reflect the previous day's closing price whereas purchases and redemptions are made at the next calculated price.

 The price you pay for shares, the offering price, is based on the net asset value per share which is calculated once daily at the close of trading (currently 4:00 p.m., New York Time) each day the New York Stock Exchange is open as set forth below. The New York Stock Exchange is currently closed on weekends and on the following holidays: New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas Day. The net asset value per share is determined as follows:

 1. Portfolio securities, including American Depositary Receipt's and European Depositary Receipt's, which are traded on stock exchanges, are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Securities traded in the over-the-counter market are valued at the last reported sale price prior to the time of valuation or, lacking any sales, at the last available bid price in the over-the-counter market prior to the time of valuation. Securities and assets for which market quotations are not readily available (including restricted securities which are subject to limitations as to their sale) are valued at fair value as determined in good faith by or under the direction of the Board of Directors. U.S. Treasury bills, and other short-term obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, with original or remaining maturities in excess of 60 days are valued at the mean of representative quoted bid and asked prices for such securities or, if such prices are not available, are valued at the mean of representative quoted bid and asked prices for securities of comparable maturity, quality and type. Short-term securities with 60 days or less to maturity are amortized to maturity based on their cost if acquired within 60 days of maturity or, if already held on the 60th day, based on the value determined on the 61st day. Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of business day in New York. In addition, European or Far Eastern securities trading may not take place on all business days in New York. Furthermore, trading takes place in various non-U.S. markets on days which are not business days in New York and on which the Fund's net asset value is not calculated. The calculation of net asset value may not take place contemporaneously with the determination of the prices of portfolio securities used in such calculation. Events affecting the values of non-U.S. portfolio securities that occur between the time their prices are determined and the close of the New York Stock Exchange will not be reflected in the fund's calculation of net asset value unless the Board of Directors deems that the particular event would materially affect net asset value, in which case an adjustment will be made. Assets or liabilities initially expressed in terms of foreign currencies are translated prior to the next determination of the net asset value of the fund's shares, into U.S. dollars at the prevailing market rates. The fair value of all other assets is added to the value of securities to arrive at the total assets;

 2. There are deducted from the total assets, thus determined, the liabilities, including accruals of taxes and other expense items; and

 3. The value of the net assets so obtained is then divided by the total number of shares outstanding (excluding treasury shares) and the result, rounded to the nearer cent, is the net asset value per share.
 Any purchase order may be rejected by the Principal Underwriter or the fund. The fund will not knowingly sell shares (other than for the reinvestment of dividends or capital gain distributions) directly or indirectly, or through a unit investment trust to any other investment company, person or entity, where, after the sale, such investment company, person, or entity would own beneficially directly, indirectly, or through a unit investment trust more than 4.5% of the outstanding shares of the fund without the consent of a majority of the Board of Directors.

                                REDEEMING SHARES

By writing to American       Send a letter of instruction specifying the name of the
Funds Service                fund, the number of shares or dollar amount to be sold,
Company (at the              your name and account number.  You should also enclose
appropriate address          any share certificates you wish to redeem.  For
indicated under              redemptions over $50,000 and for certain redemptions of
"Principal Underwriter       $50,000 or less (see below), your signature must be
and Transfer Agent" in       guaranteed by a bank, savings association, credit union,
the prospectus)              or member firm of a domestic stock exchange or the
                             National Association of Securities Dealers, Inc. that is an eligible guarantor institution.  You should verify with the institution that it is an eligible guarantor prior to signing.
                             Additional documentation may be required for redemption
                             of shares held in corporate, partnership or fiduciary
                             accounts.  Notarization by a Notary Public is not an
                             acceptable signature guarantee.

By contacting your           If you redeem shares through your investment dealer, you
investment dealer            may be charged for this service.  SHARES HELD FOR YOU IN
                             YOUR INVESTMENT DEALER'S STREET NAME MUST BE
                             REDEEMED THROUGH THE DEALER.

You may have a               You may use this option, provided the account is
redemption check sent        registered in the name of an individual(s), a UGMA/UTMA
to you by using              custodian, or a non-retirement plan trust.  These
American FundsLine(R)        redemptions may not exceed $10,000 per day, per fund
or by telephoning,           account and the check must be made payable to the
faxing, or telegraphing      shareholder(s) of record and be sent to the address of
American Funds               record provided the address has been used with the
Service Company              account for at least 10 days.  See "Principal Underwriter
(subject to the              and Transfer Agent" in the Prospectus and "Exchange
conditions noted in this     Privilege" below for the appropriate telephone or fax
section and in "Other        number.
Important Things to
Remember -
Telephone Purchases,
Sales and Exchanges"
in the prospectus)

In the case of the          Upon request (use the account application for the money
money market funds,         market funds) you may establish telephone redemption
you may have                privileges (which will enable you to have a redemption
redemptions wired to        sent to your bank account) and/or check writing privileges.
your bank by                If you request check writing privileges, you will be provided
telephoning American        with checks that you may use to draw against your
Funds Service               account.  These checks may be made payable to anyone
Company ($1,000 or          you designate and must be signed by the authorized
more) or by writing a       number of registered shareholders exactly as indicated on
check ($250 or more)        your checking account signature card.



A SIGNATURE GUARANTEE IS NOT CURRENTLY REQUIRED FOR ANY REDEMPTION OF $50,000 OR LESS PROVIDED THE REDEMPTION CHECK IS MADE PAYABLE TO THE REGISTERED SHAREHOLDER(S) AND IS MAILED TO THE ADDRESS OF RECORD, PROVIDED THE ADDRESS HAS BEEN USED WITH THE ACCOUNT FOR AT LEAST 10 DAYS.

CONTINGENT DEFERRED SALES CHARGE - A contingent deferred sales charge of 1% applies to certain redemptions made within twelve months of purchase on investments of $1 million or more and on any investment made with no initial sales charge by any employer-sponsored 403(b) plan or defined contribution plan qualified under Section 401(a) of the Internal Revenue Code including a "401(k)" plan with 200 or more eligible employees. The charge is 1% of the lesser of the value of the shares redeemed (exclusive of reinvested dividends and capital gain distributions) or the total cost of such shares. Shares held for the longest period are assumed to be redeemed first for purposes of calculating this charge. The charge is waived for exchanges (except if shares acquired by exchange were then redeemed within 12 months of the initial purchase); for distributions from qualified retirement plans and other employee benefit plans; for redemptions resulting from participant-directed switches among investment options within a participant-directed employer-sponsored retirement plan; for distributions from 403(b) plans or IRAs due to death, disability or attainment of age 591/2; for tax-free returns of excess contributions to IRAs; for redemptions through certain automatic withdrawals not exceeding 10% of the amount that would otherwise be subject to the charge; and for redemptions in connection with loans made by qualified retirement plans.

                  SHAREHOLDER ACCOUNT SERVICES AND PRIVILEGES

AUTOMATIC INVESTMENT PLAN - The automatic investment plan enables shareholders to make regular monthly or quarterly investments in shares through automatic charges to their bank accounts. With shareholder authorization and bank approval, the Transfer Agent will automatically charge the bank account for the amount specified ($50 minimum), which will be automatically invested in shares at the offering price on or about the dates you select. Bank accounts will be charged on the day or a few days before investments are credited, depending on the bank's capabilities, and shareholders will receive a confirmation statement at least quarterly. Participation in the plan will begin within 30 days after receipt of the account application. If the shareholder's bank account cannot be charged due to insufficient funds, a stop-payment order or closing of the account, the plan may be terminated and the related investment reversed. The shareholder may change the amount of the investment or discontinue the plan at any time by writing to the Transfer Agent.

AUTOMATIC REINVESTMENT - Dividends and capital gain distributions are reinvested in additional shares at no sales charge unless you indicate otherwise on the account application. You also may elect to have dividends and/or capital gain distributions paid in cash by informing the fund, American Funds Service Company or your investment dealer.

CROSS-REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS - A shareholder in one fund may elect to cross-reinvest dividends or dividends and capital gain distributions paid by that fund (the paying fund) into any other fund in The American Funds Group (the receiving fund) subject to the following conditions:
(i) the aggregate value of the shareholder's account(s) in the paying fund(s) must equal or exceed $5,000 (this condition is waived if the value of the account in the receiving fund equals or exceeds that fund's minimum initial investment requirement), (ii) as long as the value of the account in the receiving fund is below that fund's minimum initial investment requirement, dividends and capital gain distributions paid by the receiving fund must be automatically reinvested in the receiving fund, and (iii) if this privilege is discontinued with respect to a particular receiving fund, the value of the account in that fund must equal or exceed the fund's minimum initial investment requirement or the fund shall have the right, if the shareholder fails to increase the value of the account to such minimum within 90 days after being notified of the deficiency, automatically to redeem the account and send the proceeds to the shareholder. These cross-reinvestments of dividends and capital gain distributions will be at net asset value (without sales charge).

EXCHANGE PRIVILEGE - You may exchange shares into other funds in The American Funds Group. Exchange purchases are subject to the minimum investment requirements of the fund purchased and no sales charge generally applies. However, exchanges of shares from the money market funds are subject to applicable sales charges on the fund being purchased, unless the money market fund shares were acquired by an exchange from a fund having a sales charge, or by reinvestment or cross-reinvestment of dividends or capital gain distributions.

You may exchange shares by writing to American Funds Service Company (see "Redeeming Shares"), by contacting your investment dealer, by using American FundsLine(R) (see "American FundsLine(R)" below), or by telephoning 800/421-0180 toll-free, faxing (see "Principal Underwriter and Transfer Agent" in the prospectus for the appropriate fax numbers) or telegraphing American Funds Service Company. (See "Telephone Redemptions and Exchanges" below.) Shares held in corporate-type retirement plans for which Capital Guardian Trust Company serves as trustee may not be exchanged by telephone, fax or telegraph. Exchange redemptions and purchases are processed simultaneously at the share prices next determined after the exchange order is received. (See "Purchase of Shares--Price of Shares.") THESE TRANSACTIONS HAVE THE SAME TAX CONSEQUENCES AS ORDINARY SALES AND PURCHASES.

AUTOMATIC EXCHANGES - You may automatically exchange shares (in amounts of $50 or more) among any of the funds in The American Funds Group on any day (or preceding business day if the day falls on a non-business day) of each month you designate. You must either meet the minimum initial investment requirement for the receiving fund OR the originating fund's balance must be at least $5,000 and the receiving fund's minimum must be met within one year.

AUTOMATIC WITHDRAWALS - Withdrawal payments are not to be considered as dividends, yield or income. Automatic investments may not be made into a shareholder account from which there are automatic withdrawals. Withdrawals of amounts exceeding reinvested dividends and distributions and increases in share value would reduce the aggregate value of the shareholder's account. The Transfer Agent arranges for the redemption by the fund of sufficient shares, deposited by the shareholder with the Transfer Agent, to provide the withdrawal payment specified.

ACCOUNT STATEMENTS - Your account is opened in accordance with your registration instructions. Transactions in the account, such as additional investments and dividend reinvestments, will be reflected on regular confirmation statements from American Funds Service Company. Purchases through automatic investment plans and certain retirement plans will be confirmed at least quarterly.

AMERICAN FUNDSLINE(R) - You may check your share balance, the price of your shares, or your most recent account transaction, redeem shares (up to $10,000 per fund, per account each day), or exchange shares around the clock with American FundsLine(R). To use this service, call 800/325-3590 from a TouchTone(TM) telephone. Redemptions and exchanges through American FundsLine(R) are subject to the conditions noted above and in "Telephone Redemptions and Exchanges" below. You will need your fund number (see the list of funds in The American Funds Group under "Purchase of Shares--Investment Minimums and Fund Numbers"), personal identification number (the last four digits of your Social Security number or other tax identification number associated with your account) and account number.

TELEPHONE REDEMPTIONS AND EXCHANGES - By using the telephone (including American FundsLine(R)), fax or telegraph redemption and/or exchange options, you agree to hold the fund, American Funds Service Company, any of its affiliates or mutual funds managed by such affiliates, and each of their respective directors, trustees, officers, employees and agents harmless from any losses, expenses, costs or liability (including attorney fees) which may be incurred in connection with the exercise of these privileges. Generally, all shareholders are automatically eligible to use these options. However, you may elect to opt out of these options by writing American Funds Service Company (you may also reinstate them at any time by writing American Funds Service Company). If American Funds Service Company does not employ reasonable procedures to confirm that the instructions received from any person with appropriate account information are genuine, the fund may be liable for losses due to unauthorized or fraudulent instructions. In the event that shareholders are unable to reach the fund by telephone because of technical difficulties, market conditions, or a natural disaster, redemption and exchange requests may be made in writing only.

                      EXECUTION OF PORTFOLIO TRANSACTIONS

 Orders for the fund's portfolio securities transactions are placed by the Investment Adviser. The Investment Adviser strives to obtain the best available prices in its portfolio transactions taking into account the costs and promptness of executions. When circumstances relating to a proposed transaction indicate that a particular broker is in a position to obtain the best price and execution, the order is placed with that broker. This may or may not be a broker who has provided investment research, statistical, or other related services to the Investment Adviser or has sold shares of the fund or other funds served by the Investment Adviser. The fund does not consider that it has an obligation to obtain the lowest available commission rate to the exclusion of price, service and qualitative considerations.

 There are occasions on which portfolio transactions for the fund may be executed as part of concurrent authorizations to purchase or sell the same security for other funds served by the Investment Adviser, or for trusts or other accounts served by affiliated companies of the Investment Adviser. Although such concurrent authorizations potentially could be either advantageous or disadvantageous to the fund, they are effected only when the Investment Adviser believes that to do so is in the interest of the fund. When such concurrent authorizations occur, the objective is to allocate the executions in an equitable manner. The fund will not pay a mark-up for research in principal transactions.

 Brokerage commissions paid on portfolio transactions for the fiscal years ended September 30, 1996, 1995 and 1994 amounted to $7,988,000, $5,355,000 and
$3,551,000 respectively.

                              GENERAL INFORMATION

CUSTODIAN OF ASSETS -- Securities and cash owned by the fund, including proceeds from the sale of shares of the fund and of securities in the fund's portfolio, are held by The Chase Manhattan Bank, N.A., One Chase Manhattan Plaza, New York, NY 10081, as Custodian. Non-U.S. securities may be held by the Custodian pursuant to sub-custodial arrangements in non-U.S. banks or foreign branches of U.S. banks.

TRANSFER AGENT - American Funds Service Company, a wholly owned subsidiary of the Investment Adviser, maintains the records of each shareholder's account, processes purchases and redemptions of the fund's shares, acts as dividend and capital gain distribution disbursing agent, and performs other related shareholder service functions. American Funds Service Company was paid a fee of $5,701,000 for the fiscal year ended September 30, 1996.

INDEPENDENT AUDITORS -- Deloitte & Touche LLP, 1000 Wilshire Boulevard, Suite 1500, Los Angeles, CA 90017, has served as the fund's independent auditors since its inception, providing audit services, preparation of tax returns and review of certain documents to be filed with the Securities and Exchange Commission. The financial statements included in this Statement of Additional Information from the Annual Report have been so included in reliance on the report of Deloitte & Touche LLP given on the authority of said firm as experts in accounting and auditing.

REMOVAL OF DIRECTORS BY SHAREHOLDERS -- At any meeting of shareholders, duly called and at which a quorum is present, the shareholders may, by the affirmative vote of the holders of a majority of the votes entitled to be cast thereon, remove any director or directors from office and may elect a successor or successors to fill any resulting vacancies for the unexpired terms of removed directors. The fund has made an undertaking, at the request of the staff of the Securities and Exchange Commission, to apply the provisions of section 16(c) of the 1940 Act with respect to the removal of directors as though the fund were a common-law trust. Accordingly, the directors of the fund shall promptly call a meeting of shareholders for the purpose of voting upon the question of removal of any director when requested in writing to do so by the record holders of not less than 10% of the outstanding shares.

REPORTS TO SHAREHOLDERS -- The fund's fiscal year ends on September 30. Shareholders are provided at least semi-annually with reports showing the investment portfolio, financial statements and other information. The fund's annual financial statements are audited by the fund's independent auditors, Deloitte & Touche LLP, whose selection is determined annually by the Board of Directors.

PERSONAL INVESTING POLICY -- Capital Research and Management Company and its affiliated companies have adopted a personal investing policy consistent with Investment Company Institute guidelines. This policy includes: a ban on acquisitions of securities pursuant to an initial public offering; restrictions on acquisitions of private placement securities; pre-clearance and reporting requirements; review of duplicate confirmation statements; annual recertification of compliance with codes of ethics; disclosure of personal holdings by certain investment personnel prior to recommendation for purchase for the fund; blackout periods on personal investing for certain investment personnel; ban on short-term trading profits for investment personnel; limitations on service as a director of publicly traded companies; and disclosure of personal securities transactions.

 The financial statements including the investment portfolio and the report of Independent Accountants contained in the Annual Report are included in this Statement of Additional Information. The following information is not included in the Annual Report:

DETERMINATION OF NET ASSET VALUE, REDEMPTION PRICE AND
MAXIMUM OFFERING PRICE PER SHARE - SEPTEMBER 30, 1996

Net asset value and redemption price per share
  (Net assets divided by shares outstanding)      $26.92
Maximum offering price per share (100/94.25 of
  per share net asset value, which takes into
  account the fund's current maximum sales load)    $28.56

                               INVESTMENT RESULTS

 The fund's yield is 0.51% based on a 30-day (or one month) period ended September 30, 1996, computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                         YIELD = 2[( a-b/cd + 1)/6/ -1]

 Where:    a = dividends and interest earned during the period.

           b = expenses accrued for the period (net of reimbursements).

           c = the average daily number of shares outstanding during the period that were entitled to receive dividends.

          d = the maximum offering price per share on the last day of the period.

 The fund's one-year total return, five-year average annual compound return and lifetime average annual compound return for the periods ended September 30, 1996 were 8.60%, 13.78% and 13.76%, respectively. The average annual compound return ("T") is computed by using the value at the end of the period ("ERV") of a hypothetical initial investment of $1,000 ("P") over a period of years ("n") according to the following formula as required by the Securities and Exchange
Commission:  P(1+T)/n/ = ERV.

 To calculate total return, an initial investment is divided by the offering price (which includes the sales charge) as of the first day of the period in order to determine the initial number of shares purchased. Subsequent dividends and capital gain distributions are then reinvested at net asset value on the reinvestment date determined by the Board of Directors. The sum of the initial shares purchased and shares acquired through reinvestment is multiplied by the net asset value per share as of the end of the period in order to determine ending value. The difference between the ending value and the initial investment divided by the initial investment converted to a percentage equals total return. The resulting percentage indicates the positive or negative investment results that an investor would have experienced from reinvested dividends and capital gain distributions and changes in share price during the period. Total return may be calculated for one year, five years, ten years and for other periods of years. The average annual total return over periods greater than one year also may be computed by utilizing ending values as determined above.

 The following assumptions will be reflected in computations made in accordance with the formula stated above: (1) deduction of the maximum sales load of 5.75% from the $1,000 initial investment; (2) reinvestment of dividends and distributions at net asset value on the reinvestment date determined by the Board; and (3) a complete redemption at the end of any period illustrated.

 The fund may also, at times, calculate total return based on net asset value per share (rather than the offering price), in which case the figure would not reflect the effect of any sales charges which would have been paid if shares were purchased during the period reflected in the computation. Consequently, total return calculated in this manner will be higher. These total returns may be calculated over periods in addition to those described above. Total return for the unmanaged indices will be calculated assuming reinvestment of dividends and interest, but will not reflect any deductions for advisory fees, brokerage costs or administrative expenses.

 The fund may also calculate a distribution rate on a taxable and tax equivalent basis. The distribution rate is computed by dividing the dividends paid by the fund over the last 12 months by the sum of the month-end net asset value or maximum offering price and the capital gains paid over the last 12 months. The distribution rate may differ from the yield.

 The fund may include information on its investment results and/or comparisons of its investment results to various unmanaged indices (such as The Dow Jones Average of 30 Industrial Stocks and The Standard and Poor's 500 Stock Composite Index) or results of other mutual funds or investment or savings vehicles in advertisements or in reports furnished to present or prospective shareholders.

 The fund may refer to results compiled by organizations such as CDA Investment Technologies, Ibbotson Associates, Lipper Analytical Services, Morningstar, Inc. and Weisenberger Investment Companies Services and by the U.S. Department of Commerce. Additionally, the fund may, from time to time, refer to results published in various newspapers or periodicals, including BARRONS, FORBES, FORTUNE, INSTITUTIONAL INVESTOR, KIPLINGER'S PERSONAL FINANCE MAGAZINE, MONEY, U.S. NEWS AND WORLD REPORT and THE WALL STREET JOURNAL.

 The fund may, from time to time, compare its investment results with the following:

 (1) Average of Savings Institutions deposits, which is a measure of all kinds of savings deposits, including longer-term certificates (based on figures supplied by the U.S. League of Savings Institutions and the Federal Reserve Board). Savings deposits offer a guaranteed rate of return on principal, but no opportunity for capital growth. The period shown may include periods during which the maximum rates paid on some savings deposits were fixed by law.

 (2) The Consumer Price Index, which is a measure of the average change in prices over time in a fixed market basket of goods and services (e.g. food, clothing, shelter, and fuels, transportation fares, charges for doctors' and dentists' services, prescription medicines, and other goods and services that people buy for day-to-day living).

 The fund may from time to time illustrate the benefits of tax-deferral by comparing taxable investment to investments made through tax-deferred retirement plans.

EXPERIENCE OF THE INVESTMENT ADVISER -- Capital Research and Management Company manages nine common stock funds that are at least 10 years old. In all of the 10-year periods since January 1, 1967 (127 in all), those funds have had better total returns than the Standard and Poor's 500 Stock Composite Index in 91 of the 127 periods.

 Note that past results are not an indication of future investment results. Also, the fund has different investment policies than the funds mentioned above. These results are included solely for the purpose of informing investors about the experience and history of Capital Research and Management Company.

SMALL CAPITALIZATION STOCKS VERSUS LARGE CAPITALIZATION STOCKS -- According to Ibbottson Associates, an investment in small company stocks has grown an average of 15.5% a year from September 30, 1971 through September 30, 1996 compared with an average of 12.4% a year for an investment in large company stocks. Small company stocks are represented by the lowest 20% of market capitalization of New York Stock Exchange, American Stock Exchange and Over-the-Counter stocks, while large company stocks are represented by the Standard & Poor's 500 Stock Composite Index.

 The investment results set forth below were calculated as described in the fund's prospectus. The fund's results will vary from time to time depending upon market conditions, the composition of the fund's portfolio and operating expenses of the fund, so that any investment results reported by the fund should not be considered representative of what an investment in the fund may earn in any future period. These factors and possible differences in calculation methods should be considered when comparing the fund's investment results with those published for other mutual funds, other investment vehicles and unmanaged indices. The fund's results also should be considered relative to the risks associated with the fund's investment objective and policies.

 The investment results set forth below were calculated as described in the fund's prospectus.

                     SMALLCAP VS. VARIOUS UNMANAGED INDICES

                                                                     Capital Appreciation
                                                     Russell/3/                 NASDAQ/4/
Period       SMALLCAP       S&P 500/1/   MSCIW/2/       2000     SMALLCAP          OTC

4/30/90*
to 9/30/96    +128.8%       + 150.4%    + 92.3%      + 144.4%   + 116.3%      + 192.1%

*Commencement of operations

/1/ The Standard and Poor's 500 Stock Composite Index, which consists of industrial, transportation, public utilities and financial stocks and represents a large portion of the value of issues traded on the New York Stock Exchange. Selected issues traded on the American Stock Exchange are also included.

/2/ The Morgan Stanley Capital International World Index, which is an arithmetical average, weighted by market value, of the performance of more than 1,400 securities listed on the stock exchanges of Europe, Australia, the Far East, Canada, New Zealand and the U.S.

/3/ The Russell 2000 Index, which contains 2000 smaller capitalized companies in the Russell 3000 Index (these smaller companies have market capitalizations of approximately $20 million to $300 million).

/4/ The National Association of Securities Dealers Automated Quotation Composite Index of Over-the-Counter Stocks represents all domestic over-the-counter stocks except those traded on exchanges and those having only one market maker, covers some 3,500 stocks, is market value weighed and reflects only capital appreciation.

               IF YOU ARE CONSIDERING THE FUND FOR RETIREMENT...

Here's how much you would have if you invested $2,000 a year in the fund:
1 Year                     3 Years                   Lifetime
(10/1/95 - 9/30/96)         (10/1/94 - 9/30/96)        (4/30/90 - 9/30/96)
$2,172                     $7,544                    $22,523


         Illustration of a $10,000 investment in the fund with dividends reinvested and capital gain distributions taken in shares
(For the lifetime of the fund, April 30, 1990 through September 30, 1996)


                             COST OF SHARES                                                                                VALUE OF
SHARES

Fiscal        Annual        Total          Investment   From              From         Dividends         Total
Year End      Dividends     Dividends      Cost        Initial           Capital      Reinvested        Value
9/30                        (cumulative)               Investment        Gains
                                                                         Reinvested
1990#         $   --        $    --         $ 10,000      $   8,288         $    --         $    --           $  8,288
1991          251           251            10,251      11,000            --           307               11,307
1992            71          322            10,322      11,256            --           384               11,640
1993            52          374            10,374      14,200              670        548               15,418
1994            41          415            10,415      14,756            1,376        612               16,744
1995          116           531            10,531      16,319            2,719        818               19,856
1996          179           710            10,710      16,825            5,005        1,047             22,877


The dollar amount of capital gain distributions during the period was $4,014

# from April 30, 1990, the date the fund commenced operations

APPENDIX

                          DESCRIPTION OF BOND RATINGS
                           CORPORATE DEBT SECURITIES

MOODY'S INVESTORS SERVICE, INC. rates the long-term debt securities issued by various entities in categories ranging from "Aaa" to "C" according to quality.

"AAA -- Best quality. These securities carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues."

"AA -- High quality by all standards. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat greater."

"A -- Upper medium grade obligations. These bonds possess many favorable investment attributes. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future."

"BAA -- Medium grade obligations. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well."

"BA -- Have speculative elements; future cannot be considered as well assured. The protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Bonds in this class are characterized by uncertainty of position."

"B -- Generally lack characteristics of the desirable investment; assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small."

"CAA -- Of poor standing. Issues may be in default or there may be present elements of danger with respect to principal or interest."

"CA -- Speculative in a high degree; often in default or have other marked shortcomings."

"C -- Lowest rated class of bonds; can be regarded as having extremely poor prospects of ever attaining any real investment standing."
STANDARD & POOR'S CORPORATION rates the long-term securities debt of various entities in categories ranging from "AAA" to "D" according to quality.

"AAA -- Highest rating. Capacity to pay interest and repay principal is extremely strong."

"AA -- High grade. Very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree."

"A - Have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of change in circumstances and economic conditions, than debt in higher rated categories."

"BBB -- Regarded as having adequate capacity to pay interest and repay principal. These bonds normally exhibit adequate protection parameters, but adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal than for debt in higher rated categories."

"BB, B, CCC, CC, C -- Regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions."

"C-1 -- Reserved for income bonds on which no interest is being paid."

"D -- In default and payment of interest and/or repayment of principal is in arrears."

American High-Income Trust
Investment Portfolio
September 30, 1996

[CHART]
--------------------------------------------------                   ---------   -----------    --------
U.S. Corporate Bonds                                                        67%
Non-U.S. Corporate Bonds                                                    12%
U.S. Treasuries                                                              6%
Stocks                                                                       4%
Non-U.S. Government Bonds                                                    2%
Cash Equivalents                                                             9%
[END CHART]

TEN LARGEST HOLDINGS

MFS Communications                                                        3.36%
California Energy                                                         1.95
Container Corp. of America                                                1.83
Videotron Holdings                                                        1.76
USAir                                                                     1.60
Bell Cablemedia                                                           1.54
Integrated Health Services                                                1.46
Fort Howard Paper                                                         1.36
CellNet Data Systems                                                      1.35
NEXTEL Communications                                                     1.27

--------------------------------------------------                   ---------   -----------    --------

                                                                     Principal        Market     Percent
                                                                        Amount         Value      of Net
Bonds & Notes - 87.17%                                                   (000)         (000)      Assets
Banking & Financial Services - 0.50%
First Nationwide Holdings Inc.:
 10.625% 2003 /1/                                                        $4,000        $4,175
 12.50% 2003                                                              2,000         2,165       .41%
Ocwen Financial Corp. 11.875% 2003                                        1,375         1,444         .09
                                                                                 -----------    --------
                                                                                        7,784        .50
                                                                                 -----------    --------
Beverages - 1.28%
Canandaigua Wine Co., Inc. 8.75% 2003                                    12,000        11,580        .75
Dr Pepper Bottling Co. of Texas 10.25% 2000                               8,000         8,280        .53
                                                                                 -----------    --------
                                                                                       19,860       1.28
                                                                                 -----------    --------
Broadcasting & Publishing - 4.09%
American Media Operations, Inc. 11.625% 2004                             16,400        17,261       1.12
American Radio Systems Corp. 9.00% 2006                                   8,750         8,487        .55
Chancellor Broadcasting Co.:
 9.375% 2004                                                             10,000         9,900
 12.50% 2004                                                              1,185         1,332        .73
EZ Communications, Inc.  9.75% 2005                                       4,750         4,821        .31
Grupo Televisa, S.A.
 Series A, 11.375% 2003 /1/                                               1,250         1,309
 0%/13.25% 2008 /1/ /2/                                                   3,750         2,325        .23
Infinity Broadcasting Corp. 10.375% 2002                                  6,000         6,330        .41
Newsquest Capital PLC 11.00% 2006 /1/                                     3,250         3,347        .22
Univision Television Group, Inc. 11.75% 2001                              4,350         4,611        .30
Young Broadcasting Inc. 10.125% 2005                                      3,500         3,482        .22
                                                                                 -----------    --------
                                                                                       63,205       4.09
                                                                                 -----------    --------
Cable & Telephone in the United
 Kingdom - 6.42%
Bell Cablemedia PLC 0%/11.95% 2004 /2/                                   31,000        23,870       1.54
Comcast UK Cable Partners Ltd. 0%/11.20% 2007 /2/                        25,750        16,319       1.06
International CableTel Inc.:
 0%/10.875% 2003 /2/                                                     21,175        15,987
 0%/12.75% 2005 /2/                                                       1,000           675       1.08
Ionica, PLC Units 13.50% 2006 /1/                                         6,000         6,015        .39
TeleWest PLC:
 9.625% 2006                                                              8,000         7,920
 0%/11.00% 2007 /2/                                                       2,000         1,270        .59
Videotron Holdings PLC:
 0%/11.125% 2004 /2/                                                     31,000        23,250
 0%/11.00% 2005 /2/                                                       6,000         3,975       1.76
                                                                                 -----------    --------
                                                                                       99,281       6.42
                                                                                 -----------    --------
Cellular, Paging & Wireless
 Communications - 14.45%
CAI Wireless Systems, Inc. 12.25% 2002                                    5,200         5,421        .35
CellNet Data Systems, Inc. 0%/13.00% 2005 /1/ /2/ /3/                    32,000        20,960       1.35
Cellular, Inc. 0%/11.75% 2003 /2/                                         8,500         7,183        .46
Cellular Communications International, Inc.
 Units, 0.00% 2000                                                       17,250        11,299        .73
Centennial Cellular Corp.:
 8.875% 2001                                                             17,000        15,980
 10.125% 2005                                                             2,500         2,431       1.19
Comunicacion Celular S.A. 0%/13.125% 2003 /2/                            15,000         9,150        .59
Geotek Communications, Inc. 0%/15.00% 2005 /2/                            2,000         1,295        .08
Heartland Wireless Communications, Inc.
 13.00% 2003                                                              3,800         4,076        .26
Horizon Cellular Telephone Co., LP
 0%/11.375% 2000 /2/                                                     17,065        16,428       1.06
InterCel, Inc. 0%/12.50% 2006 /2/                                        12,500         7,156        .46
Mobile Telecomm  13.50% 2002                                              5,750         5,980        .39
MobileMedia Communications, Inc.:
 0%/10.50% 2003 /2/                                                      21,150        13,959
 9.375% 2007                                                              5,000         3,950       1.16
NEXTEL Communications, Inc.:
 0%/11.50% 2003 /2/                                                       7,250         5,365
 0%/9.75% 2004 /2/                                                        3,000         1,935
 0%/10.125% 2004 (formerly CenCall) /2/                                  18,750        12,375       1.27
Omnipoint Corp.:
 6.00%/12.00% 2000 /2/ /3/                                               12,500        12,250
 11.625% 2006                                                             6,000         6,240       1.20
Paging Network, Inc. 11.75% 2002                                         14,750        15,782       1.02
PanAmSat, LP:
 9.75% 2000                                                               6,500         6,857
 0%/11.375% 2003 /2/                                                      7,000         6,370        .86
PriCellular Wireless Corp.:
 0%/14.00% 2001 /2/                                                       4,000         3,780
 0%/12.25% 2003 /2/                                                      16,210        13,049       1.09
Rogers Cantel Mobile Communications Inc.:
 11.125% 2002                                                             2,500         2,625
 9.375% 2008                                                              3,000         2,963        .36
Sprint Spectrum LP, Sprint Spectrum Finance Corp.:
 0%/12.50% 2006 /2/                                                       1,000           585
 11.00% 2006                                                              3,000         3,090        .24
Vanguard Cellular Systems, Inc.  9.375% 2006                              2,000         1,980        .13
Western Wireless Corp. 10.50% 2006 /1/                                    3,000         3,045        .20
                                                                                 -----------    --------
                                                                                      223,559      14.45
                                                                                 -----------    --------
Construction & Housing - 1.45%
Del Webb Corp. 9.75% 2003                                                 2,250         2,250        .15
M.D.C. Holdings, Inc. 11.125% 2003                                        5,000         4,975        .32
The Ryland Group, Inc. 10.50% 2006                                        2,500         2,494        .16
Toll Corp. 9.50% 2003                                                     4,000         4,090        .26
Triangle Pacific Corp. 10.50% 2003                                        8,250         8,580        .56
                                                                                 -----------    --------
                                                                                       22,389       1.45
                                                                                 -----------    --------
Diversified Media, Cable Television &
 Telecommunications - 8.15%
Brooks Fiber Properties, Inc. 0%/10.875% 2006 /2/                        11,750         7,226        .47
Cablevision Systems Corp. 9.875% 2013                                     4,000         3,850        .25
Comcast Corp. 10.25% 2001                                                 3,200         3,328        .22
Comtel Brasileira Ltda. 10.75% 2004 /1/                                   4,000         4,095        .26
Insight Communications Co., LP  11.25% 2000                               3,000         3,075        .20
IntelCom Group Inc.:
 0%/13.50% 2005 /2/                                                      12,000         8,055
 0%/12.50% 2006 /2/                                                       6,000         3,780        .76
Jones Intercable, Inc. 9.625% 2002                                        4,500         4,680        .30
MFS Communications Co., Inc.:
 0%/9.375% 2004 /2/                                                      59,350        49,854
 0%/8.875% 2006 /2/                                                       3,000         2,100       3.36
Multicanal Participacoes SA 12.625% 2004 /1/                             10,000        10,738        .69
Muzak,  LP Muzak Capital Corp.  10.00% 2003                               2,750         2,771        .18
Storer Communications, Inc. 10.00% 2003                                   3,034         3,072        .20
Telecom Argentina STET - France Telecom SA
 12.00% 2002                                                              3,000         3,225        .21
Teleport Communications Group Inc. 9.875% 2006                            5,000         5,125        .33
Viacom International Inc.:
 9.125% 1999                                                              4,859         4,968
 10.25% 2001                                                              4,000         4,270
 7.75% 2005                                                               2,000         1,932        .72
                                                                                 -----------    --------
                                                                                      126,144       8.15
                                                                                 -----------    --------
Electric & Gas Utilities - 0.19%
Columbia Gas System, Inc., Series A, 6.39% 2000                           3,000         2,946        .19
                                                                                 -----------    --------
Energy & Related Companies - 5.98%
Benton Oil and Gas Co. 11.625% 2003                                       7,000         7,578        .49
Chesapeake Energy Corp.:
 10.50% 2002                                                              4,700         4,959
 9.125% 2006                                                              6,260         6,182        .72
Cliffs Drilling Co. 10.25% 2003                                           5,500         5,720        .37
Dual Drilling Co. 9.875% 2004                                             9,450        10,017        .65
Falcon Drilling Co., Inc.:
 9.75% 2001                                                               2,500         2,531
 8.875% 2003                                                              5,000         4,900        .48
Flores & Rucks, Inc. 13.50% 2004                                         10,150        11,926        .77
Global Marine, Inc. 12.75% 1999                                           5,900         6,372        .41
Kelley Oil & Gas Corp. 13.50% 1999                                        6,570         7,424        .48
Mariner Energy, Inc. 10.50% 2006 /1/                                      6,750         6,986        .45
Mesa Operating Co.:
 0%/11.625% 2006 /2/                                                      2,000         1,280
 10.625% 2006                                                             1,000         1,050        .15
Triton Energy Corp. 0%/9.75% 2000 /2/                                     8,000         8,080        .53
Tuboscope Vetco International Inc. 10.75% 2003                            7,000         7,438        .48
                                                                                 -----------    --------
                                                                                       92,443       5.98
                                                                                 -----------    --------
Food Retailing - 3.44%
Bruno's, Inc. 10.50% 2005                                                12,500        12,813        .83
Carr-Gottstein Foods Co. 12.00% 2005                                      4,000         4,230        .27
The Penn Traffic Co. 9.625% 2005                                          2,000         1,350        .09
Rykoff-Sexton, Inc. 8.875% 2003                                          10,000         9,125        .59
Safeway Inc. 10.00% 2002                                                  1,700         1,910        .12
Star Markets Co., Inc. 13.00% 2004                                       11,000        11,577        .75
Stater Brothers Holdings Inc. 11.00% 2001                                11,500        12,190        .79
                                                                                 -----------    --------
                                                                                       53,195       3.44
                                                                                 -----------    --------
Forest Products & Paper - 5.66%
Container Corp. of America:
 10.75% 2002                                                              6,000         6,300
 9.75% 2003                                                              18,000        18,270
 11.25% 2004                                                              3,500         3,718       1.83
Fort Howard Paper Co.:
 9.25% 2001                                                              13,500        13,770
 8.25% 2002                                                               2,000         1,960
 11.00% 2002                                                              2,058         2,140
 9.00% 2006                                                               3,250         3,201       1.36
Four M Corp., Series A, 12.00% 2006                                      13,250        14,045        .91
Grupo Industrial Durango, SA de CV 12.625% 2003                           1,000         1,068        .07
MAXXAM Group Inc. 11.25% 2003                                             3,000         3,075        .20
Pacific Lumber Co. 10.50% 2003                                            7,000         6,895        .44
PT Indah Kiat Pulp & Paper Corp., 11.875% 2002                            1,000         1,077        .07
PT Pabrik Kertas Tjiwi Kimia 13.25% 2001                                  8,500         9,478        .61
Repap Wisconsin, Inc.:
 First Priority 9.25% 2002                                                1,140         1,154
 Second Priority 9.875% 2006                                              1,500         1,470        .17
                                                                                 -----------    --------
                                                                                       87,621       5.66
                                                                                 -----------    --------
Health & Personal Care - 4.57%
Integrated Health Services, Inc.:
 9.625% 2002                                                              4,485         4,597
 10.75% 2004                                                              6,000         6,323
 10.25% 2006 /1/                                                         11,250        11,616       1.46
Mariner Health Group, Inc. 9.50% 2006                                     8,000         8,100        .52
Merit Behavioral Care Corp. 11.50% 2005                                   4,750         5,011        .32
Paracelsus Healthcare Corp. 10.00% 2006                                   8,250         8,539        .55
Regency Health Services, Inc.:
 9.875% 2002                                                             13,050        13,115
 12.25% 2003 /1/                                                          3,000         3,188       1.06
Universal Health Services, Inc. 8.75% 2005                               10,200        10,251        .66
                                                                                 -----------    --------
                                                                                       70,740       4.57
                                                                                 -----------    --------
Independent Power Producers - 2.34%
California Energy Co., Inc.
 0%/10.25% 2004 /2/                                                      29,750        30,196       1.95
CE Casecnan Water and Energy Co., Inc.:
 Series A, 11.45% 2005                                                    2,000         2,145
 Series B, 11.95% 2010                                                    3,500         3,780        .39
                                                                                 -----------    --------
                                                                                       36,121       2.34
                                                                                 -----------    --------
Leisure, Tourism & Restaurants - 4.53%
AMF Group Inc.:
 10.875% 2006                                                             6,000         6,150
 0%/12.25% 2006 /2/                                                      10,500         6,261        .80
California Hotel Finance Corp. 11.00% 2002                                7,000         7,350        .47
Casino America, Inc. 12.50% 2003                                          3,500         3,662        .24
Foodmaker, Inc.:
 9.25% 1999                                                               8,950         8,950
 9.75% 2002                                                               6,000         5,850        .96
Four Seasons Hotels Inc. 9.125% 2000 /1/                                  7,000         7,070        .46
Plitt Theatres, Inc. 10.875% 2004                                         1,025         1,038        .07
Rio Hotel & Casino, Inc. 10.625% 2005                                     5,400         5,670        .36
Station Casinos, Inc. 9.625% 2003                                         8,750         8,466        .55
Trump Atlantic City Associates, Trump Atlantic
 City Funding, Inc. 11.25% 2006                                           5,000         4,925        .32
Wyndham Hotel Corp. 10.50% 2006                                           4,500         4,618        .30
                                                                                 -----------    --------
                                                                                       70,010       4.53
                                                                                 -----------    --------
Manufacturing & Materials - 7.64%
Acme Metals Inc.:
 12.50% 2002                                                              7,000         7,420
 0%/13.50% 2004 /2/                                                       5,750         5,577        .84
Advanced Micro Devices, Inc. 11.00% 2003                                  9,000         9,292        .60
AGCO Corp. 8.50% 2006                                                     6,000         6,000        .39
AK Steel Corp. 10.75% 2004                                                1,250         1,363        .09
Coltec Industries Inc.:
 9.75% 1999                                                               2,500         2,588
 9.75% 2000                                                              16,000        16,560       1.24
Kaiser Aluminum & Chemical Corp.:
 9.875% 2002                                                              4,750         4,833
 12.75% 2003                                                              7,500         8,138        .84
Knoll Group, Inc. 10.875% 2006                                            5,000         5,225        .34
Lifestyle Furnishings International Ltd.
 10.875% 2006                                                             5,500         5,693        .37
MagneTek, Inc. 10.75% 1998                                                5,700         5,786        .37
Oregon Steel Mills 11.00% 2003                                            4,750         4,993        .32
Owens-Illinois, Inc. 11.00% 2003                                          4,750         5,195        .34
Printpack Inc. 10.625% 2006                                               2,500         2,562        .16
Sterling Chemicals, Inc.:
 11.75% 2006                                                              2,500         2,612
 Unit, 0%/13.50% 2008 /2/                                                 3,000         1,845        .29
Texas Petrochemicals Corp. 11.125% 2006 /1/                               7,500         7,912        .51
UCAR Global Enterprises Inc. 12.00% 2005                                  6,430         7,338        .47
Westinghouse Air Brake Co. 9.375% 2005                                    7,250         7,196        .47

                                                                                 -----------    --------
                                                                                      118,128       7.64
                                                                                 -----------    --------
Merchandising - 1.88%
Ann Taylor 8.75% 2000                                                     3,500         3,395        .22
Barnes & Noble, Inc. 11.875% 2003                                        10,450        11,390        .73
Loehmann's 11.875% 2003                                                   2,500         2,650        .17
Thrifty PayLess, Inc. 12.25% 2004                                        10,549        11,762        .76
                                                                                 -----------    --------
                                                                                       29,197       1.88
                                                                                 -----------    --------
Miscellaneous Services - 0.39%
Neodata Services, Inc. 12.00% 2003                                        6,000         6,060        .39
                                                                                 -----------    --------
Protection Services - 0.68%
ADT Operations 9.25% 2003                                                 2,000         2,070        .13
Protection One Alarm Monitoring, Inc.
 0%/13.625% 2005 /2/                                                      9,500         8,455        .55
                                                                                 -----------    --------
                                                                                       10,525        .68
                                                                                 -----------    --------
Real Estate - 0.28%
B.F. Saul Real Estate Investment Trust                                           -----------    --------
 11.625% 2002                                                             4,000         4,260        .28
                                                                                 -----------    --------
Textiles & Apparel - 0.17%
Tultex Corp. 10.625% 2005                                                 1,000         1,050        .07
WestPoint Stevens Inc. 8.75% 2001                                         1,500         1,519        .10
                                                                                 -----------    --------
                                                                                        2,569        .17
                                                                                 -----------    --------
Transportation - 3.51%
Airplanes Pass Through Trust, pass-through
 certificates, Class D, 10.875% 2019 /4/                                 13,375        14,412        .93
Teekay Shipping Corp. 8.32% 2008                                         13,500        12,859        .83
TNT Transport (Europe) PLC/TNT (USA)
 Inc. 11.50% 2004                                                           500           521        .03
USAir, Inc.:
 9.625% 2001                                                              8,000         7,600
 9.625% 2003                                                              1,490         1,460
 10.00% 2003                                                              8,000         7,600
 Pass-through trust, Series 1993-A3,
  10.375% 2013 /4/                                                        8,150         8,109       1.60
ValuJet, Inc. 10.25% 2001 /1/                                             2,000         1,810        .12
                                                                                 -----------    --------
                                                                                       54,371       3.51
                                                                                 -----------    --------
Private Issue Collateralized Mortgage/Asset-Backed
 Obligations 4 - 0.75%
Fifth Avenue Capital Trust, Class C, 12.36% 2002 /1/                     10,000        10,975        .71
Resolution Trust Corp.:
 Series 1993-C1, Class E, 9.50% 2024                                        274           272
 Series 1993-C2, Class E, 8.50% 2025                                        363           358        .04
                                                                                 -----------    --------
                                                                                       11,605        .75
                                                                                 -----------    --------
Non-U.S. Governments and Governmental
 Authorities - 2.38%
Argentina (Republic of):
 8.375% 2003                                                              1,500         1,348
 6.312% 2005 /5/                                                          3,960         3,317
 Bocon PIK 4.717% 2007 /5/ /6/                                       ARP 6,000          2,858        .48
Brazil (Federal Republic of):
 Eligible Interest Bond 6.50% 2006 /5/                                   $1,000           872
 Debt Conversion Bond 6.563% 2012 /5/                                       500           378
 Capitalization Bond PIK 8.00% 2014 /6/                                     271           191        .09
Ecuador (Republic of) Past Due Interest Bond
 6.50% 2015 /5/                                                           8,459         4,335        .28
New Zealand Index Linked
 4.59% 2016 /7/                                                      NZ$ 3,000          1,827        .12
Panama (Republic of) Interest Reduction Bond
 3.50% 2014 /1/ /5/                                                     $11,500         7,245        .47
Peru (Republic of) Front Loaded Interest
 Reduction Bond 0.00% 2049 /1/                                              500           261        .02
Poland (Republic of):
 Past Due Interest Bonds:
  Bearer 3.75% 2014 /5/                                                   1,375         1,090
  Registered 3.75% 2014 /5/                                                 375           297
 Treasury Bill 1997                                                  PLZ 8,000          2,472        .25
Russia Interest Arrears Notes:
 Euro 2015 /5/                                                           $2,000         1,287
 SF 2015 /5/                                                              4,250         2,736        .26
United Mexican States:
 Collateralized Eurobond:
  Series A, 6.398% 2019                                                     500           422
  Series B, 6.25% 2019                                                    3,000         2,081        .34
 Government 9.75% 2001                                                    1,000         1,020
 Government 11.50% 2026                                                   1,784         1,773
Venezuela  (Republic of):
 Front Loaded Interest Reduction Bond 6.375% 2007                           500           422
 6.625% 2007                                                                750           622        .07

                                                                                 -----------    --------
                                                                                       36,854       2.38
                                                                                 -----------    --------
U.S. Treasury Obligations - 6.44%
6.00% 1998                                                                3,000         2,997
7.25% 1998                                                                5,000         5,081
6.875% 1999                                                              39,000        39,579
6.625% 2001                                                               7,000         7,042
7.50% 2001                                                               16,000        16,692
8.00% 2001                                                                4,000         4,244
5.75% 2003                                                               13,000        12,401
7.875% 2004                                                               1,000         1,075
11.625% 2004                                                              8,000        10,445
                                                                                 -----------    --------
                                                                                       99,556       6.44
                                                                                 -----------    --------
Total Bonds & Notes (cost: $1,308,727,000)                                          1,348,423      87.17
                                                                                 -----------    --------

                                                                     Number of
Stocks (Common & Preferred) - 3.40%                                     Shares
AnnTaylor, Inc. /8/                                                      40,000           675        .04
California Energy Co., Inc. /8/                                          65,000         2,072        .13
CellNet Data Systems, Inc.,
 warrants, expire 6/15/05 /3/ /8/                                       128,000         2,816        .18
Columbia Gas System, Inc.                                                14,700           823        .05
Comcast Corp., Class A                                                   10,000           154
Comcast Corp., Class A, special stock                                    20,000           308        .03
Comunicacion Celular SA
warrants, expire 11/15/03 /8/                                            15,000            90        .01
El Paso Electric Co., Series A, preferred
 11.40% 2008 /6/                                                          6,000           690        .05
Earthwatch Inc., preferred 12.00% /3/                                   675,000         7,092        .46
Falcon Drilling Co., Inc. /8/                                            35,000           910        .06
Foodmaker, Inc. /8/                                                      30,000           300        .02
Heartland Wireless Communications, Inc.,
 warrants, expire 4/26/00 /8/                                            22,800           137        .01
Host Marriott Corp.  /8/                                                 13,896           201        .01
IntelCom Group Inc., warrants, expire 8/8/05 /2/ /8/                     42,900           691        .05
Kelley Oil & Gas Corp. convertible preferred                             70,000         1,733        .11
Kmart Corp. 7.75% convertible preferred                                  60,000         2,933        .19
MFS Communications Co., Inc. /8/                                         10,000           436        .03
Marriott International, Inc.                                             13,896           766        .05
MESA Inc. /8/                                                           275,000         1,134
MESA Inc. 8.00% convertible preferred, Series A                         276,945         1,454        .17
Nacional Financiera SNC PRIDES 11.25% 1998                               20,000           640        .04
NEXTEL Communications, Inc. warrants /3/ /8/                             21,250             0        .00
Nortel Inversora SA, Class A, preferred
 (American Depositary Receipts) /1/ /3/                               1,174,607        13,978        .90
Omnipoint Corp./3/ /8/                                                  278,001         6,477        .42
Protection One Alarm Monitoring, Inc.,
 warrants, expire 6/30/05 /8/                                            30,400           274        .02
Station Casinos, Inc. 7.00% convertible preferred                        30,000         1,582        .10
Thrifty PayLess Inc., Class B /8/                                        11,400           212        .01
Time Warner Inc. exchangeable preferred, Series K                         2,811         2,937        .19
Viacom International Inc., Class B /8/                                   30,000         1,065        .07


                                                                                 -----------    --------
Total Stocks (cost: $39,470,000)                                                       52,580       3.40
                                                                                 -----------    --------
                                                                     Principal
                                                                        Amount
                                                                         (000)
Convertible Debentures - 0.54%
Banco Nacional de Mexico, SA 11.00% 2003                                   $500           512        .03
Euro Disney S.C.A. 6.75% 2001                                             7,700         1,505        .10
Integrated Health Services, Inc. 6.00% 2003                               6,500         6,403        .41
                                                                                 -----------    --------
Total Convertible Debentures (cost:
 $7,993,000)                                                                            8,420        .54
                                                                                 -----------    --------
Short-Term Securities
Corporate Short-Term Notes - 9.51%
American Express Credit Corp.:
 5.37% due 10/11/96                                                      10,000         9,984
 5.41% due 10/25/96                                                       4,290         4,274        .92
Ciesco LP:
 5.32% due 10/9/96                                                       10,000         9,987
 5.46% due 12/2/96                                                        9,300         9,212       1.24
Hewlett-Packard Co.:
 5.45% due 10/1/96                                                        6,050         6,049
 5.34% due 12/20/96                                                      10,000         9,880       1.03
International Lease Finance Corp.:
 5.39% due 10/23/96                                                      15,000        14,948
 5.42% due 12/11/96                                                       4,500         4,452       1.26
J.C. Penney Funding Corp.:
 5.29% due 10/2/96                                                       11,200        11,197
 5.39% due 11/20/96                                                      12,300        12,206       1.51
Raytheon Co. 5.34% due 10/18/96                                          12,700        12,666        .82
SAFECO Credit Co. Inc. 5.47% due 11/6/96                                 10,000         9,944        .64
UBS Finance (Delaware) Inc. 5.85% due 10/1/96                            32,300        32,295       2.09
                                                                                 -----------    --------
Total Short-Term Securities (cost:
 $147,096,000)                                                                        147,094       9.51
                                                                                 -----------    --------
Total Investment Securities (cost:
 $1,503,286,000)                                                                    1,556,517     100.62
Excess of  payables over cash and
 receivables                                                                            9,621         .62
                                                                                 -----------    --------
Net Assets                                                                         $1,546,896     100.00%
                                                                                 ===========    ========

/1/ Purchased in a private placement transaction;
resale to the public may require registration.

/2/ Step bond; coupon rate will increase at a later date.

/3/ Valued under procedures established by the Board of Trustees.

/4/ Pass-through security backed by a pool of mortgages or other loans on which principal payments are periodically made. Therefore, the effective maturity is shorter than the stated maturity.

/5/ Coupon rate may change periodically.

/6/ Payment in kind. The issuer has the option of paying additional securities in lieu of cash.

/7/ Index-linked bond, which is a floating rate bond whose principal amount moves with a government retail price index.

/8/ Non-income-producing security.

See Notes to Financial Statements

American High-Income Trust
Financial Statements
Statement of Assets and Liabilities
at September 30, 1996 (dollars in thousands)
Assets:
 Investment securities
  (cost: $1,503,286)                                                               $   1,556,517
 Cash                                                                                         80
 Receivables for--
  Sales of investments                                                   $   5,519
  Sales of fund's shares                                                     7,557
  Accrued dividends and interest                                            28,538        41,614
                                                                          --------     ---------
                                                                                       1,598,211
Liabilities:
 Payables for--
  Purchases of investments                                                  43,105
  Repurchases of fund's shares                                               2,210
  Forward currency contracts                                                     4
  Dividends on fund's shares                                                 5,137
  Management services                                                          597
  Accrued expenses                                                             262        51,315
                                                                          --------     ---------
Net Assets at September 30, 1996 --
 Equivalent to $14.86 per share on
 104,126,659 shares of beneficial
 interest issued and outstanding;
 unlimited shares authorized                                                       $   1,546,896
                                                                                        ========

Statement of Operations
for the year ended September 30, 1996
(dollars in thousands)
Investment Income:
 Income:
  Dividends                                                              $   2,300
  Interest                                                                 127,327 $      129,627
                                                                          --------
 Expenses:
  Management services fee                                                    6,481
  Distribution expenses                                                      3,079
  Transfer agent fee                                                           976
  Reports to shareholders                                                      164
  Registration statement and prospectus                                        289
  Postage, stationery and supplies                                             343
  Trustees' fees                                                                21
  Auditing and legal fees                                                       45
  Custodian fee                                                                 64
  Taxes other than federal income tax                                           20
  Other expenses                                                                18        11,500
                                                                          --------     ---------
  Net investment income                                                                  118,127
                                                                                       ---------
Realized Gain and Increase in Unrealized
 Appreciation on Investments:
 Net realized gain                                                                         4,164
 Net unrealized appreciation
  on investments:
  Beginning of year                                                          5,775
  End of year                                                               53,227
                                                                         ---------
   Net increase in unrealized
    appreciation on investments                                                           47,452
                                                                                       ---------
  Net realized gain and unrealized
   appreciation on investments                                                            51,616
                                                                                       ---------
Net Increase in Net Assets
 Resulting from Operations                                                         $      169,743
                                                                                        ========


Statement of Changes in Net Assets
(dollars in thousands)

                                                           Year ended September 30
                                                                               1996          1995
Operations:                                                               --------     ---------
 Net investment income                                               $     118,127 $      89,824
 Net realized gain (loss) on investments                                     4,164        (7,154)
 Net increase in unrealized appreciation
  on investments                                                            47,452        36,963
                                                                          --------     ---------
  Net increase in net assets
   resulting from operations                                               169,743       119,633
                                                                          --------     ---------

Dividends and Distributions
 Paid to Shareholders:
 Dividends from net investment income                                     (118,864)      (87,231)
 Distributions from net realized
  gain on investments                                                          -          (4,494)
                                                                          --------     ---------
  Total dividends and distributions                                       (118,864)      (91,725)
                                                                          --------     ---------
Capital Share Transactions:
 Proceeds from shares sold:
  43,729,904 and 30,002,672
  shares, respectively                                                     636,739       414,416
 Proceeds from shares issued in
  reinvestment of net investment
  income dividends and distributions
  of net realized gain on
  investments: 5,021,604 and
  4,145,269 shares, respectively                                            73,124        56,782
 Cost of shares repurchased:
  22,319,120 and 16,228,009
  shares, respectively                                                    (324,832)     (223,033)
                                                                          --------     ---------
  Net increase in net assets
   resulting from capital share
   transactions                                                            385,031       248,165
                                                                          --------     ---------
Total Increase in Net Assets                                               435,910       276,073

Net Assets:
 Beginning of year                                                       1,110,986       834,913
                                                                          --------     ---------
 End of year (including undistributed
  net investment income: $7,102
  and $7,839, respectively)                                          $   1,546,896 $   1,110,986
                                                                          ========      ========

See Notes to Financial Statements

Notes to Financial Statements

1. American High-Income Trust (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks a high level of current income and, secondarily, capital appreciation through a diversified, carefully supervised portfolio consisting primarily of lower rated, higher risk corporate bonds. The following paragraphs summarize the significant accounting policies consistently followed by the fund in the preparation of its financial statements:

 Stocks and convertible debentures traded on a national securities exchange (or reported on the NASDAQ national market) and securities traded in the over-the-counter market are stated at the last reported sales price on the day of valuation; other securities, and securities for which no sale was reported on that date, are stated at the last quoted bid price.

 Bonds and notes are valued at prices obtained from a bond-pricing service provided by a major dealer in bonds, when such prices are available; however, in circumstances where the investment adviser deems it appropriate to do so, such securities will be valued at the mean of their representative quoted bid and asked prices or, if such prices are not available, at prices for securities of comparable maturity, quality and type. Securities denominated in non-U.S. currencies are generally valued on the basis of bid quotations. The value of each security denominated in a currency other than U.S. dollars will be translated into U.S. dollars at the prevailing market rate provided by a pricing service in accordance with procedures established by the fund's officers. Securities for which market quotations are not readily available are valued at fair value by the Board of Trustees or a committee thereof.

 Short-term securities with original or remaining maturities in excess of 60 days, including forward currency contracts, are valued at the mean of their quoted bid and asked prices. Short-term securities with 60 days or less to maturity are valued at amortized cost, which approximates market value.

 As is customary in the mutual fund industry, securities transactions are accounted for on the date the securities are purchased or sold. In the event the fund purchases securities on a delayed delivery or "when-issued" basis, it will segregate with its custodian liquid assets in an amount sufficient to meet its payment obligations in these transactions. Realized gains and losses from securities transactions are reported on an identified cost basis. Dividend and interest income is reported on the accrual basis. Discounts and premiums on securities purchased are amortized over the life of the respective securities. Dividends to shareholders are declared daily after determination of the fund's net investment income and paid to shareholders monthly.

 Investment securities and other assets and liabilities, including forward currency contracts, denominated in non-U.S. currencies are recorded in the financial statements after translation into U.S. dollars utilizing rates of exchange on the last business day of the year. Purchases and sales of investment securities, income and expenses are calculated using the prevailing exchange rate as accrued. The effects of changes in foreign currency exchange rates on investment securities are included with the net realized and unrealized gain or loss on investment securities.

 Pursuant to the custodian agreement, the fund receives credit against its custodian fee for imputed interest on certain balances with the custodian bank. The custodian fee of $64,000 includes $62,000 that was paid by these credits rather than in cash.

2. It is the fund's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income, including any net realized gain on investments, to its shareholders. Therefore, no federal income tax provision is required.

 As of September 30, 1996, net unrealized appreciation on investments, excluding forward currency contracts, for book and federal income tax purposes aggregated $53,231,000, of which $65,293,000 related to appreciated securities and $12,062,000 related to depreciated securities. During the year ended September 30, 1996, the fund realized, on a tax basis, a net capital gain of $4,435,000 on securities transactions. Net gains related to non US currency transactions of $271,000 are reported as ordinary income for federal tax purposes. The fund has available at September 30, 1996 a net capital loss carryforward totaling $2,672,000 which may be used to offset capital gains realized during subsequent years through 2002 and thereby relieve the fund and its shareholders of any federal income tax liability with respect to the capital gains that are so offset. It is the intention of the fund not to make distributions from capital gains while there is a capital loss carryforward. The cost of portfolio securities, excluding forward currency contracts, for book and federal income tax purposes was $1,503,286,000 at September 30, 1996.

3. The fee of $6,481,000 for management services was paid pursuant to an agreement with Capital Research and Management Company (CRMC), with which certain officers and Trustees of the fund are affiliated. The Investment Advisory and Service Agreement provides for monthly fees, accrued daily, based on an annual rate of 0.30% of the first $60 million of average net assets; 0.21% of such assets in excess of $60 million but not exceeding $1 billion; and 0.18% of such assets in excess of $1 billion; plus 3.00% on the first $100 million of the fund's annual gross investment income; and 2.50% of such income in excess of $100 million.

 Pursuant to a Plan of Distribution, the fund may expend up to 0.30% of its average net assets annually for any activities primarily intended to result in sales of fund shares, provided the categories of expenses for which reimbursement is made are approved by the fund's Board of Trustees. Fund expenses under the Plan include payments to dealers to compensate them for their selling and servicing efforts. During the year ended September 30, 1996, distribution expenses under the Plan were $3,079,000. As of September 30, 1996, accrued and unpaid distribution expenses were $221,000.

 American Funds Service Company (AFS), the transfer agent for the fund, was paid a fee of $976,000. American Funds Distributors, Inc. (AFD), the principal underwriter of the fund's shares, received $1,943,000 (after allowances to dealers) as its portion of the sales charges paid by purchasers of the fund's shares. Such sales charges are not an expense of the fund and, hence, are not reflected in the accompanying statement of operations.

 Trustees who are unaffiliated with CRMC may elect to defer part or all of the fees earned for services as members of the Board. Amounts deferred are not funded and are general unsecured liabilities of the fund. As of September 30, 1996, aggregate amounts deferred and earnings thereon were $30,000.

 CRMC is owned by The Capital Group Companies, Inc. AFS and AFD are both wholly owned subsidiaries of CRMC. Certain Trustees and officers of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No such persons received any remuneration directly from the fund.

4. As of September 30, 1996, accumulated net realized loss on investments was $2,943,000 and paid-in capital was $1,489,510,000.

 The fund made purchases and sales of investment securities, excluding short-term securities, of $771,970,000 and $483,596,000, respectively, during the year ended September 30, 1996.

 The fund purchases and sells forward currency contracts in anticipation of, or to protect itself against, fluctuations in exchange rates. The contracts are recorded in the statement of assets and liabilities at their net unrealized value; the fund's maximum potential liability in these contracts is equal to the full contract amounts. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from the possible movements in foreign exchange rates and securities values underlying these instruments. At September 30, 1996, the fund had outstanding forward currency contracts to purchase and sell non-U.S. currencies as follows:

                                      Contract Amount          U.S. Valuation at 9/30/96
                                      ------------------------------------------------------
                                                                               Unrealized
Non-U.S. Currency Sales Contract        Non-U.S.      U.S.         Amount     Depreciation
--------------------------------------------------------------------------------------------
French Francs expiring 11/24/96        FF5,100,000    $986,000      $990,000        $(4,000)



Per-Share
Data and Ratios                                             Year      ended   September            30
                                                 1996       1995       1994        1993         1992
                                            --------    --------   --------    --------     --------
Net Asset Value, Beginning
 of Year                                      $14.30      $13.97     $15.18      $14.58       $13.56
                                            --------    --------   --------    --------     --------
 Income from Investment
  Operations:
  Net investment income                         1.29        1.33       1.25        1.28         1.35
  Net realized and
   unrealized gain
   (loss) on investments                         .59         .39       (.99)        .74          .99
                                            --------    --------   --------    --------     --------
   Total income from
    investment operations                       1.88        1.72        .26        2.02         2.34
                                            --------    --------   --------    --------     --------
 Less Distributions:
  Dividends from net
   investment income                           (1.32)      (1.32)     (1.21)      (1.29)       (1.32)
  Distributions from net
   realized gains                                  -        (.07)      (.26)       (.13)           -
                                            --------    --------   --------    --------     --------
   Total distributions                         (1.32)      (1.39)     (1.47)      (1.42)       (1.32)
                                            --------    --------   --------    --------     --------
Net Asset Value, End of Year                  $14.86      $14.30     $13.97      $15.18       $14.58
                                            ========    ========   ========    ========     ========
Total Return*                                 13.68%      13.34%      1.60%       14.59%       18.08%

Ratios/Supplemental Data:
 Net assets, end of year
  (in millions)                               $1,547      $1,111       $835        $707         $438
 Ratio of expenses to average
  net assets                                    .87%        .89%       .86%         .87%         .94%
 Ratio of net income to
  average net assets                           8.90%       9.72%      8.63%        8.60%        9.58%
 Portfolio turnover rate                      39.74%      29.56%     42.03%       44.37%       58.04%


*Calculated without deducting a sales charge.
 The maximum sales charge is 4.75% of the fund's offering price.

Independent Auditors' Report

To the Board of Trustees and Shareholders of American High-Income Trust:

 We have audited the accompanying statement of assets and liabilities of American High-Income Trust (the "Fund"), including the schedule of portfolio investments, as of September 30, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the per-share data and ratios for each of the five years in the period then ended. These financial statements and the per-share data and ratios are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and per-share data and ratios based on our audits.

 We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and per-share data and ratios are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1996 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

 In our opinion, the financial statements and per-share data and ratios referred to above present fairly, in all material respects, the financial position of American High-Income Trust as of September 30, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the per-share data and ratios for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Los Angeles, California
October 29, 1996

1996 TAX INFORMATION (unaudited)

 We are required to advise you within 60 days of the fund's fiscal year-end regarding the federal tax status of distributions.

 Corporate shareholders may exclude up to 70% of qualifying dividends received during the year. For purposes of computing this exclusion, 2% of the dividends paid by the fund from net investment income represents qualifying dividends.

 Certain states may exempt from income taxation a portion of the dividends paid from net investment income that was derived from direct U.S. Treasury obligations. For purposes of computing this exclusion, 4% of the dividends paid by the fund from net investment income was derived from interest on direct U.S. Treasury obligations.

 Dividends and distributions received by retirement plans such as IRAs, Keogh-type plans, and 403(b) plans need not be reported as taxable income. However, many plan retirement trusts may need this information for their annual information reporting.

 SINCE THE AMOUNTS ABOVE ARE REPORTED FOR THE FISCAL YEAR AND NOT THE CALENDAR YEAR, SHAREHOLDERS SHOULD REFER TO THEIR FORM 1099-DIV WHICH WILL BE MAILED IN JANUARY 1997 TO DETERMINE THE CALENDAR YEAR AMOUNTS TO BE INCLUDED ON THEIR 1996 TAX RETURNS. SHAREHOLDERS SHOULD CONSULT THEIR TAX ADVISERS.


                             PART C
                      OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS

 (a) Included in Prospectus - Part A
   Financial Highlights

  Included in Statement of Additional Information - Part B

   As of September 30, 1996:
    Investment Portfolio
    Statement of Assets and Liabilities
    Statement of Operations
    Statement of Changes in Net Assets
    Notes to Financial Statements
    Per Share Data and Ratios
    Independent Auditors' Report

 (b)  Exhibits:
  1. On file (see SEC file nos. 811-5888 and 33-32785).

  2. On file (see SEC file nos. 811-5888 and 33-32785).

  3. None.

  4. On file (see SEC file nos. 811-5888 and 33-32785).

  5. On file (see SEC file nos. 811-5888 and 33-32785).

  6. On file (see SEC file nos. 811-5888 and 33-32785).

  7. None.

  8. On file (see SEC file nos. 811-5888 and 33-32785).

  9. On file (see SEC file nos. 811-5888 and 33-32785).

  10. Not applicable to this filing.

  11. Consent of Independent Accountants.

  12. None.

  13. None.

  14. On file (see SEC file nos. 811-5888 and 33-32785).

  15. On file (see SEC file nos. 811-5888 and 33-32785).

  16. On file (see SEC file nos. 811-5888 and 33-32785).

  17. EX-27 Financial data schedule.

ITEM 25. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

  None.

ITEM 26. NUMBER OF HOLDERS OF SECURITIES.

  As of December 31, 1996:

  Title of Class         Number of Record-Holders
  Capital Stock          463,699
($0.01 par value)


ITEM 27. INDEMNIFICATION.

  Registrant is a joint-insured under Investment Advisor/Mutual Fund Errors and Omissions Policy written by American International Surplus Lines Insurance Company, Chubb Custom Insurance Company, and ICI Mutual Insurance Company which insures its officers and directors against certain liabilities. However, in no event will Registrant maintain insurance to indemnify any such person for any act for which Registrant itself is not permitted to indemnify the individual.

  Subsection (b) of Section 2-418 of the General Corporation Law of Maryland empowers a corporation to indemnify any person who was or is party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that he is or was a director, officer, employee or agent of the corporation or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation or enterprise, against reasonable expenses (including attorneys' fees), judgments, penalties, fines and amounts paid in settlement actually incurred by him in connection with such action, suit or proceeding unless it is established that: (i) the act or omission of the person was material to the matters giving rise to the proceeding and was committed in bad faith or was the result of active and deliberate dishonesty; (ii) the person actually received an improper personal benefit of money, property or services; or (iii) with respect to any criminal action or proceeding, the person had reasonable cause to believe his act or omission was unlawful.

  Indemnification under subsection (b) of Section 2-418 may not be made by a corporation unless authorized for a specific proceeding after a determination has been made that indemnification is permissible under the circumstances because the party to be indemnified has met the standard of conduct set forth in subsection (b). This determination shall be made (i) by the Board of Directors by a majority vote of a quorum consisting of directors not, at the time, parties to the proceeding, or, if such quorum cannot be obtained, then by a majority vote of a committee of the Board consisting solely of two or more directors not, at the time, parties to such proceeding and who were duly designated to act in the matter by a majority vote of the full Board in which the designated directors who are parties may participate; (ii) by special legal counsel selected by the Board of Directors of a committee of the Board by vote as set forth in subparagraph (i), or, if the requisite quorum of the full Board cannot be obtained therefor and the committee cannot be established, by a majority vote of the full Board in which any director who is a party may participate; or (iii) by the stockholders (except that shares held by any party to the specific proceeding may not be voted). A court of appropriate jurisdiction may also order indemnification if the court determines that a person seeking indemnification is entitled to reimbursement under subsection
(b).

  Section 2-418 further provides that indemnification provided for by Section 2-418 shall not be deemed exclusive of any rights to which the indemnified party may be entitled; that the scope of indemnification extends to directors, officers, employees or agents of a constituent corporation absorbed in a consolidation or merger and persons serving in that capacity at the request of the constituent corporation for another; and empowers the corporation to purchase and maintain insurance on behalf of a director, officer, employee or agent of the corporation against any liability asserted against or incurred by such person in any such capacity or arising out of such person's status as such whether or not the corporation would have the power to indemnify such person against such liabilities under Section 2-418.

  Article VIII (h) of the Articles of Incorporation of the fund provides that "The Corporation shall indemnify (1) its directors and officers, whether serving the Corporation or at its request any other entity, to the full extent required or permitted by the General Laws of the State of Maryland now or hereafter in force, including the advance of expenses under the procedures and to the full extent permitted by law, and (2) its other employees and agents to such extent as shall be authorized by the Board of Directors or the Corporation's By-Laws and be permitted by law. The foregoing rights of indemnification shall not be exclusive of any other rights to which those seeking indemnification may be entitled. The Board of Directors may take such action as is necessary to carry out these indemnification provisions and is expressly empowered to adopt, approve and amend from time to time such by-laws, resolutions or contracts implementing such provisions or such further indemnification arrangements as may be permitted by law. No amendment of this Charter of the Corporation shall limit or eliminate the right to indemnification provided hereunder with respect to acts or omissions occurring prior to such amendment or repeal. Nothing contained herein shall be construed to authorize the Corporation to indemnify any director or officer of the Corporation against any liability to the Corporation or to any holders of securities of the Corporation to which he is subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. Any indemnification by the Corporation shall be consistent with the requirements of law, including the Investment Company Act of 1940."

ITEM 28. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.

  None.

ITEM 29. PRINCIPAL UNDERWRITERS.

(a) American Funds Distributors, Inc. is also the Principal Underwriter of shares of: AMCAP Fund, Inc., American Balanced Fund, Inc., The American Funds Income Series, The American Funds Tax-Exempt Series I, The American Funds Tax-Exempt Series II, American High-Income Municipal Bond Fund, Inc., American High-Income Trust, American Mutual Fund, Inc., The Bond Fund of America, Inc., Capital Income Builder, Inc., Capital World Bond Fund, Inc., Capital World Growth and Income Fund, Inc., The Cash Management Trust of America, EuroPacific Growth Fund, Fundamental Investors, Inc., The Growth Fund of America, Inc., The Income Fund of America, Inc., The Intermediate Bond Fund of America, The Investment Company of America, Limited Term Tax-Exempt Bond Fund of America, The New Economy Fund, New Perspective Fund, Inc., The Tax-Exempt Bond Fund of America, Inc., The Tax-Exempt Money Fund of America, The U.S. Treasury Money Fund of America and Washington Mutual Investors Fund, Inc.

 (b)

                   (1)                            (2)                       (3)

      NAME AND PRINCIPAL            POSITIONS AND OFFICES     POSITIONS AND OFFICES
       BUSINESS ADDRESS               WITH UNDERWRITER            WITH REGISTRANT



      David A. Abzug                Regional Vice President   None
      5657 Lemona Avenue
      Van Nuys, CA  91411



      John A. Agar                  Regional Vice President   None
      1501 N. University Drive
      Suite 227A
      Little Rock, AR  72207

      Robert B. Aprison             Vice President            None
      2983 Brynwood Drive
      Madison, WI  53711

%     Richard Armstrong             Assistant Vice President   None

*     William W. Bagnard            Vice President            None

      Steven L. Barnes              Senior Vice President     None
      8000 Town Line Avenue So.
      Suite 204
      Minneapolis, MN   55438

      Michelle A. Bergeron          Vice President            None
      4160 Gateswalk Drive
      Smyrna, GA  30080

      Joseph T. Blair               Senior Vice President     None
      27 Drumlin Road
      West Simsbury, CT  06092

      John A. Blanchard             Regional Vice President   None
      6421 Aberdeen Road
      Mission Hills, KS  66208

      Ian B. Bodell                 Senior Vice President     None
      3100 West End Avenue
      Suite 870
      Nashville, TN  37215

      Mick L. Brethower             Vice President            None
      108 Hagen Court
      Georgetown, TX  78628

       C. Alan Brown                Regional Vice President   None
      4619 McPherson Avenue
      St. Louis, MO 63108

*     Daniel C. Brown               Senior Vice President     None

@     J. Peter Burns                Vice President            None

      Brian C. Casey                Regional Vice President   None
      9508 Cable Drive
      Kensington, MD   20895

      Victor C. Cassato             Vice President            None
      609 W. Littleton Blvd. - Suite 310
      Littleton, CO  80121

      Christopher J. Cassin         Senior Vice President     None
      111 West Chicago Avenue
      Suite G3
      Hinsdale, IL  60521

      Denise M. Cassin              Regional Vice President   None
      1301 Stoney Creek Drive
      San Ramon, CA  94538

*     Larry P. Clemmensen           Director                  None

*     Kevin G. Clifford             Director, Senior Vice     None
                                    President

      Ruth M. Collier               Vice President            None
      145 W. 67th Street #12K
      New York, NY  10023

      Thomas E. Cournoyer           Vice President            None
      2333 Granada Blvd.
      Coral Gables, FL  33134

      Douglas A. Critchell          Vice President            None
      4116 Woodbine Street
      Chevy Chase, MD  20815

*     Carl D. Cutting               Vice President            None

      Dan J. Delianedis             Regional Vice President   None
      8689 Braxton Drive
      Eden Prairie, MN  55347

      Michael A. Dilella            Vice President            None
      P.O. Box 661
      Ramsey, NJ  07446

      G. Michael Dill               Senior Vice President     None
      505 East Main Street
      Jenks, OK  74037

      Kirk D. Dodge                 Vice President            None
      2617 Salisbury Road
      Ann Arbor, MI  48103

      Peter J. Doran                Senior Vice President     None
      1205 Franklin Avenue
      Garden City, NY  11530

*     Michael J. Downer             Secretary                 None

      Robert W. Durbin              Vice President            None
      74 Sunny Lane
      Tiffin, OH  44883

&     Lloyd G. Edwards              Vice President            None

*     Paul H. Fieberg               Senior Vice President     None

      John R. Fodor                 Regional Vice President   None
      15 Latisquana Road
      Southborough, MA  01772

*     Mark P. Freeman, Jr.          President, Director       None

      Clyde E. Gardner              Senior Vice President     None
      Rt. 2, Box 3162
      Osage Beach, MO  65065

#     Evelyn K. Glassford           Vice President            None

      Jeffrey J. Greiner            Regional Vice President   None
      5898 Heather Glen Court
      Dublin, OH  43017

      David E. Harper               Senior Vice President     None
      R.D. 1, Box 210, Rte. 519
      Frenchtown, NJ  08825

      Ronald R. Hulsey              Vice President            None
      6744 Avalon
      Dallas, TX  75214

      Robert S. Irish               Regional Vice President   None
      1225 Vista Del Mar Drive
      Delray Beach, FL  33483

*     Robert L. Johansen            Vice President, Controller   None

      Michael J. Johnston           Chairman of the Board     None
      630 Fifth Avenue, 36th Floor
      New York, NY  10111

       V. John Kriss, Jr.           Senior Vice President     None
      P.O. Box 274
      Surfside, CA  90743

      Arthur J. Levine              Vice President            None
      12558 Highlands Place
      Fishers, IN  46038

#     Karl A. Lewis                 Assistant Vice President   None

      T. Blake Liberty              Regional Vice President   None
      12585-E
      East Tennessee Circle
      Aurora, CO  80012

*     Lorin E. Liesy                Assistant Vice President   None

*     Susan G. Lindgren             Vice President - Institutional   None
                                    Investment Services Division

%     Stella Lopez                  Vice President            None

+     Robert W. Lovelace            Director                  Vice President

      Stephen A. Malbasa            Regional Vice President   None
      13405 Lake Shore Blvd.
      Cleveland, OH  44110

      Steven M. Markel              Vice President            None
      5241 S. Race Street
      Littleton, CO  80121

*     John C. Massar                Director, Senior Vice     None
                                    President

*     E. Lee McClennahan            Senior Vice President     None

      Laurie B. McCurdy             Regional Vice President   None
      3500 West Camino de Urania
      Tucson, AZ  85741

%     John V. McLaughlin            Senior Vice President     None

      Terry W. McNabb               Vice President            None
      2002 Barrett Station Rd.
      St. Louis, MO   63131

*     R. William Melinat            Vice President, Institutional   None
                                    Investment Services Division

      David R. Murray               Vice President            None
      25701 S.E. 32nd Place
      Issaquah, WA  98027

      Stephen S. Nelson             Vice President            None
      7215 Trevor Court
      Charlotte, NC  28226

      William E. Noe                Regional Vice President   None
      304 River Oaks Road
      Brentwood, TN  37027

      Peter A. Nyhus                Regional Vice President   None
      3084 Wilds Ridge Court
      Prior Lake, MN  55372

      Eric P. Olson                 Regional Vice President   None
      62 Park Drive
      Glenview, IL  60025

      Fredric Phillips              Vice President            None
      32 Ridge Avenue
      Newton Centre, MA  02161

#     Candance D. Pilgram           Assistant Vice President   None

      Carl S. Platou                Regional Vice President   None
      4021 96th Avenue, SE
      Mercer Island, WA  98040

*     John O. Post, Jr.             Vice President            None

      Steven J. Reitman             Vice President            None
      212 The Lane
      Hinsdale, IL  60521

      Brian A. Roberts              Regional Vice President   None
      12025 Delmahoy Drive
      Charlotte, NC  28277

      George S. Ross                Vice President            None
      55 Madison Avenue
      Morristown, NJ  07960

*     Julie D. Roth                 Vice President            None

*     James F. Rothenberg           Director                  None

      Douglas F. Rowe               Regional Vice President   None
      30309 Oak Tree Drive
      Georgetown, TX  78628

      Christopher S. Rowey          Regional Vice President   None
      9417 Beverlywood Street
      Los Angeles, CA  90034

      Dean B. Rydquist              Vice President            None
      1080 Bay Pointe Crossing
      Alpharetta, GA  30202

      Richard R. Samson             Vice President            None
      4604 Glencoe Avenue, #4
      Marina del Rey, CA  90292

      Joe D. Scarpitti              Regional Vice President   None
      31465 St. Andrews
      Westlake, OH  44145

*     Daniel B. Seivert             Assistant Vice President   None

*     R. Michael Shanahan           Director                  None

      David W. Short                Director, Senior Vice     None
      1000 RIDC Plaza, Ste. 212     President
      Pittsburgh, PA  15238

*     Victor S. Sidhu               Vice President,           None
                                    Institutional Investment
                                    Services Division

      William P. Simon, Jr.         Vice President            None
      554 Canterbury Lane
      Berwyn, PA  19312

*     John C. Smith                 Assistant Vice President,   None
                                    Institutional Investment
                                    Services Division

*     Mary E. Smith                 Assistant Vice President,   None
                                    Institutional Investment
                                    Services Division

      Rodney G. Smith               Vice President            None
      100 N. Central Expressway
      Suite 1214
      Richardson, TX  75080

      Nicholas D. Spadaccini        Regional Vice President   None
      855 Markley Woods Way
      Cincinnati, OH  45230

      Daniel S. Spradling           Senior Vice President     None
      4 West 4th Avenue, Suite 406
      San Mateo, CA  94402

      Thomas A. Stout               Regional Vice President   None
      12913 Kendale Lane
      Bowie, MD  20715

      Craig R. Strauser             Regional Vice President   None
      17040 Summer Place
      Lake Oswego, OR  97035

      Francis N. Strazzeri          Regional Vice President   None
      31641 Saddletree Drive
      Westlake Village, CA  91361

*     Drew Taylor                   Assistant Vice President   None

%     James P. Toomey               Assistant Vice President   None

&     Christopher E. Trede          Assistant Vice President   None

      George F. Truesdail           Vice President            None
      400 Abbotsford Court
      Charlotte, NC  28270

      Scott W. Ursin-Smith          Regional Vice President   None
      606 Glenwood Avenue
      Mill Valley, CA  94941

*     David M. Ward                 Assistant Vice President,   None
                                    Institutional Investment
                                    Services Division

      Thomas E. Warren              Regional Vice President   None
      4001 Crockers Lake Blvd., #1012
      Sarasota, FL  34238

*     J. Kelly Webb                 Senior Vice President,    None
                                    Treasurer

      Gregory J. Weimer             Vice President            None
      125 Surrey Drive
      Canonsburg, PA  15317

#     Timothy W. Weiss              Director                  None

**    N. Dexter Williams            Vice President            None

      Timothy J. Wilson             Regional Vice President   None
      113 Farmview Place
      Venetia, PA  15367

#     Laura L. Wimberly             Assistant Vice President   None

*     Marshall D. Wingo             Director, Senior Vice     None
                                    President

*     Robert L. Winston             Director, Senior Vice     None
                                    President

      William R. Yost               Regional Vice President   None
      9320 Overlook Trail
      Eden Prairie, MN  55347

      Janet Young                   Regional Vice President   None
      1616 Vermont
      Houston, TX  77006

      Scott D. Zambon               Regional Vice President   None
      209 Robinson Drive
      Tustin Ranch, CA  92782


___________________
* Business Address, 333 South Hope Street, Los Angeles, CA  90071

** Business Address, One Market Plaza, Steuart Tower, Suite 1800, San Francisco, CA 94111

+ Business Address, 11100 Santa Monica Blvd., Los Angeles, CA  90025

# Business Address, 135 South State College Blvd., Brea, CA  92821

% Business Address, 8000 IH-10, Suite 1400, San Antonio, TX  78230

@ Business Address, 5300 Robin Hood Road, Norfolk, VA  23513

& Business Address, 8332 Woodfield Crossing Boulevard, Indianapolis, IN  46240

 (c) None.

ITEM 30. LOCATION OF ACCOUNTS AND RECORDS.

  Accounts, books and other records required by Rules 31a-1 and 31a-2 under the Investment Company Act of 1940, are maintained and kept in the offices of the fund and its investment adviser, Capital Research and Management Company, 333 South Hope Street, Los Angeles, CA 90071. Certain accounting records are maintained and kept in the offices of the Fund's accounting department, 135 South State College Blvd., Brea, CA 92621 and 5300 Robin Hood Road, Norfolk, VA 23513.

  Records covering shareholder accounts are maintained and kept by the fund's transfer agent, American Funds Service Company, 135 South State College Blvd., Brea, CA 92621, 8000 IH-10, Suite 1400, San Antonio, TX 78230, 8332 Woodfield Crossing Blvd., Indianapolis, IN 46240 and 5300 Robin Hood Road, Norfolk, VA 23513.

  Records covering portfolio transactions are also maintained and kept by the Custodian, The Chase Manhattan Bank, One Chase Manhattan Plaza, New York, New York, 10081.

ITEM 31. MANAGEMENT SERVICES.

  None.

ITEM 32. UNDERTAKINGS.

 (c) As reflected in the prospectus, the fund undertakes to provide each person to whom a prospectus is delivered with a copy of the fund's latest annual report to shareholders, upon request and without charge.

                            SIGNATURE OF REGISTRANT

 Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Los Angeles, and State of California, on the 23rd day of January, 1996.
                                      SMALLCAP World Fund, Inc.
                                      By: /s/ Cordon Crawford
                                      Gordon Crawford, President

 Pursuant to the requirements of the Securities Act of 1933, this amendment to Registration Statement has been signed below on January 23, 1996, by the following persons in the capacities indicated.

          SIGNATURE                            TITLE
(1)       Principal Executive Officer:

          /s/ Gordon Crawford                    President
          Gordon Crawford

(2)       Principal Financial Officer and
          Principal Accounting Officer:

          /s/ Steven N. Kearsley               Vice President and Treasurer
          Steven N. Kearsley

(3)       Directors:

          Richard G. Capen, Jr.                Director
          H. Frederick Christie*               Director
          Alan W. Clements*                    Director
          Robert B. Egelston*                  Chairman of the Board
          Alan Greenway*                       Director
          William R. Grimsley*                 Vice Chairman and Director
          E. Graham Holloway*                  Director
          Leonade D. Jones*                    Director
          William H. Kling*                    Director
          Norman R. Weldon*                    Director
          Patricia K. Woolf*                   Director

*By  /s/ Chad L. Norton
 Chad L. Norton
 (Attorney-in-Fact)
                                      C-13